UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 09525

Rydex Dynamic Funds
(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Rydex Dynamic Funds
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: March 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DOMESTIC EQUITY FUNDS

S&P 500® 2x STRATEGY FUND

INVERSE S&P 500® 2x STRATEGY FUND

NASDAQ-100® 2x STRATEGY FUND

INVERSE NASDAQ-100® 2x STRATEGY FUND

DOW 2x STRATEGY FUND

INVERSE DOW 2x STRATEGY FUND

RUSSELL 2000® 2x STRATEGY FUND

INVERSE RUSSELL 2000® 2x STRATEGY FUND

DYN-ANN-0313x0314

GO GREEN!

ELIMINATE MAILBOX CLUTTER

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

—	View online confirmations and statements at your convenience.

—	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

—	Access prospectuses, annual reports and semiannual reports online.

If you have questions about Guggenheim Investments eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE RYDEX FUNDS ANNUAL REPORT | 1

March 28, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for eight of our Rydex Funds.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Distributors, LLC, is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners and Security Investors, LLC.

This report covers performance of the following Funds for the three-month period ended March 28, 2013:

DOMESTIC EQUITY FUNDS

– S&P 500® 2x Strategy Fund

– Inverse S&P 500® 2x Strategy Fund

– NASDAQ-100® 2x Strategy Fund

– Inverse NASDAQ-100® 2x Strategy Fund

– Dow 2x Strategy Fund

– Inverse Dow 2x Strategy Fund

– Russell 2000® 2x Strategy Fund

– Inverse Russell 2000® 2x Strategy Fund

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

April 30, 2013

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

2 | the Rydex FUNDS annual report

ECONOMIC AND MARKET OVERVIEW	March 28, 2013

Recent economic results have been solid, powered by the monetary accommodation from central banks around the world. The U.S. Federal Reserve has signaled that it is likely to continue with its asset purchase program throughout 2013 in an effort to combat long-term structural unemployment. This, coupled with rebound in the housing market, has provided a tailwind for the economy. The run-up in U.S. equity prices, with some major indices testing or exceeding their all-time highs, has also contributed to heightened expectations about the economy and markets. In the fixed income domain, abundant liquidity and the continuation of open-ended quantitative easing have produced a benign credit environment with low default rates.

Following Congress’ New Year’s reprieve on the Fiscal Cliff, markets turned their attention to the impact of sequestration, as well as ongoing tax and spending debates. Despite some uncertainty created by recent political partisanship in Washington, the U.S. economy seems to be on firm footing. Construction spending has been rising, state and local employment has been contributing to GDP and employment growth has been fairly strong. Investors have benefited from the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation and sustained economic growth. Moreover, the U.S. economic expansion has withstood recent less-than-favorable Chinese economic data and Europe’s continued growth problems and banking crises in certain periphery countries.

For the one-year period ended March 28, 2013, the Standard & Poor’s 500 Index* (the “S&P 500”), which is generally regarded as an indicator of the broad U.S. stock market, returned 13.96%. Foreign developed markets performed in a comparable manner: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 11.25%. Global growth concerns affected emerging markets. The return of the MSCI Emerging Market Index was 1.95%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The return of the Barclays U.S. Aggregate Bond Index, which is a proxy for the U.S. investment grade bond market, posted a 3.77% return for the period, while the Barclays U.S. Corporate High Yield Index returned 13.13%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.12% for the one-year period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction cost, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Dow Jones Industrial AverageSM is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow back in 1896.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

the Rydex FUNDS annual report | 3

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%– in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	in line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	in line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

4 | the Rydex FUNDS annual report

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2012 and ending March 28, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

the Rydex FUNDS annual report | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
Fund Name	Ratio[1]	Return	September 30, 2012	March 28, 2013	Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® 2x Strategy Fund
A-Class	1.72%	19.03%	$1,000.00	$1,190.30	$9.24
C-Class	2.45%	18.63%	1,000.00	1,186.30	13.13
H-Class	1.71%	19.07%	1,000.00	1,190.70	9.19
Inverse S&P 500® 2x Strategy Fund
A-Class	1.70%	(19.93%)	1,000.00	800.70	7.51
C-Class	2.45%	(20.20%)	1,000.00	798.00	10.80
H-Class	1.71%	(19.96%)	1,000.00	800.40	7.55
NASDAQ-100® 2x Strategy Fund
A-Class	1.74%	0.66%	1,000.00	1,006.60	8.56
C-Class	2.50%	0.28%	1,000.00	1,002.80	12.28
H-Class	1.75%	0.66%	1,000.00	1,006.60	8.61
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.73%	(6.14%)	1,000.00	938.60	8.22
C-Class	2.39%	(6.58%)	1,000.00	934.20	11.34
H-Class	1.76%	(6.25%)	1,000.00	937.50	8.36
Dow 2x Strategy Fund
A-Class	1.72%	18.49%	1,000.00	1,184.90	9.21
C-Class	2.49%	18.05%	1,000.00	1,180.50	13.31
H-Class	1.74%	18.44%	1,000.00	1,184.40	9.32
Inverse Dow 2x Strategy Fund
A-Class	1.71%	(19.18%)	1,000.00	808.20	7.58
C-Class	2.50%	(19.56%)	1,000.00	804.40	11.06
H-Class	1.74%	(19.04%)	1,000.00	809.60	7.72
Russell 2000® 2x Strategy Fund
A-Class	1.73%	28.33%	1,000.00	1,283.30	9.69
C-Class	2.41%	27.93%	1,000.00	1,279.30	13.47
H-Class	1.77%	28.31%	1,000.00	1,283.10	9.91
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.79%	(26.58%)	1,000.00	734.20	7.61
C-Class	2.41%	(26.76%)	1,000.00	732.40	10.24
H-Class	1.76%	(26.49%)	1,000.00	735.10	7.49

6 | the Rydex FUNDS annual report

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
Fund Name	Ratio[1]	Return	September 30, 2012	March 31, 2013	Period[4]
Table 2. Based on hypothetical 5% return (before expenses)[5]
S&P 500® 2x Strategy Fund
A-Class	1.72%	5.00%	$1,000.00	$1,016.36	$8.65
C-Class	2.45%	5.00%	1,000.00	1,012.72	12.29
H-Class	1.71%	5.00%	1,000.00	1,016.40	8.60
Inverse S&P 500® 2x Strategy Fund
A-Class	1.70%	5.00%	1,000.00	1,016.45	8.55
C-Class	2.45%	5.00%	1,000.00	1,012.72	12.29
H-Class	1.71%	5.00%	1,000.00	1,016.40	8.60
NASDAQ-100® 2x Strategy Fund
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.50%	5.00%	1,000.00	1,012.47	12.54
H-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
Inverse NASDAQ-100® 2x Strategy Fund
A-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.76%	5.00%	1,000.00	1,016.16	8.85
Dow 2x Strategy Fund
A-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Inverse Dow 2x Strategy Fund
A-Class	1.71%	5.00%	1,000.00	1,016.40	8.60
C-Class	2.50%	5.00%	1,000.00	1,012.47	12.54
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Russell 2000® 2x Strategy Fund
A-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
C-Class	2.41%	5.00%	1,000.00	1,012.91	12.09
H-Class	1.77%	5.00%	1,000.00	1,016.11	8.90
Inverse Russell 2000® 2x Strategy Fund
A-Class	1.79%	5.00%	1,000.00	1,016.01	9.00
C-Class	2.41%	5.00%	1,000.00	1,012.91	12.09
H-Class	1.76%	5.00%	1,000.00	1,016.16	8.85

[1]	Annualized.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period September 30, 2012 to March 28, 2013.

[4]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one-half year period).
[5]	Hypothetical return for the period September 30, 2012 to March 31, 2013.

the Rydex FUNDS annual report | 7

Performance Report and FUND PROFILE (Unaudited)	March 28, 2013

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the S&P 500® Index. S&P 500® 2x Strategy Fund H-Class returned 24.59%, while the S&P 500 Index gained 13.96% over the same period.

Sectors contributing most to performance of the underlying index were Health Care and Financials. The sector contributing least was Materials. Information Technology was the only sector that detracted from performance of the underlying index.

Johnson & Johnson, Pfizer, Inc. and AT&T, Inc. were the holdings contributing the most to performance of the underlying index for the period. Apple, Inc., Microsoft Corp. and Intel Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 27, 2000
H-Class	May 19, 2000

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	1.8%
Exxon Mobil Corp.	1.7%
General Electric Co.	1.0%
Chevron Corp.	1.0%
Johnson & Johnson	1.0%
International Business Machines Corp.	0.9%
Microsoft Corp.	0.9%
Google, Inc. — Class A	0.9%
Procter & Gamble Co.	0.9%
Pfizer, Inc.	0.9%
Top Ten Total	11.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
C-Class Shares	23.77%	0.90%	7.52%
C-Class Shares with CDSC†	22.77%	0.90%	7.52%
H-Class Shares	24.59%	1.65%	8.30%
S&P 500 Index	13.96%	5.81%	8.53%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	24.66%	1.63%	3.41%
A-Class Shares with sales charge‡	18.72%	0.65%	2.83%
S&P 500 Index	13.96%	5.81%	6.36%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

the Rydex FUNDS annual report | 9

SCHEDULE OF INVESTMENTS	March 28, 2013
S&P 500® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 58.6%

INFORMATION TECHNOLOGY - 10.7%
Apple, Inc.	3,722	$1,647,470
International Business Machines Corp.	4,153	885,836
Microsoft Corp.	29,886	855,039
Google, Inc. — Class A*	1,054	836,908
Oracle Corp.	14,639	473,425
QUALCOMM, Inc.	6,810	455,930
Cisco Systems, Inc.	21,140	442,037
Intel Corp.	19,608	428,434
Visa, Inc. — Class A	2,044	347,153
eBay, Inc.*	4,628	250,930
Mastercard, Inc. — Class A	419	226,733
EMC Corp.*	8,338	199,194
Accenture plc — Class A	2,552	193,875
Hewlett-Packard Co.	7,741	184,545
Texas Instruments, Inc.	4,380	155,401
Automatic Data Processing, Inc.	1,919	124,773
Salesforce.com, Inc.*	531	94,959
Cognizant Technology Solutions
Corp. — Class A*	1,197	91,702
Yahoo!, Inc.*	3,842	90,402
Adobe Systems, Inc.*	1,981	86,193
Dell, Inc.	5,793	83,014
Corning, Inc.	5,837	77,807
Intuit, Inc.	1,108	72,740
Broadcom Corp. — Class A	2,074	71,906
Motorola Solutions, Inc.	1,094	70,049
TE Connectivity Ltd.	1,666	69,856
Symantec Corp.*	2,732	67,426
Applied Materials, Inc.	4,759	64,151
Analog Devices, Inc.	1,216	56,532
Citrix Systems, Inc.*	739	53,326
SanDisk Corp.*	959	52,745
NetApp, Inc.*	1,431	48,883
Amphenol Corp. — Class A	631	47,104
Fiserv, Inc.*	529	46,462
Seagate Technology plc	1,266	46,285
Fidelity National Information
Services, Inc.	1,165	46,157
Altera Corp.	1,268	44,976
Paychex, Inc.	1,280	44,890
Western Digital Corp.	859	43,191
Xerox Corp.	4,852	41,727
Micron Technology, Inc.*	4,049	40,409
Xilinx, Inc.	1,040	39,697
Red Hat, Inc.*	765	38,678
Teradata Corp.*	657	38,441
Juniper Networks, Inc.*	2,047	37,951
Autodesk, Inc.*	890	36,704
Linear Technology Corp.	923	35,416
KLA-Tencor Corp.	663	34,967
Western Union Co.	2,255	33,915
CA, Inc.	1,319	33,199
NVIDIA Corp.	2,473	31,704
Computer Sciences Corp.	608	29,932
VeriSign, Inc.*	605	28,604
Microchip Technology, Inc.	773	28,415
F5 Networks, Inc.*	312	27,793
Lam Research Corp.*	644	26,700
Akamai Technologies, Inc.*	702	24,774
BMC Software, Inc.*	521	24,138
Electronic Arts, Inc.*	1,190	21,063
Harris Corp.	447	20,714
Molex, Inc.	544	15,928
Total System Services, Inc.	634	15,711
SAIC, Inc.	1,120	15,176
FLIR Systems, Inc.	575	14,956
LSI Corp.*	2,179	14,774
Jabil Circuit, Inc.	729	13,472
JDS Uniphase Corp.*	936	12,514
Teradyne, Inc.*	758	12,295
First Solar, Inc.*	233	6,282
Advanced Micro Devices, Inc.*,1	2,403	6,128
Total Information Technology		9,980,616
Financials - 9.4%
Berkshire Hathaway, Inc. — Class B*	7,229	753,261
JPMorgan Chase & Co.	15,171	720,016
Wells Fargo & Co.	19,429	718,678
Citigroup, Inc.	12,047	532,959
Bank of America Corp.	42,896	522,473
American Express Co.	3,810	257,022
Goldman Sachs Group, Inc.	1,735	255,305
U.S. Bancorp	7,387	250,641
American International Group, Inc.*	5,848	227,019
Simon Property Group, Inc.	1,239	196,456
MetLife, Inc.	4,332	164,702
PNC Financial Services Group, Inc.	2,094	139,250
Bank of New York Mellon Corp.	4,612	129,090
BlackRock, Inc. — Class A	499	128,183
Capital One Financial Corp.	2,310	126,934
Travelers Companies, Inc.	1,498	126,116
American Tower Corp. — Class A	1,566	120,458
ACE Ltd.	1,348	119,931
Morgan Stanley	5,443	119,637
Prudential Financial, Inc.	1,847	108,955
State Street Corp.	1,811	107,012
Aflac, Inc.	1,851	96,289
Allstate Corp.	1,893	92,890
Chubb Corp.	1,035	90,594
HCP, Inc.	1,800	89,748
Discover Financial Services	1,964	88,066
BB&T Corp.	2,776	87,139
Public Storage	567	86,365
Ventas, Inc.	1,157	84,692
Franklin Resources, Inc.	551	83,096
Marsh & McLennan Companies, Inc.	2,174	82,546
Charles Schwab Corp.	4,359	77,111
T. Rowe Price Group, Inc.	1,024	76,667
Aon plc	1,235	75,953
CME Group, Inc. — Class A	1,212	74,404
Prologis, Inc.	1,831	73,203
Health Care REIT, Inc.	1,030	69,947
Equity Residential	1,270	69,927

10 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
S&P 500® 2x STRATEGY FUND

	Shares	Value

Weyerhaeuser Co.	2,161	$67,812
SunTrust Banks, Inc.	2,136	61,538
Boston Properties, Inc.	598	60,434
Ameriprise Financial, Inc.	807	59,436
McGraw-Hill Companies, Inc.	1,108	57,705
AvalonBay Communities, Inc.	448	56,748
Fifth Third Bancorp	3,470	56,596
Vornado Realty Trust	669	55,955
Progressive Corp.	2,202	55,645
Loews Corp.	1,227	54,074
Invesco Ltd.	1,748	50,622
Host Hotels & Resorts, Inc.	2,883	50,424
M&T Bank Corp.	488	50,342
Northern Trust Corp.	863	47,085
IntercontinentalExchange, Inc.*	288	46,964
Regions Financial Corp.	5,606	45,913
Hartford Financial Services
Group, Inc.	1,727	44,557
Moody’s Corp.	768	40,950
NYSE Euronext	966	37,326
Principal Financial Group, Inc.	1,089	37,059
SLM Corp.	1,797	36,803
KeyCorp	3,662	36,474
Kimco Realty Corp.	1,620	36,288
XL Group plc — Class A	1,169	35,421
Lincoln National Corp.	1,076	35,088
Plum Creek Timber Company, Inc.	644	33,617
Leucadia National Corp.	1,159	31,791
CBRE Group, Inc. — Class A*	1,210	30,553
Unum Group	1,070	30,228
Cincinnati Financial Corp.	582	27,465
Comerica, Inc.	744	26,747
Huntington Bancshares, Inc.	3,338	24,668
Torchmark Corp.	371	22,186
Genworth Financial, Inc. — Class A*	1,950	19,500
Zions Bancorporation	727	18,168
People’s United Financial, Inc.	1,343	18,050
Apartment Investment & Management
Co. — Class A	573	17,568
Hudson City Bancorp, Inc.	1,885	16,286
NASDAQ OMX Group, Inc.	465	15,020
Legg Mason, Inc.	455	14,628
Assurant, Inc.	312	14,043
E*TRADE Financial Corp.*	1,018	10,903
First Horizon National Corp.	965	10,306
Total Financials		8,821,721
Health Care - 7.4%
Johnson & Johnson	11,079	903,270
Pfizer, Inc.	28,500	822,510
Merck & Company, Inc.	11,982	529,964
Amgen, Inc.	2,967	304,147
Gilead Sciences, Inc.*	6,038	295,439
Bristol-Myers Squibb Co.	6,491	267,364
AbbVie, Inc.	6,261	255,324
UnitedHealth Group, Inc.	4,064	232,502
Eli Lilly & Co.	3,958	224,775
Abbott Laboratories	6,227	219,937
Celgene Corp.*	1,660	192,411
Medtronic, Inc.	4,011	188,356
Express Scripts Holding Co.*	3,246	187,132
Biogen Idec, Inc.*	937	180,757
Baxter International, Inc.	2,164	157,193
Allergan, Inc.	1,219	136,077
Covidien plc	1,871	126,929
Thermo Fisher Scientific, Inc.	1,418	108,462
McKesson Corp.	923	99,648
WellPoint, Inc.	1,205	79,807
Intuitive Surgical, Inc.*	157	77,117
Stryker Corp.	1,147	74,830
Becton Dickinson and Co.	769	73,524
Alexion Pharmaceuticals, Inc.*	770	70,948
Cigna Corp.	1,131	70,540
Aetna, Inc.	1,300	66,456
Agilent Technologies, Inc.	1,375	57,709
Cardinal Health, Inc.	1,353	56,312
Cerner Corp.*	575	54,481
Zimmer Holdings, Inc.	671	50,473
Actavis, Inc.*	511	47,068
AmerisourceBergen Corp. — Class A	912	46,922
Mylan, Inc.*	1,568	45,378
St. Jude Medical, Inc.	1,118	45,212
Life Technologies Corp.*	682	44,078
Humana, Inc.	628	43,401
Boston Scientific Corp.*	5,381	42,026
Perrigo Co.	350	41,556
DaVita HealthCare Partners, Inc.*	334	39,609
Edwards Lifesciences Corp.*	452	37,136
Quest Diagnostics, Inc.	627	35,394
Forest Laboratories, Inc.*	926	35,225
Laboratory Corporation of
America Holdings*	369	33,284
Waters Corp.*	340	31,929
Varian Medical Systems, Inc.*	433	31,176
CareFusion Corp.*	882	30,861
CR Bard, Inc.	302	30,436
Coventry Health Care, Inc.	534	25,114
DENTSPLY International, Inc.	565	23,967
Hospira, Inc.*	656	21,536
Tenet Healthcare Corp.*	413	19,651
PerkinElmer, Inc.	451	15,172
Patterson Companies, Inc.	329	12,515
Total Health Care		6,943,040
CONSUMER DISCRETIONARY - 6.8%
Comcast Corp. — Class A	10,464	439,593
Home Depot, Inc.	5,922	413,237
Walt Disney Co.	7,156	406,460
McDonald’s Corp.	3,972	395,968
Amazon.com, Inc.*	1,445	385,078
News Corp. — Class A	7,928	241,962
Time Warner, Inc.	3,706	213,540
Ford Motor Co.	15,544	204,404
Target Corp.	2,577	176,396
NIKE, Inc. — Class B	2,876	169,713
Starbucks Corp.	2,965	168,886

See Notes to Financial Statements.	the Rydex FUNDS annual report | 11

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
S&P 500® 2x STRATEGY FUND

	Shares	Value

Lowe’s Companies, Inc.	4,400	$166,848
Priceline.com, Inc.*	197	135,522
TJX Companies, Inc.	2,889	135,062
DIRECTV*	2,275	128,788
Yum! Brands, Inc.	1,783	128,269
Time Warner Cable, Inc.	1,172	112,582
Viacom, Inc. — Class B	1,805	111,134
CBS Corp. — Class B	2,320	108,321
Johnson Controls, Inc.	2,713	95,144
Discovery Communications, Inc. —
Class A*	974	76,693
Macy’s, Inc.	1,566	65,522
Omnicom Group, Inc.	1,036	61,021
Dollar General Corp.*	1,198	60,595
Carnival Corp.	1,761	60,402
Mattel, Inc.	1,361	59,598
VF Corp.	349	58,545
Bed Bath & Beyond, Inc.*	896	57,720
AutoZone, Inc.*	144	57,134
Coach, Inc.	1,113	55,639
Ross Stores, Inc.	878	53,224
Delphi Automotive plc	1,162	51,593
Starwood Hotels & Resorts
Worldwide, Inc.	768	48,945
Harley-Davidson, Inc.	896	47,757
Genuine Parts Co.	609	47,502
O’Reilly Automotive, Inc.*	441	45,225
Dollar Tree, Inc.*	903	43,732
L Brands, Inc.	949	42,382
Netflix, Inc.*	222	42,049
The Gap, Inc.	1,178	41,701
Ralph Lauren Corp. — Class A	241	40,804
Marriott International, Inc. — Class A	966	40,794
Chipotle Mexican Grill, Inc. — Class A*	123	40,082
Wynn Resorts Ltd.	316	39,550
Kohl’s Corp.	841	38,795
CarMax, Inc.*	905	37,739
Whirlpool Corp.	309	36,604
Staples, Inc.	2,669	35,845
BorgWarner, Inc.*	458	35,422
Wyndham Worldwide Corp.	542	34,948
Tiffany & Co.	476	33,101
PVH Corp.	308	32,897
Nordstrom, Inc.	594	32,807
H&R Block, Inc.	1,078	31,715
Newell Rubbermaid, Inc.	1,135	29,624
PulteGroup, Inc.*	1,352	27,365
Lennar Corp. — Class A	651	27,003
DR Horton, Inc.	1,106	26,876
Darden Restaurants, Inc.	517	26,719
PetSmart, Inc.	424	26,330
Best Buy Company, Inc.	1,054	23,346
TripAdvisor, Inc.*	431	22,636
Family Dollar Stores, Inc.	381	22,498
Expedia, Inc.	369	22,144
Scripps Networks Interactive, Inc. —
Class A	341	21,940
Interpublic Group of Companies, Inc.	1,641	21,382
Fossil, Inc.*	212	20,479
Hasbro, Inc.[1]	454	19,949
Gannett Company, Inc.	907	19,836
Leggett & Platt, Inc.	567	19,153
International Game Technology	1,047	17,276
Urban Outfitters, Inc.*	434	16,813
Abercrombie & Fitch Co. — Class A	315	14,553
Garmin Ltd.	438	14,472
GameStop Corp. — Class A1	476	13,314
Cablevision Systems Corp. — Class A	848	12,686
Goodyear Tire & Rubber Co.*	971	12,244
Harman International Industries, Inc.	269	12,005
JC Penney Company, Inc.[1]	565	8,537
Washington Post Co. — Class B	18	8,046
Apollo Group, Inc. — Class A*	393	6,834
AutoNation, Inc.*	153	6,694
Total Consumer Discretionary		6,445,743
Consumer Staples - 6.5%
Procter & Gamble Co.	10,828	834,414
Coca-Cola Co.	15,194	614,444
Philip Morris International, Inc.	6,532	605,582
Wal-Mart Stores, Inc.	6,633	496,348
PepsiCo, Inc.	6,118	483,995
Altria Group, Inc.	7,968	274,020
CVS Caremark Corp.	4,881	268,406
Mondelez International, Inc. — Class A	7,054	215,922
Colgate-Palmolive Co.	1,743	205,726
Costco Wholesale Corp.	1,730	183,570
Walgreen Co.	3,407	162,446
Kimberly-Clark Corp.	1,537	150,595
General Mills, Inc.	2,558	126,135
Kraft Foods Group, Inc.	2,345	120,838
HJ Heinz Co.	1,270	91,783
Archer-Daniels-Midland Co.	2,608	87,968
Sysco Corp.	2,319	81,559
Kroger Co.	2,058	68,202
Kellogg Co.	985	63,464
Mead Johnson Nutrition Co. — Class A	803	62,192
Lorillard, Inc.	1,504	60,686
Estee Lauder Companies, Inc. — Class A	946	60,573
Whole Foods Market, Inc.	683	59,250
ConAgra Foods, Inc.	1,637	58,621
Reynolds American, Inc.	1,276	56,769
Hershey Co.	595	52,080
Clorox Co.	519	45,947
Brown-Forman Corp. — Class B	600	42,841
JM Smucker Co.	425	42,143
Beam, Inc.	636	40,411
McCormick & Company, Inc.	526	38,687
Coca-Cola Enterprises, Inc.	1,040	38,397
Dr Pepper Snapple Group, Inc.	807	37,889
Avon Products, Inc.	1,718	35,614
Campbell Soup Co.	710	32,206
Molson Coors Brewing Co. — Class B	623	30,483
Constellation Brands, Inc. — Class A*	606	28,870
Tyson Foods, Inc. — Class A	1,124	27,898
Monster Beverage Corp.*	571	27,260

12 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
S&P 500® 2x STRATEGY FUND

	Shares	Value

Safeway, Inc.	946	$24,927
Hormel Foods Corp.	533	22,024
Dean Foods Co.*	740	13,416
Total Consumer Staples		6,074,601
Energy - 6.4%
Exxon Mobil Corp.	17,762	1,600,533
Chevron Corp.	7,702	915,152
Schlumberger Ltd.	5,262	394,072
ConocoPhillips	4,841	290,945
Occidental Petroleum Corp.	3,193	250,235
Anadarko Petroleum Corp.	1,982	173,327
Phillips 66	2,464	172,406
Halliburton Co.	3,691	149,153
EOG Resources, Inc.	1,075	137,676
Apache Corp.	1,552	119,752
National Oilwell Varco, Inc.	1,688	119,426
Marathon Petroleum Corp.	1,314	117,734
Williams Companies, Inc.	2,701	101,180
Valero Energy Corp.	2,187	99,487
Kinder Morgan, Inc.	2,502	96,777
Marathon Oil Corp.	2,802	94,483
Devon Energy Corp.	1,501	84,686
Hess Corp.	1,178	84,357
Noble Energy, Inc.	708	81,887
Baker Hughes, Inc.	1,754	81,403
Spectra Energy Corp.	2,645	81,334
Pioneer Natural Resources Co.	521	64,734
Cameron International Corp.*	986	64,287
Cabot Oil & Gas Corp.	830	56,116
Ensco plc — Class A	918	55,080
Range Resources Corp.	650	52,676
Southwestern Energy Co.*	1,393	51,903
FMC Technologies, Inc.*	938	51,018
Murphy Oil Corp.	718	45,758
Chesapeake Energy Corp.	2,067	42,187
Equities Corp.	596	40,379
Noble Corp.	1,006	38,379
Tesoro Corp.	545	31,910
CONSOL Energy, Inc.	906	30,487
Denbury Resources, Inc.*	1,481	27,621
Helmerich & Payne, Inc.	424	25,737
QEP Resources, Inc.	710	22,606
Peabody Energy Corp.	1,066	22,546
Diamond Offshore Drilling, Inc.	275	19,129
Nabors Industries Ltd.	1,150	18,653
Rowan Companies plc — Class A*	493	17,432
WPX Energy, Inc.*	797	12,768
Newfield Exploration Co.*	536	12,017
Total Energy		6,049,428
Industrials - 6.0%
General Electric Co.	41,222	953,053
United Technologies Corp.	3,342	312,242
3M Co.	2,515	267,370
Union Pacific Corp.	1,860	264,882
United Parcel Service, Inc. — Class B	2,832	243,270
Honeywell International, Inc.	3,102	233,736
Boeing Co.	2,699	231,709
Caterpillar, Inc.	2,597	225,862
Emerson Electric Co.	2,863	159,955
Danaher Corp.	2,295	142,634
Deere & Co.	1,544	132,753
Eaton Corporation plc	1,871	114,599
FedEx Corp.	1,161	114,010
Precision Castparts Corp.	583	110,548
Lockheed Martin Corp.	1,060	102,311
Illinois Tool Works, Inc.	1,646	100,306
CSX Corp.	4,047	99,678
Norfolk Southern Corp.	1,247	96,119
General Dynamics Corp.	1,313	92,580
Cummins, Inc.	700	81,067
Raytheon Co.	1,290	75,839
PACCAR, Inc.	1,400	70,784
Waste Management, Inc.	1,732	67,912
Northrop Grumman Corp.	940	65,941
Ingersoll-Rand plc	1,093	60,126
Tyco International Ltd.	1,849	59,168
Fastenal Co.	1,072	55,048
Parker Hannifin Corp.	591	54,124
WW Grainger, Inc.	234	52,645
Stanley Black & Decker, Inc.	635	51,416
Dover Corp.	692	50,433
Roper Industries, Inc.	392	49,906
Rockwell Automation, Inc.	552	47,665
ADT Corp.	919	44,976
Pentair Ltd.	817	43,097
Fluor Corp.	644	42,716
Republic Services, Inc. — Class A	1,179	38,907
Southwest Airlines Co.	2,886	38,903
CH Robinson Worldwide, Inc.	638	37,935
Stericycle, Inc.*	341	36,207
Rockwell Collins, Inc.	541	34,148
Textron, Inc.	1,076	32,076
Flowserve Corp.	191	32,033
Pall Corp.	440	30,083
Expeditors International of
Washington, Inc.	819	29,246
Jacobs Engineering Group, Inc.*	513	28,851
L-3 Communications Holdings, Inc.	356	28,808
Masco Corp.	1,414	28,634
Equifax, Inc.	477	27,471
Joy Global, Inc.	416	24,760
Quanta Services, Inc.*	848	24,236
Iron Mountain, Inc.	663	24,073
Robert Half International, Inc.	553	20,754
Xylem, Inc.	736	20,284
Snap-on, Inc.	226	18,690
Cintas Corp.	415	18,314
Avery Dennison Corp.	393	16,927
Dun & Bradstreet Corp.	162	13,551
Ryder System, Inc.	203	12,129
Pitney Bowes, Inc.[1]	799	11,873
Total Industrials		5,599,373

See Notes to Financial Statements.	the Rydex FUNDS annual report | 13

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
S&P 500® 2x STRATEGY FUND

	Shares	Value

Utilities - 2.1%
Duke Energy Corp.	2,792	$202,671
Southern Co.	3,445	161,639
Dominion Resources, Inc.	2,285	132,942
NextEra Energy, Inc.	1,684	130,813
Exelon Corp.	3,385	116,715
American Electric Power Company, Inc.	1,924	93,564
PG&E Corp.	1,740	77,483
PPL Corp.	2,307	72,232
Sempra Energy	896	71,626
Consolidated Edison, Inc.	1,161	70,856
FirstEnergy Corp.	1,658	69,968
Public Service Enterprise Group, Inc.	2,010	69,023
Edison International	1,288	64,812
Xcel Energy, Inc.	1,935	57,470
Northeast Utilities	1,247	54,195
DTE Energy Co.	684	46,745
Entergy Corp.	703	44,458
CenterPoint Energy, Inc.	1,695	40,612
Wisconsin Energy Corp.	908	38,944
ONEOK, Inc.	812	38,708
NiSource, Inc.	1,230	36,088
NRG Energy, Inc.	1,280	33,907
Ameren Corp.	959	33,584
AES Corp.	2,453	30,834
CMS Energy Corp.	1,053	29,421
SCANA Corp.	527	26,961
Pinnacle West Capital Corp.	434	25,124
Pepco Holdings, Inc.	916	19,602
AGL Resources, Inc.	467	19,591
Integrys Energy Group, Inc.	308	17,913
TECO Energy, Inc.	809	14,416
Total Utilities		1,942,917
Materials - 2.0%
Monsanto Co.	2,125	224,463
EI du Pont de Nemours & Co.	3,703	182,040
Dow Chemical Co.	4,773	151,973
Praxair, Inc.	1,170	130,502
Freeport-McMoRan Copper & Gold, Inc.	3,761	124,489
LyondellBasell Industries N.V. — Class A	1,505	95,251
Ecolab, Inc.	1,050	84,189
Newmont Mining Corp.	1,969	82,481
International Paper Co.	1,747	81,375
PPG Industries, Inc.	566	75,810
Air Products & Chemicals, Inc.	823	71,700
Mosaic Co.	1,098	65,452
Nucor Corp.	1,258	58,057
Sherwin-Williams Co.	336	56,747
CF Industries Holdings, Inc.	245	46,641
Eastman Chemical Co.	608	42,481
Sigma-Aldrich Corp.	472	36,665
Alcoa, Inc.	4,236	36,091
FMC Corp.	548	31,252
Ball Corp.	592	28,167
Airgas, Inc.	271	26,872
Vulcan Materials Co.	515	26,626
MeadWestvaco Corp.	698	25,337
International Flavors & Fragrances, Inc.	318	24,381
Sealed Air Corp.	771	18,589
Owens-Illinois, Inc.*	650	17,323
Bemis Company, Inc.	408	16,467
Allegheny Technologies, Inc.	426	13,508
Cliffs Natural Resources, Inc.[1]	598	11,368
United States Steel Corp.	572	11,154
Total Materials		1,897,451
Telecommunication Services - 1.7%
AT&T, Inc.	21,771	798,778
Verizon Communications, Inc.	11,326	556,673
CenturyLink, Inc.	2,476	86,982
Crown Castle International Corp.*	1,166	81,200
Sprint Nextel Corp.*	11,939	74,141
Windstream Corp.[1]	2,336	18,571
Frontier Communications Corp.[1]	3,956	15,745
MetroPCS Communications, Inc.*	1,273	13,876
Total Telecommunication Services		1,645,966
Total Common Stocks
(Cost $42,121,484)		55,400,856

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 66.4%
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	$50,202,368	50,202,368
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[3]	12,330,098	12,330,098
Total Repurchase Agreements
(Cost $62,532,466)		62,532,466

SECURITIES LENDING COLLATERAL††,4 - 0.0%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	23,104	23,104
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	18,175	18,175
Total Securities Lending Collateral
(Cost $41,279)		41,279
Total Investments - 125.3%
(Cost $104,695,229)		$117,974,601
Other Assets & Liabilities, net - (25.3)%		(23,837,273)
Total Net Assets - 100.0%		$94,137,328

14 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
S&P 500® 2x STRATEGY FUND

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $8,196,563)	105	$28,019

	Units
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC
April 2013 S&P 500 Index Swap,
Terminating 04/30/13[5]
(Notional Value $84,007,417)	53,536	$335,032
Goldman Sachs International
April 2013 S&P 500 Index Swap,
Terminating 04/29/13[5]
(Notional Value $32,213,672)	20,529	104,894
Barclays Bank plc
April 2013 S&P 500 Index Swap,
Terminating 04/30/13[5]
(Notional Value $8,422,403)	5,367	33,265
(Total Notional Value
$124,643,492)		$473,191

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
† †	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 10.
[2]	Repurchase Agreements — See Note 5.

[3]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[4]	Securities lending collateral — See Note 10.

[5]	Total Return based on S&P 500 Index +/- financing at a variable rate.

plc — Public Limited Company

REIT — Real Estate Investment Trust

See Notes to Financial Statements.	the Rydex FUNDS annual report | 15

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 28, 2013

Assets:
Investments, at value - including $40,486 of securities loaned
(cost $42,121,484)	$55,400,856
Repurchase agreements, at value
(cost $62,573,745)	62,573,745
Total investments
(cost $104,695,229)	117,974,601
Segregated cash with broker	7,845,698
Unrealized appreciation on swap agreements	473,191
Receivable for swap settlement	60,910
Cash	10,432
Receivables:
Fund shares sold	4,241,352
Variation margin	236,374
Dividends	69,213
Interest	805
Total assets	130,912,576
Liabilities:
Payable for:
Fund shares redeemed	36,479,728
Management fees	79,666
Upon return of securities loaned	41,279
Distribution and service fees	28,639
Transfer agent and administrative fees	22,130
Portfolio accounting fees	13,278
Securities purchased	8,042
Miscellaneous	102,486
Total liabilities	36,775,248
Net assets	$94,137,328
Net assets consist of:
Paid in capital	$120,855,661
Undistributed net investment income	4,093
Accumulated net realized loss on investments	(40,503,008)
Net unrealized appreciation on investments	13,780,582
Net assets	$94,137,328
A-Class:
Net assets	$6,537,310
Capital shares outstanding	159,837
Net asset value per share	$40.90
Maximum offering price per share
(Net asset value divided by 95.25%)	$42.94
C-Class:
Net assets	$10,666,805
Capital shares outstanding	287,337
Net asset value per share	$37.12
H-Class:
Net assets	$76,933,213
Capital shares outstanding	1,881,801
Net asset value per share	$40.88

STATEMENTS OF
OPERATIONS

	Period	Year Ended
	January 1, 2013 to	December 31,
	March 28, 2013*	2012
Investment Income:
Dividends**	$280,034	$1,281,365
Interest	7,328	60,210
Income from securities lending, net	210	500
Total investment income	287,572	1,342,075

Expenses:
Management fees	223,848	1,006,055
Transfer agent and administrative fees	62,180	279,460
Distribution and service fees:
A-Class	3,879	14,755
C-Class	24,460	114,838
H-Class	52,187	235,996
Professional fees	42,749	28,947
Portfolio accounting fees	37,308	167,678
Registration fees	31,882	62,601
Custodian fees	2,920	24,763
Trustees’ fees†	2,434	11,441
Miscellaneous	(27,642)	111,384
Total expenses	456,205	2,057,918
Net investment loss	(168,633)	(715,843)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	516,296	18,152,192
Swap agreements	12,712,631	14,506,890
Futures contracts	2,599,218	3,979,513
Net realized gain	15,828,145	36,638,595
Net change in unrealized appreciation (depreciation) on:
Investments	4,934,611	(9,526,274)
Swap agreements	(433,894)	1,544,160
Futures contracts	(253,540)	191,680
Net change in unrealized appreciation (depreciation)	4,247,177	(7,790,434)
Net realized and unrealized gain	20,075,322	28,848,161
Net increase in net assets resulting from operations	$19,906,689	$28,132,318

* The Fund changed its fiscal year end from December to March in 2013.

** Net of foreign withholding tax of $90 and $704 for the period January 1, 2013 to March 28, 2013 and year ended December 31, 2012, respectively.

† Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | the Rydex FUNDS annual report	See Notes to Financial Statements.

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period	Year Ended	Year Ended
	January 1, 2013 to	December 31,	December 31,
	March 28, 2013*	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(168,633)	$(715,843)	$(1,102,554)
Net realized gain on investments	15,828,145	36,638,595	3,107,477
Net change in unrealized appreciation (depreciation) on investments	4,247,177	(7,790,434)	(14,409,830)
Net increase (decrease) in net assets resulting from operations	19,906,689	28,132,318	(12,404,907)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,108,935	5,345,648	10,547,070
C-Class	13,974,092	137,299,494	201,678,258
H-Class	781,575,961	5,303,245,543	4,321,567,697
Cost of shares redeemed
A-Class	(2,806,247)	(7,721,809)	(15,938,654)
C-Class	(13,699,428)	(142,790,939)	(206,648,444)
H-Class	(786,175,033)	(5,436,451,502)	(4,274,141,798)
Net increase (decrease) from capital share transactions	(4,021,720)	(141,073,565)	37,064,129
Net increase (decrease) in net assets	15,884,969	(112,941,247)	24,659,222

Net assets:
Beginning of period	78,252,359	191,193,606	166,534,384
End of period	$94,137,328	$78,252,359	$191,193,606
Undistributed net investment income at end of period	$4,093	$4,093	$—

Capital share activity:
Shares sold
A-Class	81,734	167,157	381,959
C-Class	408,328	4,854,385	8,153,246
H-Class	20,646,485	170,656,205	155,493,316
Shares redeemed
A-Class	(72,691)	(245,083)	(572,352)
C-Class	(399,196)	(5,030,393)	(8,366,859)
H-Class	(20,678,784)	(175,406,405)	(153,892,681)
Net increase (decrease) in shares	(14,124)	(5,004,134)	1,196,629

*	The Fund changed its fiscal year end from December to March in 2013.

See Notes to Financial Statements.	the Rydex FUNDS annual report | 17

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
A-Class	2013[a,b]	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$33.77	$26.15	$27.31	$22.03	$15.10	$47.66
Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)	(.15)	(.18)	(.11)	(.03)	.17
Net gain (loss) on investments (realized and unrealized)	7.19	7.77	(.98)	5.39	6.98	(32.65)
Total from investment operations	7.13	7.62	(1.16)	5.28	6.95	(32.48)
Less distributions from:
Net investment income	—	—	—	—	(.02)	(.08)
Total distributions	—	—	—	—	(.02)	(.08)
Net asset value, end of period	$40.90	$33.77	$26.15	$27.31	$22.03	$15.10

Total Return[d]	21.11%	29.14%	(4.21%)	23.92%	46.00%	(68.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,537	$5,092	$5,982	$11,445	$14,077	$16,149
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.49%)	(0.66%)	(0.47%)	(0.25%)	0.58%
Total expenses	1.77%	1.76%	1.89%	1.78%	1.81%	1.73%
Portfolio turnover rate	— [e]	548%	311%	145%	187%	92%

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
C-Class	2013[a,b]	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$30.71	$23.94	$25.16	$20.44	$14.13	$44.94
Income (loss) from investment operations:
Net investment loss[c]	(.11)	(.36)	(.35)	(.25)	(.14)	(.05)
Net gain (loss) on investments (realized and unrealized)	6.52	7.13	(.87)	4.97	6.47	(30.68)
Total from investment operations	6.41	6.77	(1.22)	4.72	6.33	(30.73)
Less distributions from:
Net investment income	—	—	—	—	(.02)	(.08)
Total distributions	—	—	—	—	(.02)	(.08)
Net asset value, end of period	$37.12	$30.71	$23.94	$25.16	$20.44	$14.13

Total Return[d]	20.87%	28.28%	(4.81%)	23.04%	44.77%	(68.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,667	$8,543	$10,876	$16,801	$21,325	$32,159
Ratios to average net assets:
Net investment loss	(1.34%)	(1.25%)	(1.39%)	(1.21%)	(0.99%)	(0.16%)
Total expenses	2.51%	2.51%	2.64%	2.53%	2.57%	2.48%
Portfolio turnover rate	— [e]	548%	311%	145%	187%	92%

18 | the Rydex FUNDS annual report	See Notes to Financial Statements.

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
H-Class	2013[a,b]	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$33.76	$26.16	$27.31	$22.03	$15.10	$47.63
Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)	(.18)	(.21)	(.14)	(.07)	.16
Net gain (loss) on investments (realized and unrealized)	7.18	7.78	(.94)	5.42	7.02	(32.61)
Total from investment operations	7.12	7.60	(1.15)	5.28	6.95	(32.45)
Less distributions from:
Net investment income	—	—	—	—	(.02)	(.08)
Total distributions	—	—	—	—	(.02)	(.08)
Net asset value, end of period	$40.88	$33.76	$26.16	$27.31	$22.03	$15.10

Total Return[d]	21.12%	29.05%	(4.21%)	23.97%	46.00%	(68.12%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,933	$64,617	$174,336	$138,289	$290,100	$110,656
Ratios to average net assets:
Net investment income (loss)	(0.61%)	(0.58%)	(0.76%)	(0.61%)	(0.45%)	0.53%
Total expenses	1.76%	1.76%	1.89%	1.78%	1.81%	1.73%
Portfolio turnover rate	— [e]	548%	311%	145%	187%	92%

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Less than 1%.

See Notes to Financial Statements.	the Rydex FUNDS annual report | 19

Performance Report and FUND PROFILE (Unaudited)	March 28, 2013

INVERSE S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, Inverse S&P 500® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the S&P 500 Index. Inverse S&P 500® 2x Strategy Fund H-Class returned -27.98%, while the S&P 500 Index gained 13.96% over the same period.

Sectors contributing most to performance of the underlying index were Health Care and Financials. The sector contributing least was Materials. Information Technology was the only sector that detracted from performance of the underlying index.

Johnson & Johnson, Pfizer, Inc. and AT&T, Inc. were the holdings contributing the most to performance of the underlying index for the period. Apple, Inc., Microsoft Corp. and Intel Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 7, 2001
H-Class	May 19, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

20 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13
	1 Year	5 Year	10 Year
C-Class Shares	-28.43%	-27.60%	-22.69%
C-Class Shares with CDSC†	-29.15%	-27.60%	-22.69%
H-Class Shares	-27.98%	-27.04%	-22.09%
S&P 500 Index	13.96%	5.81%	8.53%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	-28.00%	-27.10%	-19.58%
A-Class Shares with sales charge‡	-31.45%	-27.81%	-20.03%
S&P 500 Index	13.96%	5.81%	6.36%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

the Rydex FUNDS annual report | 21

SCHEDULE OF INVESTMENTS	March 28, 2013
INVERSE S&P 500® 2x STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 31.1%
Freddie Mac[1]
0.09% due 05/29/13	$10,000,000	$9,999,190
0.11% due 08/02/13	10,000,000	9,997,610
Total Freddie Mac		19,996,800
Total Federal Agency Discount Notes
(Cost $19,994,792)		19,996,800
REPURCHASE AGREEMENT††,2 - 37.2%
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	23,920,170	23,920,170
Total Repurchase Agreement
(Cost $23,920,170)		23,920,170
Total Investments - 68.3%
(Cost $43,914,962)		$43,916,970
Other Assets & Liabilities, net - 31.7%		20,430,206
Total Net Assets - 100.0%		$64,347,176

		Unrealized
	Contracts	Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2013 S&P 500 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $26,307,063)	337	$(10,915)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
April 2013 S&P 500 Index Swap,
Terminating 04/29/13[3]
(Notional Value $20,149,184)	12,840	$(70,708)
Barclays Bank plc
April 2013 S&P 500 Index Swap,
Terminating 04/30/13[3]
(Notional Value $29,467,578)	18,779	(118,721)
Credit Suisse Capital, LLC
April 2013 S&P 500 Index Swap,
Terminating 04/30/13[3]
(Notional Value $52,216,554)	33,276	(212,024)
(Total Notional Value
$101,833,316)		$(401,453)

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	Repurchase Agreement — See Note 5.
[3]	Total Return based on S&P 500 Index +/- financing at a variable rate. plc — Public Limited Company

22 | the Rydex FUNDS annual report	See Notes to Financial Statements.

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $19,994,792)	$19,996,800
Repurchase agreements, at value
(cost $23,920,170)	23,920,170
Total investments
(cost $43,914,962)	43,916,970
Segregated cash with broker	18,517,470
Receivables:
Fund shares sold	4,123,254
Variation margin	1,131
Interest	292
Total assets	66,559,117
Liabilities:
Unrealized depreciation on swap agreements	401,453
Payable for:
Fund shares redeemed	1,582,690
Swap settlement	65,444
Management fees	54,943
Distribution and service fees	17,513
Transfer agent and administrative fees	15,262
Portfolio accounting fees	9,158
Miscellaneous	65,478
Total liabilities	2,211,941
Net assets	$64,347,176
Net assets consist of:
Paid in capital	$469,627,199
Undistributed net investment income	—
Accumulated net realized loss on investments	(404,869,663)
Net unrealized depreciation on investments	(410,360)
Net assets	$64,347,176
A-Class:
Net assets	$4,920,762
Capital shares outstanding	687,885
Net asset value per share	$7.15
Maximum offering price per share
(Net asset value divided by 95.25%)	$7.51
C-Class:
Net assets	$3,853,547
Capital shares outstanding	590,800
Net asset value per share	$6.52
H-Class:
Net assets	$55,572,867
Capital shares outstanding	7,739,929
Net asset value per share	$7.18

STATEMENTS OF
OPERATIONS

	Period	Year Ended
	January 1, 2013 to	December 31,
	March 28, 2013*	2012
Investment Income:
Interest	$15,070	$117,095
Total investment income	15,070	117,095

Expenses:
Management fees	150,450	823,627
Transfer agent and administrative fees	41,792	228,786
Distribution and service fees:
A-Class	2,584	11,516
C-Class	9,337	57,362
H-Class	36,874	202,930
Professional fees	28,754	24,004
Registration fees	26,949	61,621
Portfolio accounting fees	25,076	137,273
Custodian fees	1,906	17,828
Trustees’ fees**	1,980	11,391
Miscellaneous	(24,786)	79,802
Total expenses	300,916	1,656,140
Net investment loss	(285,846)	(1,539,045)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(11,633,856)	(20,311,435)
Futures contracts	(2,455,666)	(11,504,725)
Net realized loss	(14,089,522)	(31,816,160)
Net change in unrealized appreciation (depreciation) on:
Investments	(338)	(10,608)
Swap agreements	(168,735)	(851,124)
Futures contracts	108,641	(204,453)
Net change in unrealized appreciation (depreciation)	(60,432)	(1,066,185)
Net realized and unrealized loss	(14,149,954)	(32,882,345)
Net decrease in net assets resulting from operations	$(14,435,800)	$(34,421,390)

*	The Fund changed its fiscal year end from December to March in 2013.

**	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the Rydex FUNDS annual report | 23

INVERSE S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period	Year Ended	Year Ended
	January 1, 2013 to	December 31,	December 31,
	March 28, 2013*	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(285,846)	$(1,539,045)	$(2,670,581)
Net realized loss on investments	(14,089,522)	(31,816,160)	(24,381,239)
Net change in unrealized appreciation (depreciation) on investments	(60,432)	(1,066,185)	802,055
Net decrease in net assets resulting from operations	(14,435,800)	(34,421,390)	(26,249,765)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,331,122	9,359,726	22,039,520
C-Class	20,120,889	146,728,868	257,594,595
H-Class	320,703,351	2,510,982,585	3,760,764,762
Cost of shares redeemed
A-Class	(2,772,336)	(8,367,525)	(20,788,219)
C-Class	(19,634,356)	(147,079,728)	(257,281,439)
H-Class	(304,513,349)	(2,502,402,768)	(3,794,996,116)
Net increase (decrease) from capital share transactions	17,235,321	9,221,158	(32,666,897)
Net increase (decrease) in net assets	2,799,521	(25,200,232)	(58,916,662)

Net assets:
Beginning of period	61,547,655	86,747,887	145,664,549
End of period	$64,347,176	$61,547,655	$86,747,887
Undistributed (Accumulated) net investment income (loss) at end of period	$—	$(1)	$—

Capital share activity:
Shares sold
A-Class	441,576	959,922	1,500,170
C-Class	2,806,736	15,592,158	19,255,477
H-Class	40,940,187	243,346,167	254,860,943
Shares redeemed
A-Class	(351,493)	(843,922)	(1,451,085)
C-Class	(2,733,744)	(15,660,217)	(19,256,137)
H-Class	(39,060,594)	(243,259,912)	(257,232,763)
Net increase (decrease) in shares	2,042,668	134,196	(2,323,395)

*	The Fund changed its fiscal year end from December to March in 2013.

24 | the Rydex FUNDS annual report	See Notes to Financial Statements.

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
A-Class	2013[a,b]	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$8.86	$12.74	$15.95	$23.77	$48.14	$29.16
Income (loss) from investment operations:
Net investment income (loss)[c]	(.03)	(.16)	(.27)	(.34)	(.61)	.10
Net gain (loss) on investments (realized and unrealized)	(1.68)	(3.72)	(2.94)	(7.48)	(23.74)	19.18
Total from investment operations	(1.71)	(3.88)	(3.21)	(7.82)	(24.35)	19.28
Less distributions from:
Net investment income	—	—	—	—	(.02)	(.30)
Total distributions	—	—	—	—	(.02)	(.30)
Net asset value, end of period	$7.15	$8.86	$12.74	$15.95	$23.77	$48.14

Total Return[d]	(19.30%)	(30.46%)	(20.13%)	(32.90%)	(50.58%)	66.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,921	$5,295	$6,138	$6,902	$7,069	$14,897
Ratios to average net assets:
Net investment income (loss)	(1.66%)	(1.62%)	(1.84%)	(1.60%)	(1.60%)	0.27%
Total expenses	1.75%	1.75%	1.93%	1.79%	1.80%	1.74%
Portfolio turnover rate	—	—	—	—	—	—

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
C-Class	2013[a,b]	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$8.09	$11.71	$14.75	$22.13	$45.16	$27.56
Income (loss) from investment operations:
Net investment loss[c]	(.04)	(.22)	(.34)	(.44)	(.79)	(.15)
Net gain (loss) on investments (realized and unrealized)	(1.53)	(3.40)	(2.70)	(6.94)	(22.22)	18.05
Total from investment operations	(1.57)	(3.62)	(3.04)	(7.38)	(23.01)	17.90
Less distributions from:
Net investment income	—	—	—	—	(.02)	(.30)
Total distributions	—	—	—	—	(.02)	(.30)
Net asset value, end of period	$6.52	$8.09	$11.71	$14.75	$22.13	$45.16

Total Return[d]	(19.41%)	(30.91%)	(20.61%)	(33.35%)	(50.95%)	64.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,854	$4,187	$6,860	$8,654	$14,720	$17,565
Ratios to average net assets:
Net investment loss	(2.39%)	(2.37%)	(2.58%)	(2.35%)	(2.39%)	(0.42%)
Total expenses	2.47%	2.50%	2.68%	2.54%	2.59%	2.49%
Portfolio turnover rate	—	—	—	—	—	—

See Notes to Financial Statements.	the Rydex FUNDS annual report | 25

INVERSE S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
H-Class	2013[a,b]	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$8.88	$12.77	$15.97	$23.79	$48.17	$29.16
Income (loss) from investment operations:
Net investment income (loss)[c]	(.03)	(.17)	(.27)	(.34)	(.60)	.11
Net gain (loss) on investments (realized and unrealized)	(1.67)	(3.72)	(2.93)	(7.48)	(23.76)	19.20
Total from investment operations	(1.70)	(3.89)	(3.20)	(7.82)	(24.36)	19.31
Less distributions from:
Net investment income	—	—	—	—	(.02)	(.30)
Total distributions	—	—	—	—	(.02)	(.30)
Net asset value, end of period	$7.18	$8.88	$12.77	$15.97	$23.79	$48.17

Total Return[d]	(19.14%)	(30.46%)	(20.04%)	(32.87%)	(50.57%)	66.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,573	$52,066	$73,750	$130,109	$122,431	$177,979
Ratios to average net assets:
Net investment income (loss)	(1.67%)	(1.64%)	(1.83%)	(1.61%)	(1.62%)	0.29%
Total expenses	1.76%	1.76%	1.93%	1.79%	1.81%	1.73%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

26 | the Rydex FUNDS annual report	See Notes to Financial Statements.

This page intentionally left blank.

the Rydex FUNDS annual report | 27

Performance Report and FUND PROFILE (Unaudited)	March 28, 2013

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, with the NASDAQ-100 Index up 3.72%, the NASDAQ-100® 2x Strategy Fund H-Class returned 2.68%. For the one-year period ending March 28, 2013, the Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the NASDAQ-100 Index.

The Health Care sector contributed the most to performance of the underlying index, followed by the Consumer Discretionary sector. Information Technology, which accounted for most of the underlying index, was the largest detractor, followed by the Industrials sector.

Google, Inc., Gilead Sciences, Inc. and Amazon.com, Inc., were the holdings contributing most to performance of the underlying index for the year, while Apple, Inc., Intel Corp. and Microsoft Corp. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

"Holdings Diversification (Market Exposure as % of Net Assets)" excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	November 20, 2000
H-Class	May 24, 2000

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	10.7%
Microsoft Corp.	6.2%
Google, Inc. — Class A	5.5%
Oracle Corp.	3.9%
Amazon.com, Inc.	3.1%
QUALCOMM, Inc.	3.0%
Cisco Systems, Inc.	2.9%
Intel Corp.	2.8%
Comcast Corp. — Class A	2.3%
Amgen, Inc.	2.0%
Top Ten Total	42.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13
	1 Year	5 Year	10 Year
C-Class Shares	1.91%	10.36%	12.57%
C-Class Shares with CDSC†	0.91%	10.36%	12.57%
H-Class Shares	2.68%	11.24%	13.45%
NASDAQ-100 Index	3.72%	10.58%	11.42%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	2.75%	11.26%	9.38%
A-Class Shares with sales charge‡	-2.13%	10.19%	8.76%
NASDAQ-100 Index	3.72%	10.58%	9.46%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.

the Rydex FUNDS annual report | 29

SCHEDULE OF INVESTMENTS	March 28, 2013
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 84.2%

Information Technology - 51.3%
Apple, Inc.	79,166	$35,041,246
Microsoft Corp.	706,119	20,202,064
Google, Inc. — Class A*	22,554	17,908,552
Oracle Corp.	399,102	12,906,959
QUALCOMM, Inc.	144,843	9,697,239
Cisco Systems, Inc.	449,483	9,398,690
Intel Corp.	416,955	9,110,468
eBay, Inc.*	109,299	5,926,192
Facebook, Inc. — Class A*	141,982	3,631,900
Texas Instruments, Inc.	93,131	3,304,288
Automatic Data Processing, Inc.	40,892	2,658,798
Yahoo!, Inc.*	99,705	2,346,059
Dell, Inc.	146,565	2,100,276
Baidu, Inc. ADR*	23,147	2,029,992
Cognizant Technology Solutions
Corp. — Class A*	25,449	1,949,648
Adobe Systems, Inc.*	42,055	1,829,812
Intuit, Inc.	24,964	1,638,887
Broadcom Corp. — Class A	43,674	1,514,178
Symantec Corp.*	58,098	1,433,859
Activision Blizzard, Inc.	93,884	1,367,890
Applied Materials, Inc.	101,160	1,363,637
Analog Devices, Inc.	25,790	1,198,977
Citrix Systems, Inc.*	15,713	1,133,850
SanDisk Corp.*	20,386	1,121,230
Seagate Technology plc	30,252	1,106,013
Paychex, Inc.	30,665	1,075,422
NetApp, Inc.*	30,383	1,037,883
Western Digital Corp.	20,288	1,020,081
Fiserv, Inc.*	11,252	988,263
CA, Inc.	38,436	967,434
Altera Corp.	26,960	956,271
Equinix, Inc.*	4,117	890,548
Micron Technology, Inc.*	86,140	859,677
Xilinx, Inc.	22,046	841,496
Check Point Software Technologies Ltd.*	17,263	811,188
Maxim Integrated Products, Inc.	24,659	805,116
Autodesk, Inc.*	18,849	777,333
Linear Technology Corp.	19,601	752,090
Avago Technologies Ltd.	20,758	745,627
KLA-Tencor Corp.	14,003	738,518
NVIDIA Corp.	52,672	675,255
Microchip Technology, Inc.	16,471	605,474
F5 Networks, Inc.*	6,627	590,333
BMC Software, Inc.*	12,049	558,230
Nuance Communications, Inc.*	26,659	537,979
Akamai Technologies, Inc.*	14,967	528,185
Total Information Technology		168,683,107
Consumer Discretionary - 14.7%
Amazon.com, Inc.*	38,320	10,211,897
Comcast Corp. — Class A	178,909	7,515,968
News Corp. — Class A	128,704	3,928,046
Starbucks Corp.	63,169	3,598,106
Priceline.com, Inc.*	4,204	2,892,058
DIRECTV*	48,308	2,734,716
Viacom, Inc. — Class B	37,409	2,303,272
Sirius XM Radio, Inc.	552,925	1,703,009
Mattel, Inc.	29,041	1,271,705
Bed Bath & Beyond, Inc.*	19,061	1,227,910
Ross Stores, Inc.	18,748	1,136,504
Virgin Media, Inc.	22,707	1,111,962
Wynn Resorts Ltd.	8,501	1,063,985
Discovery Communications,
Inc. — Class A*	12,233	963,226
O’Reilly Automotive, Inc.*	9,385	962,432
Dollar Tree, Inc.*	19,159	927,870
Liberty Interactive Corp. — Class A*	43,235	924,364
Liberty Global, Inc. — Class A*	11,918	874,781
Staples, Inc.	56,810	762,958
Expedia, Inc.	10,335	620,203
Garmin Ltd.[1]	16,492	544,896
Fossil, Inc.*	5,009	483,869
Sears Holdings Corp.*,1	8,977	448,581
Total Consumer Discretionary		48,212,318
Health Care - 11.1%
Amgen, Inc.	63,088	6,467,151
Gilead Sciences, Inc.*	128,337	6,279,529
Celgene Corp.*	35,300	4,091,623
Express Scripts Holding Co.*	68,996	3,977,619
Biogen Idec, Inc.*	19,930	3,844,696
Intuitive Surgical, Inc.*	3,383	1,661,696
Alexion Pharmaceuticals, Inc.*	16,457	1,516,348
Regeneron Pharmaceuticals, Inc.*	8,040	1,418,256
Cerner Corp.*	14,526	1,376,339
Vertex Pharmaceuticals, Inc.*	18,313	1,006,849
Mylan, Inc.*	33,342	964,917
Perrigo Co.	7,923	940,698
Life Technologies Corp.*	14,370	928,733
Catamaran Corp.*	17,317	918,321
Henry Schein, Inc.*	7,377	682,741
DENTSPLY International, Inc.	12,038	510,652
Total Health Care		36,586,168
Consumer Staples - 4.0%
Mondelez International, Inc. — Class A	149,906	4,588,622
Costco Wholesale Corp.	36,725	3,896,890
Kraft Foods Group, Inc.	49,950	2,573,924
Whole Foods Market, Inc.	15,625	1,355,469
Monster Beverage Corp.*	13,979	667,357
Total Consumer Staples		13,082,262
Industrials - 1.8%
PACCAR, Inc.	29,799	1,506,638
Fastenal Co.	25,009	1,284,212
Verisk Analytics, Inc. — Class A*	14,170	873,297
CH Robinson Worldwide, Inc.	13,600	808,656
Stericycle, Inc.*	7,252	770,017
Expeditors International of
Washington, Inc.	17,408	621,640
Total Industrials		5,864,460

30 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Telecommunication Services - 1.0%
Vodafone Group plc ADR	83,019	$2,358,570
SBA Communications Corp. —
Class A*	10,704	770,902
Total Telecommunication Services		3,129,472
Materials - 0.3%
Sigma-Aldrich Corp.	10,149	788,374
Randgold Resources Ltd. ADR	4,206	361,632
Total Materials		1,150,006
Total Common Stocks
(Cost $218,627,383)		276,707,793

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 9.8%
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	$21,948,140	21,948,140
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[3]	10,219,431	10,219,431
Total Repurchase Agreements
(Cost $32,167,571)		32,167,571
SECURITIES LENDING COLLATERAL††,4 - 0.1%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	268,333	268,333
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	211,086	211,086
Total Securities Lending Collateral
(Cost $479,419)		479,419
Total Investments - 94.1%
(Cost $251,274,373)		$309,354,783
Other Assets & Liabilities, net - 5.9%		19,276,534
Total Net Assets - 100.0%		$328,631,317

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 NASDAQ-100 Index Mini
Futures Contracts
(Aggregate Value of
Contracts $99,630,700)	1,772	$713,848

	Units
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
April 2013 NASDAQ-100 Index Swap,
Terminating 04/30/13[5]
(Notional Value $150,163,799)	53,274	$456,283
Goldman Sachs International
April 2013 NASDAQ-100 Index Swap,
Terminating 04/29/13[5]
(Notional Value $76,707,817)	27,214	332,852
Credit Suisse Capital, LLC
April 2013 NASDAQ-100 Index Swap,
Terminating 04/30/13[5]
(Notional Value $54,034,942)	19,170	167,715
(Total Notional Value
$280,906,558)		$956,850

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at March 28, 2013 — See Note 10.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[4]	Securities lending collateral — See Note 10.
[5]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.

ADR — American Depositary Receipt
plc — Public Limited Company

See Notes to Financial Statements.	the Rydex FUNDS annual report | 31

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $466,274 of securities loaned
(cost $218,627,383)	$276,707,793
Repurchase agreements, at value
(cost $32,646,990)	32,646,990
Total investments
(cost $251,274,373)	309,354,783
Segregated cash with broker	27,378,475
Unrealized appreciation on swap agreements	956,850
Receivable for swap settlement	46,351
Cash	11,497
Receivables:
Fund shares sold	4,305,533
Variation margin	363,260
Dividends	112,723
Interest	917
Total assets	342,530,389
Liabilities:
Payable for:
Fund shares redeemed	12,815,097
Upon return of securities loaned	479,419
Management fees	209,993
Distribution and service fees	65,499
Transfer agent and administrative fees	58,331
Portfolio accounting fees	34,999
Miscellaneous	235,734
Total liabilities	13,899,072
Net assets	$328,631,317
Net assets consist of:
Paid in capital	$346,896,159
Undistributed net investment income	22,928
Accumulated net realized loss on investments	(78,038,878)
Net unrealized appreciation on investments	59,751,108
Net assets	$328,631,317
A-Class:
Net assets	$6,409,300
Capital shares outstanding	35,713
Net asset value per share	$179.47
Maximum offering price per share
(Net asset value divided by 95.25%)	$188.42
C-Class:
Net assets	$11,522,244
Capital shares outstanding	72,751
Net asset value per share	$158.38
H-Class:
Net assets	$310,699,773
Capital shares outstanding	1,731,441
Net asset value per share	$179.45

STATEMENTS OF
OPERATIONS

	Period	Year Ended
	January 1, 2013 to	December 31,
	March 28, 2013*	2012

Investment Income:
Dividends**	$414,943	$2,430,580
Interest	6,546	54,846
Income from securities lending, net	2,085	3,185
Total investment income	423,574	2,488,611

Expenses:
Management fees	443,239	2,159,912
Transfer agent and administrative fees	123,122	599,975
Distribution and service fees:
A-Class	3,731	14,644
C-Class	28,789	145,085
H-Class	112,194	549,061
Professional fees	85,280	61,857
Portfolio accounting fees	73,874	359,989
Registration fees	69,659	113,356
Custodian fees	5,680	48,251
Trustees’ fees†	5,352	20,192
Miscellaneous	(41,390)	348,601
Total expenses	909,530	4,420,923
Net investment loss	(485,956)	(1,932,312)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,897,844	18,899,364
Swap agreements	12,039,981	26,622,145
Futures contracts	(598,576)	12,388,497
Foreign currency	—	54
Net realized gain	17,339,249	57,910,060
Net change in unrealized appreciation (depreciation) on:
Investments	1,563,533	3,420,100
Swap agreements	(1,528,735)	2,973,685
Futures contracts	397,869	(324,427)
Net change in unrealized appreciation (depreciation)	432,667	6,069,358
Net realized and unrealized gain	17,771,916	63,979,418
Net increase in net assets resulting from operations	$17,285,960	$62,047,106

*	The Fund changed its fiscal year end from December to March in 2013.

**	Net foreign witholding tax of $0 and $419 for the period January 1, 2013 to March 28, 2013 and year ended December 31, 2012, respectively.

†	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

32 | the Rydex FUNDS annual report	See Notes to Financial Statements.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period	Year Ended	Year Ended
	January 1, 2013 to	December 31,	December 31,
	March 28, 2013*	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(485,956)	$(1,932,312)	$(2,753,994)
Net realized gain on investments	17,339,249	57,910,060	2,232,991
Net change in unrealized appreciation (depreciation) on investments	432,667	6,069,358	(24,536,197)
Net increase (decrease) in net assets resulting from operations	17,285,960	62,047,106	(25,057,200)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,426,639	6,880,015	7,758,964
C-Class	13,323,097	90,422,354	236,147,951
H-Class	894,394,581	3,488,001,370	3,162,891,812
Cost of shares redeemed
A-Class	(1,552,159)	(6,744,636)	(11,013,699)
C-Class	(14,680,945)	(100,102,558)	(240,215,055)
H-Class	(731,066,587)	(3,528,492,348)	(3,257,167,447)
Net increase (decrease) from capital share transactions	161,844,626	(50,035,803)	(101,597,474)
Net increase (decrease) in net assets	179,130,586	12,011,303	(126,654,674)

Net assets:
Beginning of period	149,500,731	137,489,428	264,144,102
End of period	$328,631,317	$149,500,731	$137,489,428
Undistributed net investment income at end of period	$22,928	$22,928	$—

Capital share activity:
Shares sold
A-Class	8,164	41,943	60,483
C-Class	87,674	646,589	2,084,346
H-Class	5,151,900	22,001,255	24,995,303
Shares redeemed
A-Class	(8,975)	(42,638)	(88,547)
C-Class	(96,910)	(713,685)	(2,120,012)
H-Class	(4,242,524)	(22,156,286)	(25,971,202)
Net increase (decrease) in shares	899,329	(222,822)	(1,039,629)

* The Fund changed its fiscal year end from December to March in 2013.

See Notes to Financial Statements.	the Rydex FUNDS annual report | 33

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
A-Class	2013[a,b]	2012	2011	2010	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$160.58	$119.78	$120.86	$88.62	$40.54	$148.85
Income (loss) from investment operations:
Net investment loss[d]	(.36)	(1.06)	(1.62)	(1.08)	(.73)	(.90)
Net gain (loss) on investments (realized and unrealized)	19.25	41.86	.54	33.32	48.81	(107.41)
Total from investment operations	18.89	40.80	(1.08)	32.24	48.08	(108.31)
Net asset value, end of period	$179.47	$160.58	$119.78	$120.86	$88.62	$40.54

Total Return[e]	11.76%	34.07%	(0.89%)	36.37%	118.60%	(72.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,409	$5,865	$4,458	$7,890	$10,134	$5,835
Ratios to average net assets:
Net investment loss	(0.84%)	(0.66%)	(1.27%)	(1.15%)	(1.25%)	(0.90%)
Total expenses	1.79%	1.78%	1.92%	1.82%	1.85%	1.76%
Portfolio turnover rate	71%	307%	164%	121%	78%	50%

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
C-Class	2013[a,b]	2012	2011	2010	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$141.97	$106.78	$108.57	$80.21	$37.03	$137.05
Income (loss) from investment operations:
Net investment loss[d]	(.59)	(2.08)	(2.30)	(1.60)	(1.07)	(1.45)
Net gain (loss) on investments (realized and unrealized)	17.00	37.27	.51	29.96	44.25	(98.57)
Total from investment operations	16.41	35.19	(1.79)	28.36	43.18	(100.02)
Net asset value, end of period	$158.38	$141.97	$106.78	$108.57	$80.21	$37.03

Total Return[e]	11.57%	32.96%	(1.64%)	35.33%	116.61%	(72.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,522	$11,640	$15,920	$20,058	$19,475	$13,791
Ratios to average net assets:
Net investment loss	(1.58%)	(1.49%)	(2.03%)	(1.88%)	(2.02%)	(1.67%)
Total expenses	2.54%	2.55%	2.68%	2.57%	2.60%	2.52%
Portfolio turnover rate	71%	307%	164%	121%	78%	50%

34 | the Rydex FUNDS annual report	See Notes to Financial Statements.

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
H-Class	2013[a,b]	2012	2011	2010	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$160.57	$119.86	$120.94	$88.62	$40.54	$148.85
Income (loss) from investment operations:
Net investment loss[d]	(.41)	(1.24)	(1.59)	(1.07)	(.74)	(.80)
Net gain (loss) on investments (realized and unrealized)	19.29	41.95	.51	33.39	48.82	(107.51)
Total from investment operations	18.88	40.71	(1.08)	32.32	48.08	(108.31)
Net asset value, end of period	$179.45	$160.57	$119.86	$120.94	$88.62	$40.54

Total Return[e]	11.77%	33.98%	(0.90%)	36.46%	118.60%	(72.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$310,700	$131,996	$117,112	$236,196	$193,465	$118,414
Ratios to average net assets:
Net investment loss	(0.95%)	(0.76%)	(1.24%)	(1.13%)	(1.29%)	(0.90%)
Total expenses	1.80%	1.80%	1.92%	1.82%	1.84%	1.77%
Portfolio turnover rate	71%	307%	164%	121%	78%	50%

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Per share amounts for the year ended December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

[d]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

See Notes to Financial Statements.	the Rydex FUNDS annual report | 35

Performance Report and FUND PROFILE (Unaudited)	March 28, 2013

INVERSE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, with the NASDAQ-100 Index up 3.72%, the Inverse NASDAQ-100® 2x Strategy Fund H-Class returned -15.03%. For the one-year period ended March 28, 2013, Inverse NASDAQ-100® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the NASDAQ-100 Index.

The Health Care sector contributed the most to performance of the underlying index, followed by the Consumer Discretionary sector. Information Technology, which accounted for most of the underlying index, was the largest detractor, followed by the Industrials sector.

Google, Inc., Gilead Sciences, Inc. and Amazon.com, Inc., were the holdings contributing most to performance of the underlying index for the year, while Apple, Inc., Intel Corp. and Microsoft Corp. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	March 8, 2001
H-Class	May 23, 2000

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

36 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13
	1 Year	5 Year	10 Year
C-Class Shares	-15.98%	-34.39%	-28.86%
C-Class Shares with CDSC†	-16.82%	-34.39%	-28.86%
H-Class Shares	-15.03%	-33.86%	-28.30%
NASDAQ-100 Index	3.72%	10.58%	11.42%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	-14.75%	-33.88%	-25.69%
A-Class Shares with sales charge‡	-18.83%	-34.52%	-26.11%
NASDAQ-100 Index	3.72%	10.58%	9.46%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.

the Rydex FUNDS annual report | 37

SCHEDULE OF INVESTMENTS	March 28, 2013
INVERSE NASDAQ-100® 2x STRATEGY FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 39.2%
Fannie Mae[1]
0.09% due 05/23/13	$10,000,000	$9,999,280
Freddie Mac[1]
0.11% due 08/02/13	10,000,000	9,997,610
Total Federal Agency Discount Notes
(Cost $19,994,942)		19,996,890
REPURCHASE AGREEMENT††,2 - 44.7%
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	22,767,451	22,767,451
Total Repurchase Agreement
(Cost $22,767,451)		22,767,451
Total Investments - 83.9%
(Cost $42,762,393)		$42,764,341
Other Assets & Liabilities, net - 16.1%		8,191,714
Total Net Assets - 100.0%		$50,956,055

		Unrealized
	Contracts	Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2013 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $393,575)	7	$(1,479)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc
April 2013 NASDAQ-100 Index Swap,
Terminating 04/30/13[3]
(Notional Value $2,506,598)	889	$(7,711)
Goldman Sachs International
April 2013 NASDAQ-100 Index Swap,
Terminating 04/29/13[3]
(Notional Value $29,525,920)	10,475	(123,042)
Credit Suisse Capital, LLC
April 2013 NASDAQ-100 Index Swap,
Terminating 04/30/13[3]
(Notional Value $68,716,932)	24,379	(213,285)
(Total Notional Value
$100,749,450)		$(344,038)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	Repurchase Agreement — See Note 5.
[3]	Total return based on NASDAQ-100 Index +/- financing at a variable rate.

plc — Public Limited Company

38 | the Rydex FUNDS annual report	See Notes to Financial Statements.

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $19,994,942)	$19,996,890
Repurchase agreements, at value
(cost $22,767,451)	22,767,451
Total investments
(cost $42,762,393)	42,764,341
Segregated cash with broker	20,286,688
Receivables:
Fund shares sold	3,124,533
Interest	278
Total assets	66,175,840
Liabilities:
Unrealized depreciation on swap agreements	344,038
Payable for:
Fund shares redeemed	14,678,471
Swap settlement	76,912
Management fees	44,192
Distribution and service fees	13,434
Transfer agent and administrative fees	12,276
Portfolio accounting fees	7,366
Variation margin	1,435
Miscellaneous	41,661
Total liabilities	15,219,785
Net assets	$50,956,055
Net assets consist of:
Paid in capital	$453,402,877
Undistributed net investment income	—
Accumulated net realized loss on investments	(402,103,253)
Net unrealized depreciation on investments	(343,569)
Net assets	$50,956,055
A-Class:
Net assets	$605,404
Capital shares outstanding	77,627
Net asset value per share	$7.80
Maximum offering price per share
(Net asset value divided by 95.25%)	$8.19
C-Class:
Net assets	$1,622,727
Capital shares outstanding	228,709
Net asset value per share	$7.10
H-Class:
Net assets	$48,727,924
Capital shares outstanding	6,246,479
Net asset value per share	$7.80

STATEMENTS OF
OPERATIONS

	Period	Year Ended
	January 1, 2013 to	December 31,
	March 28, 2013*	2012

Investment Income:
Interest	$8,911	$53,818
Total investment income	8,911	53,818

Expenses:
Management fees	104,488	411,797
Transfer agent and administrative fees	29,025	114,388
Distribution and service fees:
A-Class	363	1,842
C-Class	4,774	21,613
H-Class	27,469	107,144
Professional fees	19,922	12,064
Portfolio accounting fees	17,415	68,634
Registration fees	12,724	26,694
Custodian fees	1,326	8,748
Trustees’ fees**	998	4,887
Miscellaneous	(5,890)	57,763
Total expenses	212,614	835,574
Net investment loss	(203,703)	(781,756)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(5,445,566)	(13,548,358)
Futures contracts	(1,315,974)	(2,536,320)
Net realized loss	(6,761,540)	(16,084,678)
Net change in unrealized appreciation (depreciation) on:
Investments	1,948	(3,585)
Swap agreements	506,887	(1,208,830)
Futures contracts	(209,466)	184,062
Net change in unrealized appreciation (depreciation)	299,369	(1,028,353)
Net realized and unrealized loss	(6,462,171)	(17,113,031)
Net decrease in net assets resulting from operations	$(6,665,874)	$(17,894,787)

* The Fund changed its fiscal year end from December to March in 2013.

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the Rydex FUNDS annual report | 39

INVERSE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period	Year Ended	Year Ended
	January 1, 2013 to	December 31,	December 31,
	March 28, 2013*	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(203,703)	$(781,756)	$(1,094,996)
Net realized loss on investments	(6,761,540)	(16,084,678)	(16,038,254)
Net change in unrealized appreciation (depreciation) on investments	299,369	(1,028,353)	(241,605)
Net decrease in net assets resulting from operations	(6,665,874)	(17,894,787)	(17,374,855)

Capital share transactions:
Proceeds from sale of shares
A-Class	351,599	1,553,495	8,638,126
C-Class	14,381,043	65,942,270	168,430,185
H-Class	490,759,094	1,551,870,494	1,751,401,630
Cost of shares redeemed
A-Class	(527,548)	(2,566,663)	(6,982,258)
C-Class	(14,606,858)	(66,618,363)	(166,791,204)
H-Class	(465,261,755)	(1,549,877,084)	(1,745,481,910)
Net increase from capital share transactions	25,095,575	304,149	9,214,569
Net increase (decrease) in net assets	18,429,701	(17,590,638)	(8,160,286)

Net assets:
Beginning of period	32,526,354	50,116,992	58,277,278
End of period	$50,956,055	$32,526,354	$50,116,992
Undistributed net investment income at end of period	$—	$—	$—

Capital share activity:
Shares sold
A-Class	42,550	163,487	553,832 [1]
C-Class	1,919,438	7,465,680	12,129,627 [1]
H-Class	59,787,702	159,758,767	114,422,071 [1]
Shares redeemed
A-Class	(63,717)	(236,421)	(440,860)[1]
C-Class	(1,954,707)	(7,525,055)	(12,017,166)[1]
H-Class	(56,847,805)	(159,641,659)	(114,257,264)[1]
Net increase (decrease) in shares	2,883,461	(15,201)	390,240

*	The Fund changed its fiscal year end from December to March in 2013.

[1]	The share activity for the period January 1, 2011 through December 2, 2011 has been restated to reflect 1:4 reverse share split effective December 2, 2011.

40 | the Rydex FUNDS annual report	See Notes to Financial Statements.

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
A-Class	2013[a,b]	2012	2011[c]	2010[c]	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$8.92	$13.66	$17.80	$29.28	$87.68	$47.12
Income (loss) from investment operations:
Net investment income (loss)[d]	(.04)	(.16)	(.28)	(.44)	(.96)	.12
Net gain (loss) on investments (realized and unrealized)	(1.08)	(4.58)	(3.86)	(11.04)	(57.44)	40.88
Total from investment operations	(1.12)	(4.74)	(4.14)	(11.48)	(58.40)	41.00
Less distributions from:
Net investment income	—	—	—	—	—	(.44)
Total distributions	—	—	—	—	—	(.44)
Net asset value, end of period	$7.80	$8.92	$13.66	$17.80	$29.28	$87.68

Total Return[e]	(12.56%)	(34.70%)	(23.26%)	(39.21%)	(66.61%)	87.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$605	$881	$2,346	$1,045	$1,282	$3,847
Ratios to average net assets:
Net investment income (loss)	(1.72%)	(1.67%)	(1.84%)	(1.66%)	(1.67%)	0.21%
Total expenses	1.80%	1.78%	1.92%	1.82%	1.83%	1.76%
Portfolio turnover rate	—	—	—	—	—	—

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
C-Class	2013[a,b]	2012	2011[c]	2010[c]	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$8.13	$12.63	$16.52	$27.32	$82.48	$44.68
Income (loss) from investment operations:
Net investment loss[d]	(.05)	(.22)	(.38)	(.52)	(1.12)	(.24)
Net gain (loss) on investments (realized and unrealized)	(.98)	(4.28)	(3.51)	(10.28)	(54.04)	38.48
Total from investment operations	(1.03)	(4.50)	(3.89)	(10.80)	(55.16)	38.24
Less distributions from:
Net investment income	—	—	—	—	—	(.44)
Total distributions	—	—	—	—	—	(.44)
Net asset value, end of period	$7.10	$8.13	$12.63	$16.52	$27.32	$82.48

Total Return[e]	(12.67%)	(35.63%)	(23.55%)	(39.53%)	(66.88%)	85.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,623	$2,146	$4,084	$3,485	$4,879	$8,532
Ratios to average net assets:
Net investment loss	(2.38%)	(2.39%)	(2.67%)	(2.41%)	(2.39%)	(0.40%)
Total expenses	2.45%	2.50%	2.68%	2.57%	2.59%	2.51%
Portfolio turnover rate	—	—	—	—	—	—

See Notes to Financial Statements.	the Rydex FUNDS annual report | 41

INVERSE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
H-Class	2013[a,b]	2012	2011[c]	2010[c]	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$8.92	$13.70	$17.76	$29.24	$87.56	$47.08
Income (loss) from investment operations:
Net investment income (loss)[d]	(.04)	(.16)	(.29)	(.40)	(.84)	.20
Net gain (loss) on investments (realized and unrealized)	(1.08)	(4.62)	(3.77)	(11.08)	(57.48)	40.72
Total from investment operations	(1.12)	(4.78)	(4.06)	(11.48)	(58.32)	40.92
Less distributions from:
Net investment income	—	—	—	—	—	(.44)
Total distributions	—	—	—	—	—	(.44)
Net asset value, end of period	$7.80	$8.92	$13.70	$17.76	$29.24	$87.56

Total Return[e]	(12.56%)	(34.84%)	(22.92%)	(39.26%)	(66.61%)	86.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,728	$29,499	$43,686	$53,747	$62,049	$110,965
Ratios to average net assets:
Net investment income (loss)	(1.73%)	(1.67%)	(1.86%)	(1.66%)	(1.69%)	0.35%
Total expenses	1.81%	1.79%	1.93%	1.82%	1.84%	1.76%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Per share amounts for years ended December 31, 2008 – December 31, 2010 and the period January 1, 2011 through December 2, 2011 have been restated to reflect a 1:4 reverse share split effective December 2, 2011.
[d]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

42 | the Rydex FUNDS annual report	See Notes to Financial Statements.

This page intentionally left blank.

the Rydex FUNDS annual report | 43

Performance Report and FUND PROFILE (Unaudited)	March 28, 2013

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial AverageSM Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Dow Jones Industrial Average. Dow 2x Strategy Fund H-Class gained 23.32% while the Dow Jones Industrial Average rose 13.37% over the same period.

Financials and Consumer Staples provided the most performance to the underlying index during the period. Information Technology and Materials detracted most from performance of the underlying index for the period.

Travelers Cos., Inc., Home Depot, Inc. and 3M Co. were the largest contributors to performance of the underlying index for the period. Caterpillar, Inc., Intel Corp. and Microsoft Corp. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
International Business Machines Corp.	8.5%
Chevron Corp.	4.7%
3M Co.	4.2%
McDonald’s Corp.	4.0%
United Technologies Corp.	3.7%
Exxon Mobil Corp.	3.6%
Caterpillar, Inc.	3.5%
Boeing Co.	3.4%
Travelers Companies, Inc.	3.4%
Johnson & Johnson	3.3%
Top Ten Total	42.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

44 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13
			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	23.45%	3.65%	4.90%
A-Class Shares with sales charge†	17.58%	2.64%	4.31%
Dow Jones Industrial Average Index	13.37%	6.50%	7.04%
			(02/20/04)
C-Class Shares	22.57%	2.85%	2.73%
C-Class Shares with CDSC‡	21.57%	2.85%	2.73%
H-Class Shares	23.32%	3.56%	3.48%
Dow Jones Industrial Average Index	13.37%	6.50%	6.24%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the Rydex FUNDS annual report | 45

SCHEDULE OF INVESTMENTS	March 28, 2013
Dow 2x strategy FUND

	Shares	Value

COMMON STOCKS† - 75.8%

Industrials - 15.8%
3M Co.	22,310	$2,371,776
United Technologies Corp.	22,311	2,084,516
Caterpillar, Inc.	22,310	1,940,301
Boeing Co.	22,310	1,915,313
General Electric Co.	22,310	515,807
Total Industrials		8,827,713
Information Technology - 12.3%
International Business Machines Corp.	22,312	4,759,151
Microsoft Corp.	22,310	638,289
Hewlett-Packard Co.	22,310	531,870
Intel Corp.	22,311	487,495
Cisco Systems, Inc.	22,310	466,502
Total Information Technology		6,883,307
Consumer Discretionary - 9.0%
McDonald’s Corp.	22,310	2,224,084
Home Depot, Inc.	22,310	1,556,792
Walt Disney Co.	22,310	1,267,208
Total Consumer Discretionary		5,048,084
Health Care - 8.5%
Johnson & Johnson	22,310	1,818,934
UnitedHealth Group, Inc.	22,310	1,276,355
Merck & Company, Inc.	22,310	986,771
Pfizer, Inc.	22,310	643,867
Total Health Care		4,725,927
Financials - 8.4%
Travelers Companies, Inc.	22,305	1,877,858
American Express Co.	22,312	1,505,168
JPMorgan Chase & Co.	22,310	1,058,832
Bank of America Corp.	22,310	271,736
Total Financials		4,713,594
Energy - 8.4%
Chevron Corp.	22,310	2,650,875
Exxon Mobil Corp.	22,312	2,010,534
Total Energy		4,661,409
Consumer Staples - 7.7%
Procter & Gamble Co.	22,310	1,719,209
Wal-Mart Stores, Inc.	22,310	1,669,457
Coca-Cola Co.	22,307	902,095
Total Consumer Staples		4,290,761
Telecommunication Services - 3.4%
Verizon Communications, Inc.	22,310	1,096,536
AT&T, Inc.	22,310	818,554
Total Telecommunication Services		1,915,090
Materials - 2.3%
EI du Pont de Nemours & Co.	22,310	1,096,760
Alcoa, Inc.	22,306	190,047
Total Materials		1,286,807
Total Common Stocks
(Cost $41,849,637)		42,352,692

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 7.3%
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	$4,093,596	4,093,596
Total Repurchase Agreement
(Cost $4,093,596)		4,093,596
Total Investments - 83.1%
(Cost $45,943,233)		$46,446,288
Other Assets & Liabilities, net - 16.9%		9,414,921
Total Net Assets - 100.0%		$55,861,209

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 Dow Jones
Industrial Average Index Mini
Futures Contracts
(Aggregate Value of
Contracts $37,901,810)	523	$50,736

	Units
EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International
April 2013 Dow Jones
Industrial Average Index Swap,
Terminating 04/29/13[2]
(Notional Value $22,584,328)	1,549	$24,291
Credit Suisse Capital, LLC
April 2013 Dow Jones
Industrial Average Index Swap,
Terminating 04/30/13[2]
(Notional Value $4,796,802)	329	16,982
Barclays Bank plc
April 2013 Dow Jones
Industrial Average Index Swap,
Terminating 04/30/13[2]
(Notional Value $4,294,097)	295	15,301
(Total Notional Value $31,675,227)		$56,574

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
[2]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

plc — Public Limited Company

46 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Dow 2x strategy FUND

STATEMENT OF ASSETS
AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $41,849,637)	$42,352,692
Repurchase agreements, at value
(cost $4,093,596)	4,093,596
Total investments
(cost $45,943,233)	46,446,288
Segregated cash with broker	2,820,257
Unrealized appreciation on swap agreements	56,574
Cash	1,663
Receivables:
Fund shares sold	27,776,827
Variation margin	43,487
Dividends	5,639
Interest	50
Total assets	77,150,785
Liabilities:
Payable for:
Securities purchased	20,029,438
Fund shares redeemed	1,187,594
Management fees	24,971
Distribution and service fees	9,174
Transfer agent and administrative fees	6,937
Portfolio accounting fees	4,162
Miscellaneous	27,300
Total liabilities	21,289,576
Net assets	$55,861,209
Net assets consist of:
Paid in capital	$71,694,199
Undistributed net investment income	—
Accumulated net realized loss on investments	(16,443,355)
Net unrealized appreciation on investments	610,365
Net assets	$55,861,209
A-Class:
Net assets	$4,754,969
Capital shares outstanding	141,345
Net asset value per share	$33.64
Maximum offering price per share
(Net asset value divided by 95.25%)	$35.32
C-Class:
Net assets	$3,622,918
Capital shares outstanding	115,424
Net asset value per share	$31.39
H-Class:
Net assets	$47,483,322
Capital shares outstanding	1,416,191
Net asset value per share	$33.53

STATEMENTS OF
OPERATIONS

	Period	Year Ended
	January 1, 2013 to	December 31,
	March 28, 2013*	2012
Investment Income:
Dividends	$66,068	$221,650
Interest	2,102	22,113
Total investment income	68,170	243,763

Expenses:
Management fees	64,313	296,005
Transfer agent and administrative fees	17,865	82,224
Distribution and service fees:
A-Class	2,561	11,162
C-Class	7,266	26,805
H-Class	13,488	64,362
Professional fees	12,218	8,840
Portfolio accounting fees	10,720	49,335
Registration fees	9,377	17,067
Custodian fees	824	6,672
Trustees’ fees**	701	3,112
Miscellaneous	(6,037)	41,604
Total expenses	133,296	607,188
Net investment loss	(65,126)	(363,425)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,230,479	(1,886,557)
Swap agreements	3,263,051	2,176,372
Futures contracts	743,235	1,680,643
Net realized gain	5,236,765	1,970,458
Net change in unrealized appreciation (depreciation) on:
Investments	202,574	(1,141,903)
Swap agreements	(62,690)	280,783
Futures contracts	61,025	(342,711)
Net change in unrealized appreciation (depreciation)	200,909	(1,203,831)
Net realized and unrealized gain	5,437,674	766,627
Net increase in net assets resulting from operations	$5,372,548	$403,202

* The Fund changed its fiscal year end from December to March in 2013.

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the Rydex FUNDS annual report | 47

Dow 2x strategy FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period	Year Ended	Year Ended
	January 1, 2013 to	December 31,	December 31,
	March 28, 2013*	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(65,126)	$(363,425)	$(177,928)
Net realized gain on investments	5,236,765	1,970,458	11,731,701
Net change in unrealized appreciation (depreciation) on investments	200,909	(1,203,831)	(4,970,122)
Net increase in net assets resulting from operations	5,372,548	403,202	6,583,651

Distributions to shareholders from:
Net investment income
A-Class	—	—	(1,026)
C-Class	—	—	(623)
H-Class	—	—	(4,308)
Total distributions to shareholders	—	—	(5,957)

Capital share transactions:
Proceeds from sale of shares
A-Class	959,564	3,490,424	7,194,909
C-Class	8,707,955	52,394,203	87,536,343
H-Class	252,043,087	1,355,221,856	1,303,115,130
Distributions reinvested
A-Class	—	—	911
C-Class	—	—	589
H-Class	—	—	4,133
Cost of shares redeemed
A-Class	(642,968)	(4,848,853)	(7,027,933)
C-Class	(7,927,879)	(53,010,685)	(88,451,396)
H-Class	(225,625,326)	(1,365,747,777)	(1,322,782,149)
Net increase (decrease) from capital share transactions	27,514,433	(12,500,832)	(20,409,463)
Net increase (decrease) in net assets	32,886,981	(12,097,630)	(13,831,769)

Net assets:
Beginning of period	22,974,228	35,071,858	48,903,627
End of period	$55,861,209	$22,974,228	$35,071,858
Undistributed net investment income at end of period	$—	$—	$—

Capital share activity:
Shares sold
A-Class	30,480	132,732	319,381
C-Class	290,559	2,147,731	4,084,106
H-Class	8,012,962	51,790,336	58,203,935
Shares issued from reinvestment of distributions
A-Class	—	—	42
C-Class	—	—	29
H-Class	—	—	190
Shares redeemed
A-Class	(20,830)	(184,099)	(308,951)
C-Class	(263,809)	(2,175,807)	(4,134,969)
H-Class	(7,230,706)	(52,370,871)	(58,937,225)
Net increase (decrease) in shares	818,656	(659,978)	(773,462)

* The Fund changed its fiscal year end from December to March in 2013.

48 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Dow 2x strategy FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
A-Class	2013[a,b]	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$27.14	$23.31	$21.48	$17.53	$12.68	$33.86
Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)	(.29)	(.14)	— [d]	.03	.18
Net gain (loss) on investments (realized and unrealized)	6.56	4.12	1.98	3.95	4.86	(21.27)
Total from investment operations	6.50	3.83	1.84	3.95	4.89	(21.09)
Less distributions from:
Net investment income	—	—	(.01)	—	(.02)	(.08)
Return of capital	—	—	—	—	(.02)	(.01)
Total distributions	—	—	(.01)	—	(.04)	(.09)
Net asset value, end of period	$33.64	$27.14	$23.31	$21.48	$17.53	$12.68

Total Return[e]	23.95%	16.43%	8.55%	22.53%	38.54%	(62.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,755	$3,574	$4,267	$3,708	$5,556	$7,563
Ratios to average net assets:
Net investment income (loss)	(0.77%)	(1.12%)	(0.63%)	0.02%	0.26%	0.80%
Total expenses	1.77%	1.78%	1.92%	1.81%	1.83%	1.74%
Portfolio turnover rate	979%	15,091%	7,150%	108%	148%	30%

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
C-Class	2013[a,b]	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$25.37	$21.95	$20.41	$16.77	$12.22	$32.91
Income (loss) from investment operations:
Net investment income (loss)[c]	(.11)	(.46)	(.30)	(.14)	(.06)	.01
Net gain (loss) on investments (realized and unrealized)	6.13	3.88	1.85	3.78	4.65	(20.61)
Total from investment operations	6.02	3.42	1.55	3.64	4.59	(20.60)
Less distributions from:
Net investment income	—	—	(.01)	—	(.02)	(.08)
Return of capital	—	—	—	—	(.02)	(.01)
Total distributions	—	—	(.01)	—	(.04)	(.09)
Net asset value, end of period	$31.39	$25.37	$21.95	$20.41	$16.77	$12.22

Total Return[e]	23.73%	15.63%	7.58%	21.65%	37.53%	(62.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,623	$2,249	$2,562	$3,420	$4,652	$5,610
Ratios to average net assets:
Net investment income (loss)	(1.57%)	(1.89%)	(1.40%)	(0.78%)	(0.48%)	0.07%
Total expenses	2.53%	2.54%	2.67%	2.56%	2.59%	2.49%
Portfolio turnover rate	979%	15,091%	7,150%	108%	148%	30%

See Notes to Financial Statements.	the Rydex FUNDS annual report | 49

Dow 2x strategy FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
H-Class	2013[a,b]	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$27.05	$23.26	$21.45	$17.53	$12.69	$33.90
Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)	(.27)	(.10)	(.02)	.03	.16
Net gain (loss) on investments (realized and unrealized)	6.54	4.06	1.92	3.94	4.85	(21.28)
Total from investment operations	6.48	3.79	1.82	3.92	4.88	(21.12)
Less distributions from:
Net investment income	—	—	(.01)	—	(.02)	(.08)
Return of capital	—	—	—	—	(.02)	(.01)
Total distributions	—	—	(.01)	—	(.04)	(.09)
Net asset value, end of period	$33.53	$27.05	$23.26	$21.45	$17.53	$12.69

Total Return[e]	23.96%	16.34%	8.42%	22.36%	38.43%	(62.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,483	$17,151	$28,243	$41,776	$41,873	$32,737
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(1.02%)	(0.42%)	(0.11%)	0.23%	0.72%
Total expenses	1.79%	1.79%	1.92%	1.81%	1.83%	1.74%
Portfolio turnover rate	979%	15,091%	7,150%	108%	148%	30%

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Net investment income is less than $0.01 per share.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

50 | the Rydex FUNDS annual report	See Notes to Financial Statements.

This page intentionally left blank.

the Rydex FUNDS annual report | 51

Performance Report and FUND PROFILE (Unaudited)	March 28, 2013

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial AverageSM Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, Inverse Dow 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Dow Jones Industrial. Inverse Dow 2x Strategy Fund H-Class returned -26.56% while the Dow Jones Industrial Average rose 13.37% over the same period.

Financials and Consumer Staples provided the most performance to the underlying index during the period. Information Technology and Materials detracted most from performance of the underlying index for the period.

Travelers Cos., Inc., Home Depot, Inc. and 3M Co. were the largest contributors to performance of the underlying index for the period. Caterpillar, Inc., Intel Corp. and Microsoft Corp. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

52 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	-26.53%	-25.59%	-19.08%
A-Class Shares with sales charge†	-30.04%	-26.31%	-19.54%
Dow Jones Industrial Average Index	13.37%	6.50%	7.04%

			(02/20/04)
C-Class Shares	-27.13%	-26.19%	-18.36%
C-Class Shares with CDSC‡	-27.86%	-26.19%	-18.36%
H-Class Shares	-26.56%	-25.61%	-17.73%
Dow Jones Industrial Average Index	13.37%	6.50%	6.24%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

† Fund returns are calculated using the maximum sales charge of 4.75%.

 ‡ Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the Rydex FUNDS annual report | 53

SCHEDULE OF INVESTMENTS	March 28, 2013
INVERSE DOW 2x STRATEGY FUND

	Face
	Amount	Value
REPURCHASE AGREEMENT††,1 - 63.5%
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	$6,357,840	$6,357,840
Total Repurchase Agreement
(Cost $6,357,840)		6,357,840
Total Investments - 63.5%
(Cost $6,357,840)		$6,357,840
Other Assets & Liabilities, net - 36.5%		3,651,070
Total Net Assets - 100.0%		$10,008,910

		Unrealized
	Contracts	Loss
EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2013 Dow Jones Industrial
Average Index Mini Futures
Contracts (Aggregate Value of
Contracts $1,014,580)	14	$(5,234)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
April 2013 Dow Jones
Industrial Average Index Swap,
Terminating 04/29/13[2]
(Notional Value $8,247,150)	566	$(9,681)
Credit Suisse Capital, LLC
April 2013 Dow Jones
Industrial Average Index Swap,
Terminating 04/30/13[2]
(Notional Value $5,316,297)	365	(18,821)
Barclays Bank plc
April 2013 Dow Jones
Industrial Average Index Swap,
Terminating 04/30/13[2]
(Notional Value $5,406,804)	371	(19,351)
(Total Notional Value
$18,970,251)		$(47,853)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
[2]	Total Return based on Dow Jones Industrial Average Index +/- financing at a variable rate.

plc — Public Limited Company

54 | the Rydex FUNDS annual report	See Notes to Financial Statements.

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS
AND LIABILITIES
March 28, 2013

Assets:
Repurchase agreements, at value
(cost $6,357,840)	$6,357,840
Segregated cash with broker	3,362,088
Receivables:
Fund shares sold	1,595,779
Interest	77
Total assets	11,315,784
Liabilities:
Unrealized depreciation on swap agreements	47,853
Payable for:
Fund shares redeemed	1,206,176
Management fees	13,897
Distribution and service fees	4,449
Variation margin	4,047
Transfer agent and administrative fees	3,860
Swap settlement	2,791
Portfolio accounting fees	2,316
Miscellaneous	21,485
Total liabilities	1,306,874
Net assets	$10,008,910
Net assets consist of:
Paid in capital	$71,880,026
Undistributed net investment income	—
Accumulated net realized loss on investments	(61,818,029)
Net unrealized depreciation on investments	(53,087)
Net assets	$10,008,910
A-Class:
Net assets	$588,350
Capital shares outstanding	74,312
Net asset value per share	$7.92
Maximum offering price per share
(Net asset value divided by 95.25%)	$8.31
C-Class:
Net assets	$913,402
Capital shares outstanding	124,110
Net asset value per share	$7.36
H-Class:
Net assets	$8,507,158
Capital shares outstanding	1,075,113
Net asset value per share	$7.91

STATEMENTS OF
OPERATIONS

	Period	Year Ended
	January 1, 2013 to	December 31,
	March 28, 2013*	2012
Investment Income:
Interest	$2,940	$27,474
Total investment income	2,940	27,474

Expenses:
Management fees	34,115	213,374
Transfer agent and administrative fees	9,477	59,271
Distribution and service fees:
A-Class	428	3,015
C-Class	2,198	10,598
H-Class	8,500	53,607
Registration fees	7,081	15,271
Professional fees	6,488	6,099
Portfolio accounting fees	5,686	35,563
Custodian fees	433	4,751
Trustees’ fees**	505	2,752
Miscellaneous	(5,439)	27,967
Total expenses	69,472	432,268
Net investment loss	(66,532)	(404,794)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(2,639,208)	(3,760,689)
Futures contracts	(442,055)	(2,671,076)
Net realized loss	(3,081,263)	(6,431,765)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	17,474	(206,538)
Futures contracts	(31,126)	21,437
Net change in unrealized appreciation (depreciation)	(13,652)	(185,101)
Net realized and unrealized loss	(3,094,915)	(6,616,866)
Net decrease in net assets resulting from operations	$(3,161,447)	$(7,021,660)

* The Fund changed its fiscal year end from December to March in 2013.

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the Rydex FUNDS annual report | 55

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period	Year Ended	Year Ended
	January 1, 2013 to	December 31,	December 31,
	March 28, 2013*	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(66,532)	$(404,794)	$(648,627)
Net realized loss on investments	(3,081,263)	(6,431,765)	(1,893,932)
Net change in unrealized appreciation (depreciation) on investments	(13,652)	(185,101)	243,098
Net decrease in net assets resulting from operations	(3,161,447)	(7,021,660)	(2,299,461)

Capital share transactions:
Proceeds from sale of shares
A-Class	240,418	1,615,765	6,292,035
C-Class	5,777,378	32,149,401	50,643,163
H-Class	162,315,528	1,001,892,960	1,083,400,474
Cost of shares redeemed
A-Class	(346,345)	(2,456,712)	(5,577,016)
C-Class	(5,450,440)	(32,311,050)	(50,265,078)
H-Class	(160,630,555)	(996,641,886)	(1,096,879,809)
Net increase (decrease) from capital share transactions	1,905,984	4,248,478	(12,386,231)
Net decrease in net assets	(1,255,463)	(2,773,182)	(14,685,692)

Net assets:
Beginning of period	11,264,373	14,037,555	28,723,247
End of period	$10,008,910	$11,264,373	$14,037,555
Undistributed net investment income at end of period	$—	$—	$—

Capital share activity:
Shares sold
A-Class	27,967	146,308	412,243
C-Class	715,802	3,024,833	3,534,115
H-Class	19,161,670	91,585,671	69,710,282
Shares redeemed
A-Class	(39,987)	(216,704)	(353,486)
C-Class	(675,906)	(3,043,155)	(3,524,046)
H-Class	(19,051,574)	(91,452,997)	(70,296,847)
Net increase (decrease) in shares	137,972	43,956	(517,739)

* The Fund changed its fiscal year end from December to March in 2013.

56 | the Rydex FUNDS annual report	See Notes to Financial Statements.

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
A-Class	2013[a,b]	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$10.00	$12.94	$17.89	$25.80	$46.96	$30.59
Income (loss) from investment operations:
Net investment loss[c]	(.04)	(.19)	(.29)	(.38)	(.68)	(.17)
Net gain (loss) on investments (realized and unrealized)	(2.04)	(2.75)	(4.66)	(7.53)	(20.41)	16.59
Total from investment operations	(2.08)	(2.94)	(4.95)	(7.91)	(21.09)	16.42
Less distributions from:
Net investment income	—	—	—	—	—	(.05)
Net realized gains	—	—	—	—	(.07)	—
Total distributions	—	—	—	—	(.07)	(.05)
Net asset value, end of period	$7.92	$10.00	$12.94	$17.89	$25.80	$46.96

Total Return[d]	(20.80%)	(22.66%)	(27.68%)	(30.70%)	(44.92%)	53.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$588	$863	$2,027	$1,752	$1,984	$3,889
Ratios to average net assets:
Net investment loss	(1.69%)	(1.68%)	(1.85%)	(1.65%)	(1.69%)	(0.41%)
Total expenses	1.76%	1.79%	1.92%	1.81%	1.83%	1.75%
Portfolio turnover rate	—	—	—	—	—	—

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
C-Class	2013[a,b]	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$9.31	$12.15	$16.94	$24.62	$45.18	$29.65
Income (loss) from investment operations:
Net investment loss[c]	(.05)	(.25)	(.38)	(.52)	(.97)	(.32)
Net gain (loss) on investments (realized and unrealized)	(1.90)	(2.59)	(4.41)	(7.16)	(19.52)	15.90
Total from investment operations	(1.95)	(2.84)	(4.79)	(7.68)	(20.49)	15.58
Less distributions from:
Net investment income	—	—	—	—	—	(.05)
Net realized gains	—	—	—	—	(.07)	—
Total distributions	—	—	—	—	(.07)	(.05)
Net asset value, end of period	$7.36	$9.31	$12.15	$16.94	$24.62	$45.18

Total Return[d]	(20.95%)	(23.31%)	(28.34%)	(31.19%)	(45.36%)	52.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$913	$784	$1,245	$1,567	$2,091	$3,600
Ratios to average net assets:
Net investment loss	(2.49%)	(2.42%)	(2.60%)	(2.40%)	(2.40%)	(0.86%)
Total expenses	2.57%	2.53%	2.67%	2.56%	2.54%	2.49%
Portfolio turnover rate	—	—	—	—	—	—

See Notes to Financial Statements.	the Rydex FUNDS annual report | 57

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
H-Class	2013[a,b]	2012	2011	2010	2009	2008
Per Share Data
Net asset value, beginning of period	$9.97	$12.93	$17.90	$25.81	$46.97	$30.59
Income (loss) from investment operations:
Net investment loss[c]	(.04)	(.18)	(.29)	(.38)	(.63)	(.06)
Net gain (loss) on investments (realized and unrealized)	(2.02)	(2.78)	(4.68)	(7.53)	(20.46)	16.49
Total from investment operations	(2.06)	(2.96)	(4.97)	(7.91)	(21.09)	16.43
Less distributions from:
Net investment income	—	—	—	—	—	(.05)
Net realized gains	—	—	—	—	(.07)	—
Total distributions	—	—	—	—	(.07)	(.05)
Net asset value, end of period	$7.91	$9.97	$12.93	$17.90	$25.81	$46.97

Total Return[d]	(20.66%)	(22.89%)	(27.77%)	(30.65%)	(44.91%)	53.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,507	$9,617	$10,765	$25,404	$34,994	$33,528
Ratios to average net assets:
Net investment loss	(1.71%)	(1.67%)	(1.85%)	(1.66%)	(1.70%)	(0.15%)
Total expenses	1.79%	1.79%	1.92%	1.81%	1.83%	1.74%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Net investment loss per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

58 | the Rydex FUNDS annual report	See Notes to Financial Statements.

This page intentionally left blank.

the Rydex FUNDS annual report | 59

Performance Report and FUND PROFILE (Unaudited)	March 28, 2013

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the Russell 2000 Index. Russell 2000® 2x Strategy Fund H-Class returned 28.76%, while the Russell 2000 Index returned 16.30% over the same period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Industrials. Telecommunication Services contributed least to performance of the underlying index for the period. Energy was the only sector that detracted from performance of the underlying index for the period.

Pharmacyclics, Inc., Ocwen Financial Corp. and Onyx Pharmaceuticals, Inc. were the largest contributors to performance of the underlying index for the year. MAKO Surgical Corp., Vivus, Inc. and Quality Systems, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Alaska Air Group, Inc.	0.2%
Pharmacyclics, Inc.	0.2%
Axiall Corp.	0.2%
Genesee & Wyoming, Inc. — Class A	0.2%
Ocwen Financial Corp.	0.2%
Starwood Property Trust, Inc.	0.2%
Two Harbors Investment Corp.	0.2%
CommVault Systems, Inc.	0.2%
Dril-Quip, Inc.	0.2%
Gulfport Energy Corp.	0.2%
Top Ten Total	2.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

60 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13
			Since
			Inception
	1 Year	5 Year	(05/31/06)
A-Class Shares	28.82%	2.94%	-1.72%
A-Class Shares with sales charge†	22.70%	1.94%	-2.42%
C-Class Shares	27.99%	2.20%	-2.46%
C-Class Shares with CDSC‡	26.99%	2.20%	-2.46%
H-Class Shares	28.76%	2.89%	-1.74%
Russell 2000 Index	16.30%	8.24%	5.59%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the Rydex FUNDS annual report | 61

SCHEDULE OF INVESTMENTS	March 28, 2013
RUSSELL 2000® 2X STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 59.5%

FINANCIALS - 13.8%
Ocwen Financial Corp.*	2,694	$102,155
Starwood Property Trust, Inc.	3,383	93,911
Two Harbors Investment Corp.	7,397	93,276
Omega Healthcare Investors, Inc.	2,804	85,129
Highwoods Properties, Inc.	1,967	77,835
Invesco Mortgage Capital, Inc.	3,343	71,507
First American Financial Corp.	2,660	68,016
Alterra Capital Holdings Ltd.	2,150	67,725
Geo Group, Inc.	1,780	66,964
Healthcare Realty Trust, Inc.	2,187	62,089
ARMOUR Residential REIT, Inc.	9,361	61,127
EPR Properties	1,173	61,055
RLJ Lodging Trust	2,669	60,746
LaSalle Hotel Properties	2,388	60,607
Hancock Holding Co.	1,906	58,933
Susquehanna Bancshares, Inc.	4,700	58,420
CNO Financial Group, Inc.	5,038	57,684
Prosperity Bancshares, Inc.	1,184	56,109
Prospect Capital Corp.	5,018	54,747
Portfolio Recovery Associates, Inc.*	431	54,702
Medical Properties Trust, Inc.	3,390	54,376
Stifel Financial Corp.*	1,526	52,906
CYS Investments, Inc.	4,383	51,456
DCT Industrial Trust, Inc.	6,827	50,520
Sunstone Hotel Investors, Inc.*	4,062	50,003
Colonial Properties Trust	2,200	49,741
CubeSmart	3,084	48,727
Sovran Self Storage, Inc.	724	46,691
Potlatch Corp.	1,013	46,456
Washington Real Estate Investment Trust	1,664	46,325
Platinum Underwriters Holdings Ltd.	824	45,987
NorthStar Realty Finance Corp.	4,845	45,931
Redwood Trust, Inc.	1,977	45,827
FirstMerit Corp.	2,741	45,308
Webster Financial Corp.	1,807	43,838
DiamondRock Hospitality Co.	4,706	43,813
EastGroup Properties, Inc.	751	43,708
Apollo Investment Corp.	5,084	42,502
FNB Corp.	3,491	42,241
First Industrial Realty Trust, Inc.	2,461	42,157
Financial Engines, Inc.	1,163	42,124
Trustmark Corp.	1,676	41,917
First Cash Financial Services, Inc.*	714	41,655
Glimcher Realty Trust	3,495	40,543
Texas Capital Bancshares, Inc.*	999	40,410
National Health Investors, Inc.	610	39,925
UMB Financial Corp.	810	39,747
Cathay General Bancorp	1,970	39,636
Pebblebrook Hotel Trust	1,518	39,149
Lexington Realty Trust	3,304	38,987
Greenhill & Company, Inc.	725	38,701
BancorpSouth, Inc.	2,360	38,468
First Financial Bankshares, Inc.	791	38,443
RLI Corp.	534	38,368
Cash America International, Inc.	731	38,356
American Capital Mortgage Investment Corp.	1,478	38,206
PennyMac Mortgage Investment Trust	1,472	38,110
Strategic Hotels & Resorts, Inc.*	4,528	37,809
Ryman Hospitality Properties	820	37,515
Umpqua Holdings Corp.	2,802	37,155
DuPont Fabros Technology, Inc.	1,530	37,133
IBERIABANK Corp.	739	36,965
Sun Communities, Inc.	748	36,899
Primerica, Inc.	1,109	36,353
PS Business Parks, Inc.	459	36,224
Colony Financial, Inc.	1,613	35,809
Radian Group, Inc.	3,337	35,739
Acadia Realty Trust	1,271	35,296
Old National Bancorp	2,535	34,856
Glacier Bancorp, Inc.	1,796	34,088
MarketAxess Holdings, Inc.	912	34,018
Wintrust Financial Corp.	909	33,669
United Bankshares, Inc.[1]	1,259	33,502
Walter Investment Management Corp.*	898	33,451
National Penn Bancshares, Inc.	3,088	33,011
MB Financial, Inc.	1,365	32,992
Selective Insurance Group, Inc.	1,372	32,942
Equity One, Inc.	1,372	32,887
Montpelier Re Holdings Ltd.	1,254	32,667
Bank of the Ozarks, Inc.	728	32,287
Capstead Mortgage Corp.	2,471	31,678
Westamerica Bancorporation	697	31,595
LTC Properties, Inc.	764	31,118
PHH Corp.*	1,414	31,051
Northwest Bancshares, Inc.	2,443	31,002
Home Loan Servicing Solutions Ltd.	1,322	30,842
PrivateBancorp, Inc. — Class A	1,608	30,407
Evercore Partners, Inc. — Class A	717	29,827
Education Realty Trust, Inc.	2,832	29,821
Community Bank System, Inc.	987	29,245
Fifth Street Finance Corp.	2,631	28,994
Virtus Investment Partners, Inc.*	154	28,687
Chesapeake Lodging Trust	1,220	27,987
International Bancshares Corp.	1,338	27,830
Government Properties Income Trust	1,081	27,814
Pennsylvania Real Estate Investment Trust	1,401	27,165
Sabra Health Care REIT, Inc.	923	26,776
Argo Group International Holdings Ltd.	646	26,731
Franklin Street Properties Corp.	1,813	26,506
American Assets Trust, Inc.	823	26,344
Solar Capital Ltd.	1,118	26,262
Symetra Financial Corp.	1,933	25,922
EZCORP, Inc. — Class A*	1,200	25,560
BBCN Bancorp, Inc.	1,957	25,558
Western Alliance Bancorporation*	1,822	25,216
Hersha Hospitality Trust — Class A	4,308	25,159
First Midwest Bancorp, Inc.	1,873	24,873
CVB Financial Corp.	2,207	24,873
Cousins Properties, Inc.	2,300	24,587
Main Street Capital Corp.	762	24,453
NBT Bancorp, Inc.	1,088	24,099
First Financial Bancorp	1,468	23,561

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 2X STRATEGY FUND

	Shares	Value

Hudson Pacific Properties, Inc.	1,080	$23,490
MGIC Investment Corp.*	4,723	23,379
Amtrust Financial Services, Inc.	674	23,354
Associated Estates Realty Corp.	1,242	23,151
Provident Financial Services, Inc.	1,511	23,073
iStar Financial, Inc.*	2,114	23,021
National Financial Partners Corp.*	1,012	22,699
Credit Acceptance Corp.*	185	22,596
Citizens Republic Bancorp, Inc.*	1,000	22,550
Investors Real Estate Trust	2,278	22,484
American Equity Investment Life Holding Co.	1,504	22,395
PacWest Bancorp	763	22,211
Columbia Banking System, Inc.	994	21,848
CreXus Investment Corp.	1,672	21,769
Anworth Mortgage Asset Corp.	3,432	21,725
Astoria Financial Corp.	2,179	21,485
Home BancShares, Inc.	555	20,907
Investors Bancorp, Inc.	1,111	20,865
SCBT Financial Corp.	410	20,664
Horace Mann Educators Corp.	991	20,662
World Acceptance Corp.*	239	20,523
Ramco-Gershenson Properties Trust	1,210	20,328
Nelnet, Inc. — Class A	600	20,280
Pinnacle Financial Partners, Inc.*	863	20,160
Park National Corp.	279	19,471
STAG Industrial, Inc.	913	19,420
Inland Real Estate Corp.	1,920	19,373
Boston Private Financial Holdings, Inc.	1,958	19,345
Triangle Capital Corp.	682	19,089
Forestar Group, Inc.*	869	18,996
First Potomac Realty Trust	1,272	18,864
First Commonwealth Financial Corp.	2,498	18,635
Retail Opportunity Investments Corp.	1,329	18,619
FelCor Lodging Trust, Inc.*	3,113	18,522
PennantPark Investment Corp.	1,637	18,482
Employers Holdings, Inc.	787	18,455
BlackRock Kelso Capital Corp.	1,839	18,390
DFC Global Corp.*	1,100	18,304
Independent Bank Corp.	559	18,218
Coresite Realty Corp.	518	18,120
Tower Group International Ltd.	982	18,118
Chemical Financial Corp.	683	18,018
Nationstar Mortgage Holdings, Inc.*,1	483	17,823
Oriental Financial Group, Inc.	1,143	17,728
Oritani Financial Corp.	1,141	17,674
Banco Latinoamericano de Comercio Exterior S.A. — Class E	703	17,392
Greenlight Capital Re Ltd. — Class A*	708	17,311
AG Mortgage Investment Trust, Inc.	678	17,269
Universal Health Realty Income Trust	299	17,255
Knight Capital Group, Inc. — Class A*	4,546	16,911
ViewPoint Financial Group, Inc.	839	16,872
Cohen & Steers, Inc.	466	16,809
Infinity Property & Casualty Corp.	298	16,748
Kennedy-Wilson Holdings, Inc.	1,076	16,688
Resource Capital Corp.	2,493	16,479
Ashford Hospitality Trust, Inc.	1,333	16,476
Hercules Technology Growth Capital, Inc.	1,324	16,219
HFF, Inc. — Class A	812	16,183
Alexander’s, Inc.	49	16,155
AMERISAFE, Inc.	452	16,064
Brookline Bancorp, Inc.	1,751	16,004
Spirit Realty Capital, Inc.	830	15,770
Berkshire Hills Bancorp, Inc.	614	15,682
City Holding Co.	394	15,677
Encore Capital Group, Inc.*	514	15,471
Safety Insurance Group, Inc.	314	15,433
Excel Trust, Inc.	1,123	15,329
WisdomTree Investments, Inc.*	1,470	15,288
WesBanco, Inc.	637	15,256
Banner Corp.	478	15,215
Summit Hotel Properties, Inc.	1,405	14,710
Sterling Financial Corp.	673	14,597
Dynex Capital, Inc.	1,361	14,535
Navigators Group, Inc.*	245	14,394
Renasant Corp.	625	13,988
Apollo Residential Mortgage, Inc.	610	13,597
Urstadt Biddle Properties, Inc. — Class A	619	13,469
Hilltop Holdings, Inc.*	996	13,436
S&T Bancorp, Inc.	723	13,404
Campus Crest Communities, Inc.	961	13,358
Maiden Holdings Ltd.	1,254	13,280
Cardinal Financial Corp.	728	13,235
Flushing Financial Corp.	774	13,112
TrustCo Bank Corp. NY	2,348	13,102
State Bank Financial Corp.	794	12,998
Getty Realty Corp.	643	12,995
Piper Jaffray Cos.*	377	12,931
United Fire Group, Inc.	504	12,837
PICO Holdings, Inc.*	570	12,654
Hanmi Financial Corp.*	789	12,624
Sandy Spring Bancorp, Inc.	603	12,120
CapLease, Inc.	1,901	12,109
Duff & Phelps Corp. — Class A	777	12,051
RAIT Financial Trust	1,509	12,027
Community Trust Bancorp, Inc.	348	11,842
TICC Capital Corp.	1,190	11,829
United Community Banks, Inc.*	1,042	11,816
West Coast Bancorp	486	11,800
Tompkins Financial Corp.	279	11,796
ICG Group, Inc.*	937	11,694
Stewart Information Services Corp.	457	11,640
Medley Capital Corp.	719	11,396
Bancorp, Inc.*	815	11,288
Monmouth Real Estate Investment Corp. — Class A	1,011	11,273
Dime Community Bancshares, Inc.	782	11,230
Netspend Holdings, Inc.*	705	11,202
First Merchants Corp.	718	11,107
Kite Realty Group Trust	1,638	11,040
Lakeland Financial Corp.	412	10,996
First BanCorp*	1,760	10,965
Western Asset Mortgage Capital Corp.	470	10,923
Simmons First National Corp. — Class A	430	10,888

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 2X STRATEGY FUND

	Shares	Value

Investment Technology Group, Inc.*	968	$10,687
Wilshire Bancorp, Inc.*	1,546	10,482
BGC Partners, Inc. — Class A	2,462	10,242
Apollo Commercial Real Estate Finance, Inc.	581	10,220
Green Dot Corp. — Class A*	600	10,026
Eagle Bancorp, Inc.*	457	10,004
Parkway Properties, Inc.	539	9,998
Agree Realty Corp.	331	9,963
Rouse Properties, Inc.	550	9,955
Tejon Ranch Co.*	333	9,917
Union First Market Bankshares Corp.	506	9,897
BofI Holding, Inc.*	275	9,867
TowneBank	655	9,805
Washington Trust Bancorp, Inc.	355	9,720
Virginia Commerce Bancorp, Inc.*	674	9,470
Enstar Group Ltd.*	76	9,446
New York Mortgage Trust, Inc.	1,240	9,350
WSFS Financial Corp.	191	9,290
StellarOne Corp.	575	9,286
Rockville Financial, Inc.	715	9,266
FBL Financial Group, Inc. — Class A	238	9,249
Heartland Financial USA, Inc.	364	9,198
Cedar Realty Trust, Inc.	1,504	9,189
Winthrop Realty Trust	729	9,171
Southside Bancshares, Inc.	429	9,013
Provident New York Bancorp	988	8,961
Meadowbrook Insurance Group, Inc.	1,263	8,904
Capital Southwest Corp.	77	8,855
First Financial Corp.	281	8,849
National Western Life Insurance Co. — Class A	50	8,800
eHealth, Inc.*	491	8,779
MCG Capital Corp.	1,825	8,724
First Financial Holdings, Inc.	416	8,719
NewStar Financial, Inc.*	658	8,705
1st Source Corp.	366	8,674
EverBank Financial Corp.	561	8,639
Ameris Bancorp*	599	8,596
Terreno Realty Corp.	477	8,576
First Busey Corp.	1,861	8,505
Beneficial Mutual Bancorp, Inc.*	825	8,498
Central Pacific Financial Corp.*	538	8,447
GAMCO Investors, Inc. — Class A	159	8,444
HomeTrust Bancshares, Inc.*	530	8,374
Saul Centers, Inc.	191	8,354
Safeguard Scientifics, Inc.*	524	8,279
Citizens, Inc.*	977	8,197
United Financial Bancorp, Inc.	531	8,071
FXCM, Inc. — Class A	585	8,003
Sterling Bancorp	778	7,904
Chatham Lodging Trust	438	7,713
MVC Capital, Inc.	601	7,711
OneBeacon Insurance Group Ltd. — Class A	570	7,706
Select Income REIT	290	7,671
Golub Capital BDC, Inc.	460	7,595
First Interstate Bancsystem, Inc. — Class A	402	7,562
Federal Agricultural Mortgage Corp. — Class C	245	7,544
Silver Bay Realty Trust Corp.	362	7,503
Westwood Holdings Group, Inc.	166	7,375
Univest Corporation of Pennsylvania	419	7,299
Lakeland Bancorp, Inc.	736	7,250
German American Bancorp, Inc.	313	7,202
MainSource Financial Group, Inc.	505	7,090
CoBiz Financial, Inc.	873	7,054
New Mountain Finance Corp.	482	7,047
Arlington Asset Investment Corp. — Class A	272	7,020
First Community Bancshares, Inc.	441	6,990
OmniAmerican Bancorp, Inc.*	276	6,977
Financial Institutions, Inc.	347	6,926
KCAP Financial, Inc.	639	6,882
SY Bancorp, Inc.	303	6,818
Trico Bancshares	398	6,806
Bryn Mawr Bank Corp.	290	6,751
First Connecticut Bancorp, Inc.	450	6,629
BancFirst Corp.	158	6,589
Territorial Bancorp, Inc.	275	6,540
State Auto Financial Corp.	374	6,515
Fidus Investment Corp.	339	6,492
Taylor Capital Group, Inc.*	405	6,476
Centerstate Banks, Inc.	753	6,461
Enterprise Financial Services Corp.	449	6,439
Camden National Corp.	194	6,418
Bank Mutual Corp.	1,155	6,387
Park Sterling Corp.*	1,117	6,300
Great Southern Bancorp, Inc.	258	6,293
Arrow Financial Corp.	255	6,283
National Bankshares, Inc.	178	6,218
One Liberty Properties, Inc.	285	6,190
Cowen Group, Inc. — Class A*	2,195	6,190
Franklin Financial Corp.	338	6,169
Southwest Bancorp, Inc.*	488	6,129
International. FCStone, Inc.*	347	6,041
Global Indemnity plc — Class A*	260	6,032
Citizens & Northern Corp.	308	6,006
Gramercy Capital Corporation*	1,150	5,992
First Bancorp	443	5,976
Medallion Financial Corp.	450	5,949
Peoples Bancorp, Inc.	264	5,911
Northfield Bancorp, Inc.	515	5,850
Hudson Valley Holding Corp.	391	5,830
Metro Bancorp, Inc.*	351	5,806
GFI Group, Inc.	1,725	5,762
Homeowners Choice, Inc.	211	5,750
Republic Bancorp, Inc. — Class A	253	5,728
Calamos Asset Management, Inc. —
Class A	485	5,708
First of Long Island Corp.	192	5,693
THL Credit, Inc.	376	5,632
Heritage Financial Corp.	385	5,583
First Defiance Financial Corp.	239	5,573
Manning & Napier, Inc. — Class A	336	5,557
American Safety Insurance Holdings Ltd.*	221	5,516

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 2X STRATEGY FUND

	Shares	Value
Solar Senior Capital Ltd.	286	$5,491
Washington Banking Co.	387	5,395
Fox Chase Bancorp, Inc.	319	5,388
Baldwin & Lyons, Inc. — Class B	226	5,377
Gladstone Commercial Corp.	272	5,296
Bank of Marin Bancorp	132	5,292
Diamond Hill Investment Group, Inc.	68	5,291
CNB Financial Corp.	309	5,268
OceanFirst Financial Corp.	362	5,220
Whitestone REIT — Class B	342	5,178
Walker & Dunlop, Inc.*	284	5,103
Pacific Continental Corp.	453	5,060
Crawford & Co. — Class B	659	5,002
Oppenheimer Holdings, Inc. — Class A	255	4,965
HomeStreet, Inc.*	220	4,915
Gladstone Capital Corp.	527	4,848
1st United Bancorp, Inc.	748	4,832
First California Financial Group, Inc.*	566	4,822
Westfield Financial, Inc.	611	4,754
Gladstone Investment Corp.	650	4,752
Home Federal Bancorp, Inc.	367	4,698
Bridge Bancorp, Inc.	218	4,689
Marlin Business Services Corp.	202	4,684
National Interstate Corp.	155	4,647
Preferred Bank/Los Angeles CA*	289	4,560
Phoenix Companies, Inc.*	148	4,554
Zillow, Inc. — Class A*	83	4,538
SWS Group, Inc.*	727	4,398
FBR & Co.*	231	4,373
West Bancorporation, Inc.	388	4,307
BankFinancial Corp.	530	4,288
Ladenburg Thalmann Financial Services, Inc.*	2,578	4,279
Consolidated-Tomoka Land Co.	109	4,278
Ames National Corp.	205	4,276
American National Bankshares, Inc.	195	4,204
Thomas Properties Group, Inc.	810	4,155
Kansas City Life Insurance Co.	106	4,148
Capital Bank Financial Corp. — Class A*	240	4,118
Penns Woods Bancorp, Inc.	100	4,097
MidWestOne Financial Group, Inc.	172	4,095
Provident Financial Holdings, Inc.	240	4,082
Bank of Kentucky Financial Corp.	148	4,060
Guaranty Bancorp*	1,910	4,011
Sierra Bancorp	302	3,971
GSV Capital Corp.*	480	3,965
MetroCorp Bancshares, Inc.*	391	3,945
First Bancorp, Inc.	219	3,944
Meridian Interstate Bancorp, Inc.*	208	3,900
Merchants Bancshares, Inc.	128	3,857
Kearny Financial Corp.	378	3,856
Seacoast Banking Corporation of Florida*	1,844	3,854
NGP Capital Resources Co.	538	3,825
Center Bancorp, Inc.	300	3,729
Mercantile Bank Corp.	220	3,676
Bar Harbor Bankshares	100	3,655
Nicholas Financial, Inc.	247	3,631
Northrim BanCorp, Inc.	160	3,595
Capital City Bank Group, Inc.*	291	3,594
UMH Properties, Inc.	348	3,574
JAVELIN Mortgage Investment Corp.	180	3,537
ESB Financial Corp.	257	3,518
Bridge Capital Holdings*	229	3,490
Heritage Commerce Corp.*	516	3,473
Suffolk Bancorp*	239	3,403
Sun Bancorp, Inc.*	995	3,393
MidSouth Bancorp, Inc.	207	3,366
Peapack Gladstone Financial Corp.	223	3,325
National Bank Holdings Corp. — Class A	180	3,294
Ares Commercial Real Estate Corp.	192	3,249
Horizon Bancorp	160	3,234
AV Homes, Inc.*	242	3,226
Hallmark Financial Services*	356	3,204
C&F Financial Corp.	78	3,194
SI Financial Group, Inc.	262	3,168
First Financial Northwest, Inc.*	405	3,163
Simplicity Bancorp, Inc.	207	3,111
Access National Corp.	189	3,100
Home Bancorp, Inc.*	166	3,089
Eastern Insurance Holdings, Inc.	163	3,058
First Pactrust Bancorp, Inc.	265	3,021
EMC Insurance Group, Inc.	114	3,002
Resource America, Inc. — Class A	301	2,998
Roma Financial Corp.	185	2,971
Farmers National Banc Corp.	470	2,966
Stellus Capital Investment Corp.	200	2,964
Donegal Group, Inc. — Class A	194	2,962
Heritage Financial Group, Inc.	200	2,896
Peoples Federal Bancshares, Inc.	151	2,884
BSB Bancorp, Inc.*	207	2,859
Heritage Oaks Bancorp*	500	2,850
Horizon Technology Finance Corp.	194	2,834
Century Bancorp, Inc. — Class A	83	2,815
Harris & Harris Group, Inc.*	780	2,808
Tree.com, Inc.	151	2,792
Fidelity Southern Corp.*	242	2,783
JMP Group, Inc.	399	2,757
ESSA Bancorp, Inc.	246	2,667
Asset Acceptance Capital Corp.*	392	2,642
Clifton Savings Bancorp, Inc.	211	2,629
Cape Bancorp, Inc.	280	2,565
Enterprise Bancorp, Inc.	150	2,543
Middleburg Financial Corp.	129	2,504
Regional Management Corp.*	120	2,424
FNB United Corp.*	247	2,411
OFS Capital Corp.	170	2,380
TCP Capital Corp.	146	2,330
Asta Funding, Inc.	241	2,314
Hingham Institution for Savings	33	2,300
Gyrodyne Company of America, Inc.	31	2,279
Universal Insurance Holdings, Inc.	468	2,270
Doral Financial Corp.*	3,219	2,268
NASB Financial, Inc.*	107	2,252
Investors Title Co.	31	2,141
Artio Global Investors, Inc. — Class A	774	2,105
AmREIT, Inc. — Class B	106	2,063

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Independence Holding Co.	202	$2,056
Charter Financial Corp.	159	2,034
MicroFinancial, Inc.	207	1,745
Gain Capital Holdings, Inc.	375	1,673
Pzena Investment Management, Inc. — Class A	240	1,560
Pacific Mercantile Bancorp*	264	1,544
Waterstone Financial, Inc.*	184	1,522
First Marblehead Corp.*	1,452	1,467
Fortegra Financial Corp.*	163	1,428
CIFC Corp.*	148	1,218
Cascade Bancorp*	151	1,021
Berkshire Bancorp, Inc.	109	910
California First National Bancorp	52	899
First Federal Bancshares of Arkansas, Inc.*	82	820
Crescent Financial Bancshares, Inc.*	70	276
Total Financials		7,799,381
INFORMATION TECHNOLOGY - 9.8%
CommVault Systems, Inc.*	1,113	91,243
CoStar Group, Inc.*	701	76,730
PTC, Inc.*	2,993	76,291
WEX, Inc.*	969	76,067
Aspen Technology, Inc.*	2,343	75,654
Cymer, Inc.*	772	74,188
Aruba Networks, Inc.*	2,800	69,272
Ultimate Software Group, Inc.*	662	68,954
MAXIMUS, Inc.	851	68,054
FEI Co.	949	61,257
Semtech Corp.*	1,643	58,145
3D Systems Corp.*,1	1,760	56,742
ValueClick, Inc.*	1,878	55,495
QLIK Technologies, Inc.*	2,139	55,250
Microsemi Corp.*	2,227	51,599
Anixter International, Inc.	710	49,642
InterDigital, Inc.	1,022	48,882
Arris Group, Inc.*	2,834	48,660
ACI Worldwide, Inc.*	994	48,567
Cavium, Inc.*	1,248	48,435
Hittite Microwave Corp.*	791	47,903
Plantronics, Inc.	1,063	46,974
Convergys Corp.	2,730	46,492
Tyler Technologies, Inc.*	755	46,251
Verint Systems, Inc.*	1,262	46,126
ViaSat, Inc.*	941	45,582
j2 Global, Inc.	1,162	45,562
Cognex Corp.	1,069	45,058
Sourcefire, Inc.*	738	43,712
Mentor Graphics Corp.	2,332	42,093
First Solar, Inc.*	1,510	40,710
Ciena Corp.*	2,487	39,817
Fair Isaac Corp.	862	39,385
Acxiom Corp.*	1,918	39,126
TiVo, Inc.*	3,117	38,620
Manhattan Associates, Inc.*	506	37,591
Sapient Corp.*	3,080	37,545
Veeco Instruments, Inc.*	973	37,295
RF Micro Devices, Inc.*	6,968	37,070
Littelfuse, Inc.	544	36,910
Cirrus Logic, Inc.*	1,618	36,810
International Rectifier Corp.*	1,730	36,590
MKS Instruments, Inc.	1,314	35,741
OpenTable, Inc.*	566	35,647
Synaptics, Inc.*	841	34,219
Entegris, Inc.*	3,432	33,840
Coherent, Inc.	596	33,817
Blackbaud, Inc.	1,129	33,452
Euronet Worldwide, Inc.*	1,269	33,425
VistaPrint N.V.*,1	860	33,248
Progress Software Corp.*	1,448	32,985
CACI International, Inc. — Class A*	564	32,639
Heartland Payment Systems, Inc.	970	31,981
NETGEAR, Inc.*	950	31,835
Take-Two Interactive Software, Inc.*	1,961	31,670
ADTRAN, Inc.	1,594	31,322
Dealertrack Technologies, Inc.*	1,063	31,231
OSI Systems, Inc.*	498	31,020
Power Integrations, Inc.	713	30,951
NIC, Inc.	1,614	30,924
WebMD Health Corp. — Class A*	1,270	30,886
Cardtronics, Inc.*	1,103	30,288
Finisar Corp.*	2,285	30,139
Electronics for Imaging, Inc.*	1,160	29,418
Universal Display Corp.*	992	29,155
Cornerstone OnDemand, Inc.*	843	28,746
Intersil Corp. — Class A	3,190	27,785
Bottomline Technologies de, Inc.*	941	26,828
Integrated Device Technology, Inc.*	3,561	26,601
QLogic Corp.*	2,280	26,448
Syntel, Inc.	387	26,130
Benchmark Electronics, Inc.*	1,447	26,076
Ultratech, Inc.*	656	25,932
MEMC Electronic Materials, Inc.*	5,780	25,432
SS&C Technologies Holdings, Inc.*	844	25,303
Unisys Corp.*	1,095	24,911
Tessera Technologies, Inc.	1,296	24,300
SYNNEX Corp.*	655	24,235
MTS Systems Corp.	406	23,609
Sanmina Corp.*	2,042	23,197
Insight Enterprises, Inc.*	1,111	22,909
Ixia*	1,056	22,852
NetScout Systems, Inc.*	917	22,531
Advent Software, Inc.*	791	22,124
Monotype Imaging Holdings, Inc.	914	21,708
Cray, Inc.*	926	21,492
Synchronoss Technologies, Inc.*	692	21,473
TriQuint Semiconductor, Inc.*	4,218	21,301
Plexus Corp.*	874	21,247
MicroStrategy, Inc. — Class A*	210	21,227
Cabot Microelectronics Corp.*	591	20,537
VirnetX Holding Corp.*	1,054	20,205
Badger Meter, Inc.	367	19,642
ScanSource, Inc.*	691	19,500
Guidewire Software, Inc.*	507	19,489
Rofin-Sinar Technologies, Inc.*	710	19,234
Infinera Corp.*,1	2,744	19,208

66 | The Rydex Funds Annual Report	See Notes To Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Rogers Corp.*	403	$19,191
Tellabs, Inc.	9,170	19,165
ExlService Holdings, Inc.*	580	19,070
LivePerson, Inc.*	1,382	18,768
Diodes, Inc.*	891	18,693
Monolithic Power Systems, Inc.	763	18,594
RealPage, Inc.*,1	892	18,473
FARO Technologies, Inc.*	422	18,311
Advanced Energy Industries, Inc.*	997	18,245
BroadSoft, Inc.*	686	18,158
OmniVision Technologies, Inc.*	1,309	18,038
CSG Systems International, Inc.*	851	18,033
ATMI, Inc.*	798	17,899
Angie’s List, Inc.*	886	17,507
Liquidity Services, Inc.*	586	17,469
Harmonic, Inc.*	2,941	17,028
Brooks Automation, Inc.	1,662	16,919
Loral Space & Communications, Inc.	273	16,893
Interactive Intelligence Group, Inc.*	372	16,498
Newport Corp.*	956	16,176
Lattice Semiconductor Corp.*	2,949	16,072
Sykes Enterprises, Inc.*	974	15,545
Rambus, Inc.*	2,763	15,500
Spansion, Inc. — Class A*	1,204	15,495
ManTech International Corp. — Class A	576	15,477
Blucora, Inc.*	998	15,449
Monster Worldwide, Inc.*	3,034	15,382
Comverse, Inc.*	544	15,254
Ellie Mae, Inc.*	633	15,224
iGATE Corp.*	806	15,161
Measurement Specialties, Inc.*	380	15,113
Web.com Group, Inc.*	881	15,047
PROS Holdings, Inc.*	545	14,808
comScore, Inc.*	881	14,783
Intermec, Inc.*	1,503	14,774
EarthLink, Inc.	2,661	14,423
Emulex Corp.*	2,169	14,164
Websense, Inc.*	936	14,040
Sonus Networks, Inc.*	5,322	13,784
Bankrate, Inc.*	1,152	13,755
United Online, Inc.	2,266	13,664
Accelrys, Inc.*	1,387	13,537
RealD, Inc.*,1	1,037	13,481
SPS Commerce, Inc.*	311	13,270
Checkpoint Systems, Inc.*	1,013	13,230
Park Electrochemical Corp.	521	13,202
Digital River, Inc.*	919	12,995
Micrel, Inc.	1,215	12,770
Internap Network Services Corp.*	1,327	12,407
TeleTech Holdings, Inc.*	575	12,196
Applied Micro Circuits Corp.*	1,638	12,154
Pegasystems, Inc.	427	11,990
Methode Electronics, Inc.	930	11,978
Move, Inc.*	984	11,759
Global Cash Access Holdings, Inc.*	1,642	11,576
Ebix, Inc.	711	11,532
SunPower Corp. — Class A*	999	11,528
Virtusa Corp.*	470	11,167
EPIQ Systems, Inc.	790	11,084
Forrester Research, Inc.	350	11,078
Silicon Graphics International Corp.*	798	10,973
Cass Information Systems, Inc.	260	10,930
Comtech Telecommunications Corp.	447	10,853
SciQuest, Inc.*	451	10,842
Dice Holdings, Inc.*	1,056	10,697
LogMeIn, Inc.*	555	10,667
Silicon Image, Inc.*	2,088	10,148
TTM Technologies, Inc.*	1,335	10,146
Photronics, Inc.*	1,513	10,107
Constant Contact, Inc.*	760	9,865
Exar Corp.*	931	9,776
InvenSense, Inc. — Class A*	913	9,751
GT Advanced Technologies, Inc.*,1	2,962	9,745
PDF Solutions, Inc.*	605	9,692
MoneyGram International, Inc.*	535	9,684
CalAmp Corp.*	880	9,654
Rudolph Technologies, Inc.*	807	9,506
Daktronics, Inc.	899	9,440
Imperva, Inc.*	244	9,394
Tangoe, Inc.*	751	9,305
Perficient, Inc.*	798	9,305
Envestnet, Inc.*	522	9,140
Black Box Corp.	417	9,095
Volterra Semiconductor Corp.*	637	9,045
Ceva, Inc.*	577	9,001
Entropic Communications, Inc.*	2,202	8,962
CTS Corp.	856	8,937
ServiceSource International, Inc.*,1	1,245	8,802
Electro Rent Corp.	470	8,714
CIBER, Inc.*	1,826	8,582
Seachange International, Inc.*	718	8,537
Stamps.com, Inc.*	340	8,490
Nanometrics, Inc.*	583	8,413
Super Micro Computer, Inc.*	727	8,208
Immersion Corp.*	699	8,206
Computer Task Group, Inc.	381	8,150
Fabrinet*	556	8,123
Calix, Inc.*	983	8,011
Responsys, Inc.*	898	7,947
Extreme Networks*	2,355	7,936
Oplink Communications, Inc.*	473	7,757
DTS, Inc.*	462	7,683
Quantum Corp.*	5,870	7,514
Actuate Corp.*	1,238	7,428
Amkor Technology, Inc.*,1	1,850	7,400
LTX-Credence Corp.*	1,222	7,381
Vocus, Inc.*	516	7,301
KEMET Corp.*	1,125	7,031
Parkervision, Inc.*	1,900	6,973
Power-One, Inc.*	1,680	6,972
Globecomm Systems, Inc.*	575	6,906
NVE Corp.*	119	6,714
XO Group, Inc.*	653	6,530
Demand Media, Inc.*	750	6,473
Anaren, Inc.*	328	6,360
Electro Scientific Industries, Inc.	571	6,310

See Notes to Financial Statements.	THE Rydex FUNDS annual report | 67

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Integrated Silicon Solution, Inc.*	683	$6,263
GSI Group, Inc.*	734	6,261
Kopin Corp.*	1,671	6,183
Jive Software, Inc.*	401	6,095
Zygo Corp.*	410	6,072
Inphi Corp.*	581	6,071
Higher One Holdings, Inc.*	682	6,063
VASCO Data Security International, Inc.*	707	5,967
Saba Software, Inc.*	747	5,939
IXYS Corp.	616	5,907
IntraLinks Holdings, Inc.*	915	5,819
FormFactor, Inc.*	1,238	5,819
Digi International, Inc.*	649	5,796
Mercury Systems, Inc.*	777	5,726
Procera Networks, Inc.*	477	5,672
Supertex, Inc.	255	5,664
Cohu, Inc.	605	5,663
ExactTarget, Inc.*	240	5,585
Keynote Systems, Inc.	393	5,486
Lionbridge Technologies, Inc.*	1,410	5,457
Zix Corp.*	1,523	5,452
FleetMatics Group plc*	220	5,335
Trulia, Inc.*	170	5,335
Aviat Networks, Inc.*	1,533	5,166
PLX Technology, Inc.*	1,119	5,103
support.com, Inc.*	1,217	5,087
Market Leader, Inc.*	556	4,982
KVH Industries, Inc.*	366	4,967
American Software, Inc. — Class A	591	4,917
Yelp, Inc. — Class A*	207	4,908
QuinStreet, Inc.*	822	4,907
Unwired Planet, Inc.*	2,168	4,813
ePlus, Inc.	103	4,760
Symmetricom, Inc.*	1,043	4,735
Avid Technology, Inc.*	750	4,703
Datalink Corp.*	378	4,566
Vishay Precision Group, Inc.*	310	4,554
Ultra Clean Holdings*	690	4,485
Infoblox, Inc.*	204	4,427
Ruckus Wireless, Inc.*	210	4,410
ShoreTel, Inc.*	1,208	4,385
DSP Group, Inc.*	543	4,382
RealNetworks, Inc.*	550	4,241
Telular Corp.	419	4,215
Demandware, Inc.*	166	4,208
Bel Fuse, Inc. — Class B	266	4,152
Active Network, Inc.*	974	4,081
Rosetta Stone, Inc.*	265	4,076
PRGX Global, Inc.*	585	4,066
Glu Mobile, Inc.*	1,352	4,029
Sigma Designs, Inc.*	826	4,023
Pericom Semiconductor Corp.*	590	4,018
Digimarc Corp.	181	3,977
Callidus Software, Inc.*	869	3,971
MoSys, Inc.*	840	3,956
Guidance Software, Inc.*	362	3,928
STEC, Inc.*	887	3,921
Maxwell Technologies, Inc.*	727	3,919
Aeroflex Holding Corp.*	498	3,914
Travelzoo, Inc.*	181	3,868
Alpha & Omega Semiconductor Ltd.*	429	3,810
Richardson Electronics Ltd.	317	3,760
Numerex Corp. — Class A*	293	3,747
PC Connection, Inc.	225	3,679
Agilysys, Inc.*	369	3,668
Intermolecular, Inc.*	351	3,580
ANADIGICS, Inc.*	1,762	3,524
MaxLinear, Inc. — Class A*	558	3,460
Multi-Fineline Electronix, Inc.*	221	3,410
GSI Technology, Inc.*	511	3,367
Axcelis Technologies, Inc.*	2,693	3,366
Ubiquiti Networks, Inc.	243	3,334
ModusLink Global Solutions, Inc.*	990	3,267
PC-Telephone, Inc.	457	3,245
Neonode, Inc.*	560	3,231
Mesa Laboratories, Inc.	60	3,179
Pervasive Software, Inc.*	334	3,063
Carbonite, Inc.*	278	3,044
OCZ Technology Group, Inc.*,1	1,690	3,042
Key Tronic Corp.*	263	3,014
Mindspeed Technologies, Inc.*	904	3,010
Imation Corp.*	775	2,961
Limelight Networks, Inc.*	1,418	2,921
Tessco Technologies, Inc.	130	2,813
Radisys Corp.*	571	2,809
Hackett Group, Inc.	613	2,801
EPAM Systems, Inc.*	120	2,788
Rubicon Technology, Inc.*	421	2,779
AVG Technologies N.V.*	199	2,770
Intevac, Inc.*	579	2,733
QuickLogic Corp.*	1,106	2,721
Qualys, Inc.*	220	2,715
Telenav, Inc.*	420	2,709
Proofpoint, Inc.*	158	2,664
iPass, Inc.*	1,300	2,574
NeoPhotonics Corp.*	490	2,504
M/A-COM Technology Solutions
Holdings, Inc.*	150	2,411
Marchex, Inc. — Class B	567	2,387
AXT, Inc.*	811	2,384
Ambarella, Inc.*	150	2,349
Echelon Corp.*	950	2,318
Audience, Inc.*	152	2,318
E2open, Inc.*	116	2,313
Westell Technologies, Inc. — Class A*	1,148	2,307
Oclaro, Inc.*,1	1,823	2,297
FalconStor Software, Inc.*	789	2,115
Spark Networks, Inc.*	291	2,049
Mattson Technology, Inc.*	1,460	2,015
QAD, Inc. — Class A	155	1,990
Innodata, Inc.*	560	1,932
Bazaarvoice, Inc.*	261	1,911
TechTarget, Inc.*	384	1,878
Sapiens International Corporation N.V.	340	1,850
Millennial Media, Inc.*	290	1,842
Riverbed Technology, Inc.*	112	1,670

68 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
STR Holdings, Inc.*	753	$1,634
Peregrine Semiconductor Corp.*	157	1,534
Exa Corp.*	155	1,476
Aware, Inc.	306	1,417
Viasystems Group, Inc.*	95	1,239
Mattersight Corp.*	257	1,103
MeetMe, Inc.*	461	1,051
Brightcove, Inc.*	150	932
Synacor, Inc.*	172	514
Envivio, Inc.*	195	332
KIT Digital, Inc.*	592	172
Ambient Corp.*	70	172
Sycamore Networks, Inc.	359	133
Total Information Technology		5,505,439
INDUSTRIALS - 9.1%
Alaska Air Group, Inc.*	1,780	113,848
Genesee & Wyoming, Inc. — Class A*	1,111	103,445
Avis Budget Group, Inc.*	2,657	73,944
Acuity Brands, Inc.	1,061	73,581
Teledyne Technologies, Inc.*	923	72,400
Hexcel Corp.*	2,495	72,380
AO Smith Corp.	971	71,437
Middleby Corp.*	469	71,359
EMCOR Group, Inc.	1,670	70,790
US Airways Group, Inc.*	4,063	68,949
Woodward, Inc.	1,726	68,626
Old Dominion Freight Line, Inc.*	1,779	67,957
CLARCOR, Inc.	1,258	65,894
Watsco, Inc.	732	61,619
Chart Industries, Inc.*	744	59,527
Belden, Inc.	1,135	58,623
Esterline Technologies Corp.*	765	57,911
HEICO Corp.	1,322	57,388
Actuant Corp. — Class A	1,822	55,790
EnerSys, Inc.*	1,198	54,605
Deluxe Corp.	1,276	52,827
Moog, Inc. — Class A*	1,134	51,971
USG Corp.*	1,851	48,940
Corporate Executive Board Co.	837	48,681
Tetra Tech, Inc.*	1,584	48,297
Applied Industrial Technologies, Inc.	1,057	47,565
Beacon Roofing Supply, Inc.*	1,175	45,426
Advisory Board Co.*	863	45,325
Healthcare Services Group, Inc.	1,680	43,059
Brady Corp. — Class A	1,224	41,041
Curtiss-Wright Corp.	1,174	40,738
HNI Corp.	1,139	40,423
Herman Miller, Inc.	1,460	40,398
JetBlue Airways Corp.*	5,849	40,358
MasTec, Inc.*	1,371	39,965
FTI Consulting, Inc.*	1,049	39,505
Franklin Electric Company, Inc.	1,174	39,411
Barnes Group, Inc.	1,354	39,171
United Stationers, Inc.	1,013	39,152
DigitalGlobe, Inc.*	1,333	38,537
Acacia Research Corp.*	1,242	37,471
AMERCO	213	36,964
Hub Group, Inc. — Class A*	924	35,538
Mine Safety Appliances Co.	693	34,387
Watts Water Technologies, Inc. — Class A	701	33,641
Brink’s Co.	1,182	33,403
TAL International Group, Inc.	728	32,986
Allegiant Travel Co. — Class A	371	32,937
UniFirst Corp.	359	32,490
Granite Construction, Inc.	972	30,948
AZZ, Inc.	636	30,655
Raven Industries, Inc.	912	30,652
Simpson Manufacturing Company, Inc.	997	30,518
Briggs & Stratton Corp.	1,218	30,206
ABM Industries, Inc.	1,340	29,802
Interface, Inc. — Class A	1,471	28,273
RBC Bearings, Inc.*	559	28,263
Mobile Mini, Inc.*	959	28,223
Swift Transportation Co. — Class A*	1,980	28,076
Steelcase, Inc. — Class A	1,900	27,987
Lindsay Corp.	314	27,690
ESCO Technologies, Inc.	666	27,213
On Assignment, Inc.*	1,071	27,108
Forward Air Corp.	725	27,035
Atlas Air Worldwide Holdings, Inc.*	657	26,779
Werner Enterprises, Inc.	1,107	26,723
Mueller Industries, Inc.	499	26,592
Spirit Airlines, Inc.*	1,046	26,527
EnPro Industries, Inc.*	518	26,506
Trimas Corp.*	810	26,301
Titan International, Inc.	1,191	25,106
Orbital Sciences Corp.*	1,477	24,651
Knight Transportation, Inc.	1,446	23,281
Kaman Corp.	656	23,268
Mueller Water Products, Inc. — Class A	3,918	23,234
Huron Consulting Group, Inc.*	572	23,063
Tennant Co.	471	22,872
Aegion Corp. — Class A*	985	22,803
II-VI, Inc.*	1,319	22,476
Generac Holdings, Inc.	621	21,946
Knoll, Inc.	1,199	21,738
TrueBlue, Inc.*	1,012	21,394
G&K Services, Inc. — Class A	469	21,344
Korn/Ferry International*	1,193	21,307
SkyWest, Inc.	1,273	20,432
Team, Inc.*	497	20,412
Apogee Enterprises, Inc.	705	20,410
Kaydon Corp.	797	20,387
Aircastle Ltd.	1,472	20,137
Rush Enterprises, Inc. — Class A*	830	20,020
Albany International Corp. — Class A	690	19,941
GenCorp, Inc.*	1,490	19,817
Universal Forest Products, Inc.	489	19,467
McGrath RentCorp	616	19,158
ACCO Brands Corp.*	2,833	18,924
AAR Corp.	1,009	18,556
Trex Company, Inc.*	376	18,492
CIRCOR International, Inc.	435	18,488
Altra Holdings, Inc.	670	18,237
Exponent, Inc.	334	18,016

See Notes to Financial Statements.	THE Rydex FUNDS annual report | 69

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value
Astec Industries, Inc.	500	$17,465
Wabash National Corp.*	1,706	17,333
Tutor Perini Corp.*	898	17,331
Standex International Corp.	313	17,284
Sauer-Danfoss, Inc.	294	17,178
Cubic Corp.	400	17,088
Navigant Consulting, Inc.*	1,295	17,016
Sun Hydraulics Corp.	514	16,710
Primoris Services Corp.	750	16,583
Dycom Industries, Inc.*	838	16,500
Blount International, Inc.*	1,222	16,350
Insperity, Inc.	568	16,114
Heartland Express, Inc.	1,204	16,061
DXP Enterprises, Inc.*	215	16,061
Hyster-Yale Materials Handling, Inc.	273	15,586
Rexnord Corp.*	721	15,307
Quad/Graphics, Inc.	634	15,178
John Bean Technologies Corp.	727	15,085
Quanex Building Products Corp.	921	14,828
H&E Equipment Services, Inc.	720	14,688
Saia, Inc.*	405	14,649
Encore Wire Corp.	417	14,603
Republic Airways Holdings, Inc.*	1,215	14,021
Gibraltar Industries, Inc.*	766	13,980
Nortek, Inc.*	195	13,915
Viad Corp.	503	13,913
Textainer Group Holdings Ltd.	347	13,724
ICF International, Inc.*	499	13,573
Griffon Corp.	1,135	13,529
Resources Connection, Inc.	1,063	13,500
Comfort Systems USA, Inc.	939	13,231
Greenbrier Companies, Inc.*	568	12,899
AAON, Inc.	467	12,885
American Science & Engineering, Inc.	208	12,686
Federal Signal Corp.*	1,556	12,666
Kelly Services, Inc. — Class A	674	12,590
MYR Group, Inc.*	510	12,526
US Ecology, Inc.	458	12,160
InnerWorkings, Inc.*	795	12,036
Powell Industries, Inc.*	227	11,933
Kforce, Inc.	721	11,803
Titan Machinery, Inc.*	421	11,683
Gorman-Rupp Co.	382	11,479
Meritor, Inc.*	2,412	11,409
American Railcar Industries, Inc.	233	10,890
EnerNOC, Inc.*	618	10,735
Layne Christensen Co.*	497	10,626
Celadon Group, Inc.	501	10,451
CAI International, Inc.*	361	10,404
Taser International, Inc.*	1,290	10,256
LB Foster Co. — Class A	228	10,098
Great Lakes Dredge & Dock Corp.	1,480	9,960
KEYW Holding Corp.*	617	9,952
Ennis, Inc.	656	9,886
National Presto Industries, Inc.	119	9,580
Barrett Business Services, Inc.	179	9,426
Mistras Group, Inc.*	388	9,393
Columbus McKinnon Corp.*	483	9,298
Astronics Corp.*	303	9,035
GP Strategies Corp.*	372	8,876
Multi-Color Corp.	334	8,614
Roadrunner Transportation Systems, Inc.*	360	8,280
Thermon Group Holdings, Inc.*	371	8,240
American Woodmark Corp.*	241	8,201
Standard Parking Corp.*	393	8,135
Echo Global Logistics, Inc.*	366	8,096
Marten Transport Ltd.	394	7,931
NCI Building Systems, Inc.*	454	7,886
Aerovironment, Inc.*	431	7,814
Air Transport Services Group, Inc.*	1,334	7,777
Douglas Dynamics, Inc.	549	7,587
Global Power Equipment Group, Inc.	430	7,577
Aceto Corp.	676	7,483
RPX Corp.*	529	7,464
Arkansas Best Corp.	639	7,464
EnergySolutions, Inc.*	1,983	7,436
Hawaiian Holdings, Inc.*	1,281	7,379
Kadant, Inc.*	295	7,375
XPO Logistics, Inc.*	437	7,359
Kimball International, Inc. — Class B	811	7,348
Park-Ohio Holdings Corp.*	221	7,322
Insteel Industries, Inc.	446	7,279
Consolidated Graphics, Inc.*	184	7,194
Orion Marine Group, Inc.*	680	6,759
Heidrick & Struggles International, Inc.	451	6,742
Capstone Turbine Corp.*	7,476	6,728
Builders FirstSource, Inc.*	1,128	6,610
FreightCar America, Inc.	302	6,590
Lydall, Inc.*	426	6,539
Northwest Pipe Co.*	231	6,463
Wesco Aircraft Holdings, Inc.*	438	6,447
Pendrell Corp.*	3,875	6,433
Alamo Group, Inc.	168	6,426
Accuride Corp.*	1,183	6,376
Furmanite Corp.*	937	6,269
SeaCube Container Leasing Ltd.	273	6,268
Graham Corp.	253	6,259
Pike Electric Corp.	427	6,076
CBIZ, Inc.*	950	6,061
Odyssey Marine Exploration, Inc.*	1,832	5,972
Proto Labs, Inc.*	121	5,941
CRA International, Inc.*	264	5,906
CDI Corp.	342	5,882
Dynamic Materials Corp.	336	5,846
Houston Wire & Cable Co.	450	5,828
Twin Disc, Inc.	216	5,417
Michael Baker Corp.	219	5,366
Kratos Defense & Security Solutions, Inc.*	1,005	5,055
Franklin Covey Co.*	345	5,013
Commercial Vehicle Group, Inc.*	610	4,758
Flow International Corp.*	1,202	4,700
LMI Aerospace, Inc.*	226	4,699
WageWorks, Inc.*	180	4,505
Quality Distribution, Inc.*	534	4,491
Pacer International, Inc.*	880	4,426
Sterling Construction Company, Inc.*	404	4,400

70 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
Russell 2000® 2x Strategy Fund

	Shares	Value
Miller Industries, Inc.	274	$4,398
Patriot Transportation Holding, Inc.*	157	4,368
Hurco Companies, Inc.*	158	4,302
TMS International Corp. — Class A*	322	4,250
Casella Waste Systems, Inc. — Class A*	939	4,103
Energy Recovery, Inc.*	1,098	4,063
NN, Inc.*	425	4,021
Hardinge, Inc.	294	4,007
Ampco-Pittsburgh Corp.	210	3,971
Preformed Line Products Co.	55	3,848
Met-Pro Corp.	372	3,843
Ameresco, Inc. — Class A*	502	3,715
Swisher Hygiene, Inc.*	2,823	3,642
Argan, Inc.	242	3,608
FuelCell Energy, Inc.*,1	3,792	3,579
Courier Corp.	240	3,458
LSI Industries, Inc.	490	3,420
PGT, Inc.*	490	3,366
Coleman Cable, Inc.	222	3,330
Acorn Energy, Inc.	450	3,308
Universal Truckload Services, Inc.*	141	3,290
Hudson Global, Inc.*	833	3,282
Schawk, Inc. — Class A	298	3,275
AT Cross Co. — Class A*	237	3,263
PMFG, Inc.*	523	3,227
Cenveo, Inc.*	1,355	2,913
Heritage-Crystal Clean, Inc.*	192	2,899
Performant Financial Corp.*	226	2,775
ARC Document Solutions, Inc.*	917	2,733
Edgen Group, Inc. — Class A*	376	2,718
Rand Logistics, Inc.*	440	2,695
American Superconductor Corp.*	976	2,596
Eastern Co.	148	2,596
International Shipholding Corp.	140	2,548
TRC Companies, Inc.*	383	2,470
VSE Corp.	98	2,449
Vicor Corp.*	492	2,445
CECO Environmental Corp.	182	2,353
BlueLinx Holdings, Inc.*	825	2,351
Genco Shipping & Trading Ltd.*	783	2,255
Intersections, Inc.	228	2,145
Willis Lease Finance Corp.*	135	2,041
API Technologies Corp.*	809	2,006
NL Industries, Inc.	160	1,989
Dolan Co.*	767	1,833
Hill International, Inc.*	572	1,710
Metalico, Inc.*	999	1,618
Patrick Industries, Inc.*	98	1,544
CPI Aerostructures, Inc.*	163	1,397
Enphase Energy, Inc.*	198	1,228
Omega Flex, Inc.	71	1,220
Sypris Solutions, Inc.	262	1,095
SIFCO Industries, Inc.	58	1,068
Astronics Corp. — Class B*	20	588
Compx International, Inc.	32	405
Total Industrials		5,120,251
Consumer Discretionary - 8.2%
Brunswick Corp.	2,233	76,413
Domino’s Pizza, Inc.	1,451	74,638
Cabela’s, Inc.*	1,169	71,053
Six Flags Entertainment Corp.	933	67,624
Dana Holding Corp.	3,699	65,954
Sotheby’s	1,693	63,334
Tenneco, Inc.*	1,521	59,791
Pool Corp.	1,185	56,880
Fifth & Pacific Companies, Inc.*	3,003	56,696
Vail Resorts, Inc.	904	56,337
Pier 1 Imports, Inc.	2,433	55,959
Rent-A-Center, Inc. — Class A	1,485	54,856
Wolverine World Wide, Inc.	1,218	54,043
Cheesecake Factory, Inc.	1,349	52,084
HSN, Inc.	894	49,045
Lumber Liquidators Holdings, Inc.*	693	48,663
Lions Gate Entertainment Corp.*	1,987	47,231
Ryland Group, Inc.	1,116	46,447
Iconix Brand Group, Inc.*	1,779	46,022
Life Time Fitness, Inc.*	1,073	45,903
KB Home	2,071	45,086
Live Nation Entertainment, Inc.*	3,503	43,332
Steven Madden Ltd.*	986	42,536
Men’s Wearhouse, Inc.	1,270	42,443
Coinstar, Inc.*,1	700	40,894
Buffalo Wild Wings, Inc.*	464	40,614
Express, Inc.*	2,244	39,966
Cooper Tire & Rubber Co.	1,555	39,901
Shutterfly, Inc.*	890	39,312
Cracker Barrel Old Country Store, Inc.	485	39,212
Jack in the Box, Inc.*	1,111	38,429
Hibbett Sports, Inc.*	661	37,195
Genesco, Inc.*	611	36,715
Vitamin Shoppe, Inc.*	738	36,051
Meritage Homes Corp.*	769	36,035
Penske Automotive Group, Inc.	1,062	35,428
ANN, Inc.*	1,219	35,375
MDC Holdings, Inc.	955	35,001
Hillenbrand, Inc.	1,377	34,811
WMS Industries, Inc.*	1,380	34,790
Meredith Corp.[1]	909	34,779
Group 1 Automotive, Inc.	574	34,480
New York Times Co. — Class A*	3,409	33,408
Crocs, Inc.*	2,247	33,301
Buckle, Inc.	691	32,235
Texas Roadhouse, Inc. — Class A	1,563	31,557
Saks, Inc.*	2,750	31,543
Bob Evans Farms, Inc.	730	31,113
Arbitron, Inc.	661	30,980
Monro Muffler Brake, Inc.[1]	770	30,577
Helen of Troy Ltd.*	790	30,304
Valassis Communications, Inc.[1]	996	29,751
Marriott Vacations Worldwide Corp.*	670	28,750
Select Comfort Corp.*	1,418	28,034
Jos. A. Bank Clothiers, Inc.*	701	27,970
Office Depot, Inc.*	7,103	27,915

See Notes to Financial Statements.	THE Rydex FUNDS annual report | 71

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
Russell 2000® 2x Strategy Fund

	Shares	Value
Papa John’s International, Inc.*	448	$27,695
Aeropostale, Inc.*	2,035	27,676
Children’s Place Retail Stores, Inc.*	604	27,071
DineEquity, Inc.	382	26,278
Regis Corp.	1,441	26,212
Ascent Capital Group, Inc. — Class A*	351	26,128
Jones Group, Inc.	2,053	26,113
Lithia Motors, Inc. — Class A	540	25,639
Asbury Automotive Group, Inc.*	697	25,573
Sinclair Broadcast Group, Inc. — Class A	1,263	25,564
Grand Canyon Education, Inc.*	996	25,287
OfficeMax, Inc.	2,167	25,159
Francesca’s Holdings Corp.*,1	873	25,020
Standard Pacific Corp.*,1	2,893	24,996
Finish Line, Inc. — Class A	1,271	24,899
Matthews International Corp. — Class A	710	24,772
La-Z-Boy, Inc.	1,291	24,361
Sturm Ruger & Company, Inc.	475	24,097
Orient-Express Hotels Ltd. — Class A*	2,424	23,901
Sonic Automotive, Inc. — Class A	1,068	23,667
Belo Corp. — Class A	2,343	23,032
American Axle & Manufacturing Holdings, Inc.*	1,669	22,782
Dorman Products, Inc.	611	22,735
SHFL Entertainment, Inc.*	1,372	22,734
International Speedway Corp. — Class A	695	22,713
Churchill Downs, Inc.	324	22,693
AFC Enterprises, Inc.*	609	22,125
National CineMedia, Inc.	1,399	22,076
Ameristar Casinos, Inc.	827	21,692
Pinnacle Entertainment, Inc.*	1,478	21,608
Krispy Kreme Doughnuts, Inc.*	1,488	21,487
Interval Leisure Group, Inc.	974	21,175
BJ’s Restaurants, Inc.*	615	20,467
Skechers U.S.A., Inc. — Class A*	947	20,029
Ethan Allen Interiors, Inc.	606	19,950
Quiksilver, Inc.*	3,270	19,849
Stage Stores, Inc.	765	19,798
Oxford Industries, Inc.	355	18,851
Sonic Corp.*	1,426	18,367
Steiner Leisure Ltd.*	377	18,232
Columbia Sportswear Co.[1]	309	17,885
iRobot Corp.*	692	17,757
Drew Industries, Inc.	482	17,501
Stewart Enterprises, Inc. — Class A	1,868	17,354
Scholastic Corp.	648	17,269
Brown Shoe Company, Inc.	1,071	17,136
True Religion Apparel, Inc.	648	16,919
G-III Apparel Group Ltd.*	418	16,766
Red Robin Gourmet Burgers, Inc.*	365	16,644
Cato Corp. — Class A	685	16,536
K12, Inc.*	672	16,202
American Public Education, Inc.*	449	15,666
Pep Boys-Manny Moe & Jack*	1,324	15,610
Conn’s, Inc.*	425	15,258
Hovnanian Enterprises, Inc. — Class A*	2,634	15,198
Winnebago Industries, Inc.*	727	15,005
CEC Entertainment, Inc.	457	14,967
Movado Group, Inc.	441	14,782
Hot Topic, Inc.	1,057	14,671
Smith & Wesson Holding Corp.*	1,627	14,643
Caesars Entertainment Corp.*	919	14,575
Core-Mark Holding Company, Inc.	282	14,469
Strayer Education, Inc.	299	14,466
Multimedia Games Holding Company, Inc.*	681	14,212
Denny’s Corp.*	2,404	13,871
Standard Motor Products, Inc.	497	13,777
Arctic Cat, Inc.*	313	13,678
M/I Homes, Inc.*	534	13,056
American Greetings Corp. — Class A	792	12,751
Zumiez, Inc.*	552	12,641
Fred’s, Inc. — Class A	919	12,572
Gentherm, Inc.*	735	12,039
Vera Bradley, Inc.*,1	501	11,839
Ruby Tuesday, Inc.*	1,600	11,792
Barnes & Noble, Inc.*	712	11,712
Biglari Holdings, Inc.*	31	11,569
Boyd Gaming Corp.*,1	1,389	11,487
Scientific Games Corp. — Class A*	1,305	11,419
rue21, Inc.*	385	11,315
Tumi Holdings, Inc.*	540	11,308
Blue Nile, Inc.*	315	10,852
Fiesta Restaurant Group, Inc.*	408	10,841
Callaway Golf Co.	1,631	10,797
LeapFrog Enterprises, Inc. — Class A*	1,260	10,786
Superior Industries International, Inc.	575	10,741
Modine Manufacturing Co.*	1,171	10,656
Five Below, Inc.*	280	10,609
MDC Partners, Inc. — Class A	642	10,381
Maidenform Brands, Inc.*	584	10,238
Libbey, Inc.*	518	10,013
Capella Education Co.*	321	9,996
Haverty Furniture Companies, Inc.	476	9,787
Beazer Homes USA, Inc.*	615	9,742
Mattress Firm Holding Corp.*	273	9,429
America’s Car-Mart, Inc.*	195	9,114
EW Scripps Co. — Class A*	748	8,998
Harte-Hanks, Inc.	1,111	8,655
Universal Electronics, Inc.*	369	8,580
Fisher Communications, Inc.	218	8,554
Cavco Industries, Inc.*	177	8,420
Ruth’s Hospitality Group, Inc.*	881	8,405
RadioShack Corp.[1]	2,490	8,366
LIN TV Corp. — Class A*	761	8,363
Carriage Services, Inc. — Class A	392	8,330
Bloomin’ Brands, Inc.*	459	8,202
Tuesday Morning Corp.*	1,046	8,117
Carmike Cinemas, Inc.*	440	7,973
Destination Maternity Corp.	336	7,862
Bravo Brio Restaurant Group, Inc.*	484	7,662
Shoe Carnival, Inc.	354	7,236
NACCO Industries, Inc. — Class A	133	7,097
MarineMax, Inc.*	507	6,890

72 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
Russell 2000® 2x Strategy Fund

	Shares	Value
Wet Seal, Inc. — Class A*	2,264	$6,837
PetMed Express, Inc.	508	6,815
Unifi, Inc.*	355	6,781
Journal Communications, Inc. — Class A*	1,008	6,774
Universal Technical Institute, Inc.	528	6,669
Big 5 Sporting Goods Corp.	417	6,509
CSS Industries, Inc.	240	6,233
Fuel Systems Solutions, Inc.*	371	6,110
NutriSystem, Inc.	708	6,004
World Wrestling Entertainment, Inc. — Class A	680	5,998
Shutterstock, Inc.*	130	5,847
Marcus Corp.	461	5,758
Stein Mart, Inc.	686	5,749
JAKKS Pacific, Inc.	547	5,738
Chuy’s Holdings, Inc.*	170	5,539
Jamba, Inc.*	1,936	5,518
Town Sports International Holdings, Inc.	577	5,458
Perry Ellis International, Inc.	298	5,421
Saga Communications, Inc. — Class A	116	5,366
Destination XL Group, Inc.*	1,054	5,365
Stoneridge, Inc.*	696	5,310
Speedway Motorsports, Inc.	295	5,307
Exide Technologies*	1,956	5,281
Cumulus Media, Inc. — Class A*	1,545	5,207
Rentrak Corp.*	232	5,099
Nexstar Broadcasting Group, Inc. — Class A	281	5,058
VOXX International Corp. — Class A*	459	4,916
Restoration Hardware Holdings, Inc.*	140	4,900
Black Diamond, Inc.*	528	4,810
Zagg, Inc.*	640	4,659
Blyth, Inc.	264	4,583
Entercom Communications Corp. — Class A*	610	4,538
Spartan Motors, Inc.	844	4,482
Digital Generation, Inc.*	692	4,450
Bridgepoint Education, Inc.*	434	4,440
Bassett Furniture Industries, Inc.	277	4,421
West Marine, Inc.*	380	4,343
LifeLock, Inc.*	450	4,334
Hooker Furniture Corp.	269	4,288
Steinway Musical Instruments, Inc.*	177	4,252
McClatchy Co. — Class A*	1,454	4,217
Corinthian Colleges, Inc.*	1,962	4,120
Bon-Ton Stores, Inc.	314	4,082
Entravision Communications Corp. — Class A	1,269	4,048
Weyco Group, Inc.	163	3,995
Vitacost.com, Inc.*	550	3,977
hhgregg, Inc.*	356	3,934
Kirkland’s, Inc.*	341	3,908
Central European Media Enterprises Ltd. — Class A*	916	3,866
Mac-Gray Corp.	301	3,853
bebe stores, Inc.	923	3,849
Body Central Corp.*	408	3,835
ReachLocal, Inc.*	255	3,815
Citi Trends, Inc.*	372	3,806
Luby’s, Inc.*	500	3,740
Overstock.com, Inc.*	295	3,634
Kayak Software Corp.*	90	3,596
Global Sources Ltd.*	471	3,561
Bluegreen Corp.*	360	3,542
Culp, Inc.	221	3,516
Johnson Outdoors, Inc. — Class A*	144	3,433
Lincoln Educational Services Corp.	570	3,340
Isle of Capri Casinos, Inc.*	526	3,309
Morgans Hotel Group Co.*	557	3,297
Orbitz Worldwide, Inc.*	575	3,283
Winmark Corp.	52	3,275
Outdoor Channel Holdings, Inc.	367	3,274
1-800-Flowers.com, Inc. — Class A*	653	3,245
K-Swiss, Inc. — Class A*	657	3,114
Career Education Corp.*	1,300	3,081
Delta Apparel, Inc.*	180	2,965
Nathan’s Famous, Inc.*	70	2,958
RG Barry Corp.	219	2,932
Tilly’s, Inc. — Class A*	229	2,913
Cherokee, Inc.	207	2,836
Flexsteel Industries, Inc.	114	2,820
New York & Company, Inc.*	685	2,802
Federal-Mogul Corp.*	458	2,762
Systemax, Inc.	278	2,752
Lifetime Brands, Inc.	238	2,716
Gordmans Stores, Inc.*	213	2,494
Red Lion Hotels Corp.*	346	2,460
Education Management Corp.*	665	2,441
Del Frisco’s Restaurant Group, Inc.*	147	2,440
Ignite Restaurant Group, Inc.*	163	2,393
Reading International, Inc. — Class A*	419	2,346
Einstein Noah Restaurant Group, Inc.	154	2,284
Skullcandy, Inc.*	408	2,154
Monarch Casino & Resort, Inc.*	218	2,121
Daily Journal Corp.*	19	2,109
Salem Communications Corp. — Class A	256	2,030
Tower International, Inc.*	143	2,002
Carrols Restaurant Group, Inc.*	380	1,972
MTR Gaming Group, Inc.*	566	1,868
Marine Products Corp.	251	1,847
Martha Stewart Living Omnimedia — Class A*	697	1,840
Crown Media Holdings, Inc. — Class A*	865	1,773
Premier Exhibitions, Inc.*	644	1,713
Geeknet, Inc.*	112	1,654
Collectors Universe, Inc.	138	1,624
Shiloh Industries, Inc.	147	1,583
Frisch’s Restaurants, Inc.	80	1,435
National American University Holdings, Inc.	249	971
Perfumania Holdings, Inc.*	124	714
CafePress, Inc.*	115	691

See Notes to Financial Statements.	THE Rydex FUNDS annual report | 73

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
Russell 2000® 2x Strategy Fund

	Shares	Value
Beasley Broadcasting Group, Inc. — Class A	106	$625
US Auto Parts Network, Inc.*	373	448
Value Line, Inc.	34	320
Orchard Supply Hardware Stores Corp. — Class A*	45	178
Total Consumer Discretionary		4,623,006
Health Care - 7.3%
Pharmacyclics, Inc.*	1,365	109,759
athenahealth, Inc.*	900	87,337
Seattle Genetics, Inc.*	2,382	84,584
Cubist Pharmaceuticals, Inc.*	1,584	74,163
Alkermes plc*	3,066	72,695
HealthSouth Corp.*	2,389	62,997
Cepheid, Inc.*	1,641	62,965
WellCare Health Plans, Inc.*	1,077	62,423
Align Technology, Inc.*	1,798	60,251
STERIS Corp.	1,446	60,169
PAREXEL International Corp.*	1,504	59,422
HMS Holdings Corp.*	2,156	58,536
Jazz Pharmaceuticals plc*	1,035	57,866
Centene Corp.*	1,289	56,768
West Pharmaceutical Services, Inc.	844	54,809
Haemonetics Corp.*	1,264	52,658
Owens & Minor, Inc.	1,590	51,771
Air Methods Corp.	959	46,263
Medicines Co.*	1,381	46,153
Arena Pharmaceuticals, Inc.*,1	5,433	44,605
Questcor Pharmaceuticals, Inc.[1]	1,350	43,929
Isis Pharmaceuticals, Inc.*	2,509	42,502
MWI Veterinary Supply, Inc.*	315	41,662
ViroPharma, Inc.*	1,650	41,514
Chemed Corp.	485	38,790
Theravance, Inc.*	1,515	35,784
Ironwood Pharmaceuticals, Inc. — Class A*	1,877	34,330
Infinity Pharmaceuticals, Inc.*	708	34,317
Insulet Corp.*	1,305	33,748
ImmunoGen, Inc.*,1	2,086	33,501
Alnylam Pharmaceuticals, Inc.*	1,374	33,484
Magellan Health Services, Inc.*	681	32,395
Acorda Therapeutics, Inc.*	1,006	32,222
Cyberonics, Inc.*	687	32,158
Medidata Solutions, Inc.*	551	31,947
Nektar Therapeutics*	2,869	31,559
HeartWare International, Inc.*	355	31,393
Volcano Corp.*	1,336	29,739
Neogen Corp.*	587	29,098
DexCom, Inc.*	1,717	28,708
Aegerion Pharmaceuticals, Inc.*	701	28,278
MedAssets, Inc.*	1,459	28,086
Vivus, Inc.*,1	2,497	27,467
Hanger, Inc.*	854	26,927
Amsurg Corp. — Class A*	793	26,677
Wright Medical Group, Inc.*	1,101	26,215
Impax Laboratories, Inc.*	1,680	25,939
Team Health Holdings, Inc.*	713	25,939
Abaxis, Inc.	541	25,600
PDL BioPharma, Inc.[1]	3,501	25,592
Masimo Corp.	1,250	24,525
Analogic Corp.	304	24,022
CONMED Corp.	705	24,012
ArthroCare Corp.*	690	23,984
Santarus, Inc.*	1,370	23,742
Meridian Bioscience, Inc.	1,037	23,664
Celldex Therapeutics, Inc.*	2,017	23,357
Molina Healthcare, Inc.*	752	23,214
NuVasive, Inc.*	1,080	23,015
Endologix, Inc.*	1,383	22,335
NPS Pharmaceuticals, Inc.*	2,161	22,021
Emeritus Corp.*	772	21,454
Exelixis, Inc.*,1	4,587	21,192
Auxilium Pharmaceuticals, Inc.*	1,207	20,857
Opko Health, Inc.*,1	2,678	20,433
Neurocrine Biosciences, Inc.*	1,662	20,177
Akorn, Inc.*	1,427	19,735
Acadia Healthcare Company, Inc.*	670	19,691
Integra LifeSciences Holdings Corp.*	489	19,076
Conceptus, Inc.*	789	19,054
Capital Senior Living Corp.*	709	18,739
IPC The Hospitalist Company, Inc.*	416	18,504
InterMune, Inc.*	2,035	18,417
ICU Medical, Inc.*	312	18,392
Dendreon Corp.*	3,860	18,258
Quality Systems, Inc.	991	18,115
Greatbatch, Inc.*	587	17,534
AMN Healthcare Services, Inc.*	1,106	17,508
Luminex Corp.*	1,048	17,313
Orthofix International N.V.*	473	16,967
Quidel Corp.*,1	710	16,863
Bio-Reference Labs, Inc.*	615	15,978
Omnicell, Inc.*	843	15,916
Cantel Medical Corp.	529	15,902
Spectranetics Corp.*	856	15,862
Momenta Pharmaceuticals, Inc.*	1,177	15,701
Exact Sciences Corp.*	1,595	15,631
ABIOMED, Inc.*	833	15,552
Synageva BioPharma Corp.*	282	15,487
Computer Programs & Systems, Inc.	274	14,826
NxStage Medical, Inc.*	1,291	14,562
Ensign Group, Inc.	434	14,496
Rigel Pharmaceuticals, Inc.*	2,131	14,469
Keryx Biopharmaceuticals, Inc.*	2,042	14,376
Array BioPharma, Inc.*	2,911	14,322
Accretive Health, Inc.*	1,408	14,305
Optimer Pharmaceuticals, Inc.*	1,177	14,006
BioScrip, Inc.*	1,099	13,968
Kindred Healthcare, Inc.*	1,325	13,952
Landauer, Inc.	241	13,588
Pacira Pharmaceuticals, Inc.*	460	13,276
Achillion Pharmaceuticals, Inc.*	1,489	13,014
Merit Medical Systems, Inc.*	1,056	12,947
Halozyme Therapeutics, Inc.*	2,243	12,942

74 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
Russell 2000® 2x Strategy Fund

	Shares	Value
AMAG Pharmaceuticals, Inc.*	536	$12,784
ExamWorks Group, Inc.*	731	12,661
Sangamo Biosciences, Inc.*	1,312	12,543
National Healthcare Corp.	263	12,024
Sequenom, Inc.*,1	2,864	11,886
Vanguard Health Systems, Inc.*	796	11,837
Ligand Pharmaceuticals, Inc. — Class B*	435	11,593
Lexicon Pharmaceuticals, Inc.*	5,292	11,537
Genomic Health, Inc.*	406	11,482
MannKind Corp.*	3,366	11,411
Orexigen Therapeutics, Inc.*	1,818	11,363
HealthStream, Inc.*	492	11,286
Fluidigm Corp.*	607	11,236
Spectrum Pharmaceuticals, Inc.[1]	1,485	11,078
MAKO Surgical Corp.*	982	10,949
Dyax Corp.*	2,470	10,769
Symmetry Medical, Inc.*	916	10,488
Astex Pharmaceuticals*	2,330	10,392
Invacare Corp.	796	10,388
PharMerica Corp.*	735	10,290
Healthways, Inc.*	835	10,229
Cadence Pharmaceuticals, Inc.*	1,504	10,062
Natus Medical, Inc.*	737	9,905
Clovis Oncology, Inc.*	338	9,690
Dynavax Technologies Corp.*	4,361	9,681
Antares Pharma, Inc.*	2,681	9,598
Cambrex Corp.*	738	9,439
AVANIR Pharmaceuticals, Inc. — Class A*	3,398	9,311
Endocyte, Inc.*	736	9,163
Emergent Biosolutions, Inc.*	651	9,101
Hi-Tech Pharmacal Company, Inc.	268	8,873
SurModics, Inc.*	325	8,856
Cardiovascular Systems, Inc.*	423	8,663
Synta Pharmaceuticals Corp.*,1	997	8,574
Obagi Medical Products, Inc.*	433	8,552
Triple-S Management Corp. — Class B*	487	8,484
AVEO Pharmaceuticals, Inc.*	1,147	8,430
Amedisys, Inc.*	754	8,384
Affymetrix, Inc.*	1,769	8,350
Accuray, Inc.*	1,789	8,301
Gentiva Health Services, Inc.*	762	8,245
Depomed, Inc.*	1,391	8,165
Cynosure, Inc. — Class A*	310	8,113
Idenix Pharmaceuticals, Inc.*	2,260	8,046
LHC Group, Inc.*	373	8,016
US Physical Therapy, Inc.	297	7,974
Select Medical Holdings Corp.	873	7,857
Universal American Corp.	943	7,855
XenoPort, Inc.*	1,071	7,658
Corvel Corp.*	154	7,621
Raptor Pharmaceutical Corp.*	1,293	7,564
Vical, Inc.*	1,899	7,558
Atrion Corp.	39	7,488
Tornier N.V.*	394	7,427
Novavax, Inc.*	3,250	7,410
OraSure Technologies, Inc.*	1,360	7,344
Navidea Biopharmaceuticals, Inc.*	2,678	7,257
Five Star Quality Care, Inc.*	1,066	7,132
XOMA Corp.*	2,040	7,120
Furiex Pharmaceuticals, Inc.*	187	7,009
AngioDynamics, Inc.*	612	6,995
Repros Therapeutics, Inc.*	424	6,826
Palomar Medical Technologies, Inc.*	490	6,610
Vascular Solutions, Inc.*	404	6,553
SciClone Pharmaceuticals, Inc.*	1,421	6,537
Curis, Inc.*	1,982	6,501
Synergy Pharmaceuticals, Inc.*	1,030	6,252
Providence Service Corp.*	325	6,009
Cerus Corp.*	1,357	5,998
Assisted Living Concepts, Inc. — Class A	487	5,790
Progenics Pharmaceuticals, Inc.*	1,038	5,595
RTI Biologics, Inc.*	1,399	5,512
Repligen Corp.*	769	5,314
Trius Therapeutics, Inc.*	765	5,233
PhotoMedex, Inc.*	325	5,229
Threshold Pharmaceuticals, Inc.*	1,128	5,200
Staar Surgical Co.*	910	5,123
Unilife Corp.*,1	2,253	4,912
NewLink Genetics Corp.*	387	4,748
Intercept Pharmaceuticals, Inc.*	120	4,488
Exactech, Inc.*	214	4,428
Anika Therapeutics, Inc.*	299	4,341
Coronado Biosciences, Inc.*	444	4,316
Merge Healthcare, Inc.*	1,481	4,280
Osiris Therapeutics, Inc.*	407	4,233
OncoGenex Pharmaceutical, Inc.*	368	4,169
Almost Family, Inc.	203	4,147
Sagent Pharmaceuticals, Inc.*	236	4,142
CryoLife, Inc.	689	4,141
Vocera Communications, Inc.*	180	4,140
Sunesis Pharmaceuticals, Inc.*	737	4,031
Lannett Company, Inc.*	396	4,004
Chindex International, Inc.*	291	3,998
Immunomedics, Inc.*	1,654	3,986
Utah Medical Products, Inc.	80	3,902
Rochester Medical Corp.*	266	3,889
Cytori Therapeutics, Inc.*	1,535	3,853
National Research Corp.	66	3,831
Arqule, Inc.*	1,477	3,825
Solta Medical, Inc.*	1,717	3,777
Enzon Pharmaceuticals, Inc.	970	3,686
Cross Country Healthcare, Inc.*	681	3,616
AtriCure, Inc.*	448	3,548
Geron Corp.*	3,303	3,534
Pozen, Inc.*	667	3,515
Harvard Bioscience, Inc.*	621	3,509
ImmunoCellular Therapeutics Ltd.*	1,280	3,507
Derma Sciences, Inc.*	290	3,503
Globus Medical, Inc. — Class A*	237	3,479
Pain Therapeutics, Inc.	951	3,262
KYTHERA Biopharmaceuticals, Inc.*	130	3,167
SIGA Technologies, Inc.*	878	3,143
Skilled Healthcare Group, Inc. — Class A*	477	3,134
Greenway Medical Technologies*	196	3,116

See Notes to Financial Statements.	THE Rydex FUNDS annual report | 75

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
Russell 2000® 2x Strategy Fund

	Shares	Value
ZIOPHARM Oncology, Inc.*	1,665	$3,047
Oncothyreon, Inc.*	1,433	2,981
Ampio Pharmaceuticals, Inc.*	643	2,939
Biotime, Inc.*	762	2,911
Targacept, Inc.*	677	2,898
Alphatec Holdings, Inc.*	1,366	2,882
BioDelivery Sciences International, Inc.*	670	2,821
Hansen Medical, Inc.*,1	1,373	2,760
Vanda Pharmaceuticals, Inc.*	704	2,760
GTx, Inc.*	663	2,751
Omeros Corp.*	650	2,678
Anacor Pharmaceuticals, Inc.*	405	2,616
Discovery Laboratories, Inc.*	1,090	2,496
Corcept Therapeutics, Inc.*	1,237	2,474
Zogenix, Inc.*	1,364	2,455
TESARO, Inc.*	110	2,416
Horizon Pharma, Inc.*	886	2,401
Amicus Therapeutics, Inc.*	751	2,381
Agenus, Inc.*	611	2,377
Merrimack Pharmaceuticals, Inc.*	378	2,306
Pacific Biosciences of California, Inc.*	925	2,303
Hyperion Therapeutics, Inc.*	85	2,195
Biospecifics Technologies Corp.*	126	2,148
Rockwell Medical Technologies, Inc.*	521	2,063
Durata Therapeutics, Inc.*	219	1,971
ChemoCentryx, Inc.*	140	1,935
Regulus Therapeutics, Inc.*	240	1,860
Sucampo Pharmaceuticals, Inc. — Class A*	274	1,792
Maxygen, Inc.	691	1,665
Zeltiq Aesthetics, Inc.*	419	1,601
Codexis, Inc.*	652	1,558
Verastem, Inc.*	156	1,501
Transcept Pharmaceuticals, Inc.*	311	1,490
Cornerstone Therapeutics, Inc.*	210	1,485
Cumberland Pharmaceuticals, Inc.*	295	1,469
Ventrus Biosciences, Inc.*	490	1,465
PDI, Inc.*	248	1,463
BioCryst Pharmaceuticals, Inc.*	1,227	1,460
Affymax, Inc.*	902	1,254
Pernix Therapeutics Holdings*	225	1,116
Cempra, Inc.*	104	702
BG Medicine, Inc.*	369	686
EnteroMedics, Inc.*	672	672
Acura Pharmaceuticals, Inc.*	303	645
Supernus Pharmaceuticals, Inc.*	110	618
Total Health Care		4,094,488
Energy - 3.6%
Dril-Quip, Inc.*	1,005	87,605
Gulfport Energy Corp.*	1,910	87,536
Oasis Petroleum, Inc.*	2,002	76,216
Rosetta Resources, Inc.*	1,325	63,044
Berry Petroleum Co. — Class A	1,315	60,871
Helix Energy Solutions Group, Inc.*	2,642	60,449
Kodiak Oil & Gas Corp.*	6,602	60,012
Bristow Group, Inc.	896	59,082
Lufkin Industries, Inc.	839	55,701
SemGroup Corp. — Class A*	1,044	53,996
Energy XXI Bermuda Ltd.	1,970	53,623
Western Refining, Inc.	1,436	50,848
Targa Resources Corp.	724	49,203
Exterran Holdings, Inc.*	1,626	43,902
McMoRan Exploration Co.*	2,540	41,529
Hornbeck Offshore Services, Inc.*	881	40,931
PDC Energy, Inc.*	751	37,227
Geospace Technologies Corp.*	318	34,319
Key Energy Services, Inc.*	3,777	30,518
Hercules Offshore, Inc.*	3,966	29,427
Arch Coal, Inc.	5,310	28,833
Cloud Peak Energy, Inc.*	1,528	28,696
Stone Energy Corp.*	1,235	26,861
Gulfmark Offshore, Inc. — Class A	668	26,025
Carrizo Oil & Gas, Inc.*	989	25,487
C&J Energy Services, Inc.*	1,112	25,465
Bill Barrett Corp.*	1,204	24,405
Northern Oil and Gas, Inc.*,1	1,588	22,835
ION Geophysical Corp.*	3,307	22,521
Halcon Resources Corp.*	2,788	21,719
Clean Energy Fuels Corp.*	1,657	21,541
CVR Energy, Inc.	416	21,474
Ship Finance International Ltd.	1,217	21,468
Newpark Resources, Inc.*	2,251	20,889
Approach Resources, Inc.*	833	20,500
TETRA Technologies, Inc.*	1,944	19,945
Comstock Resources, Inc.*	1,209	19,646
Crosstex Energy, Inc.	1,016	19,568
Scorpio Tankers, Inc.*	2,092	18,661
EPL Oil & Gas, Inc.*	695	18,633
Rex Energy Corp.*	1,085	17,881
Delek US Holdings, Inc.	423	16,692
Forum Energy Technologies, Inc.*	560	16,106
Swift Energy Co.*	1,070	15,847
Forest Oil Corp.*	2,950	15,517
Nordic American Tankers Ltd.	1,320	15,246
Heckmann Corp.*,1	3,522	15,109
Magnum Hunter Resources Corp.*,1	3,692	14,805
Resolute Energy Corp.*	1,205	13,870
Rentech, Inc.	5,718	13,437
Pioneer Energy Services Corp.*	1,551	12,796
Contango Oil & Gas Co.	316	12,668
Parker Drilling Co.*	2,946	12,609
W&T Offshore, Inc.	869	12,340
PHI, Inc.*	323	11,050
Vaalco Energy, Inc.*	1,449	10,998
Basic Energy Services, Inc.*,1	776	10,608
Tesco Corp.*	759	10,163
Goodrich Petroleum Corp.*	649	10,157
Diamondback Energy, Inc.*	360	9,662
Matrix Service Co.*	644	9,596
Willbros Group, Inc.*	977	9,594
Bonanza Creek Energy, Inc.*	246	9,513
Vantage Drilling Co.*	4,793	8,388
RigNet, Inc.*	307	7,657
GasLog Ltd.	593	7,626
Gulf Island Fabrication, Inc.	355	7,476

76 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
Russell 2000® 2x Strategy Fund

	Shares	Value
Triangle Petroleum Corp.*	1,107	$7,306
Green Plains Renewable Energy, Inc.*	619	7,081
Synergy Resources Corp.*	981	6,730
Quicksilver Resources, Inc.*	2,940	6,615
Clayton Williams Energy, Inc.*	150	6,560
Solazyme, Inc.*	823	6,428
PetroQuest Energy, Inc.*	1,415	6,283
BPZ Resources, Inc.*	2,620	5,947
Natural Gas Services Group, Inc.*	307	5,913
Dawson Geophysical Co.*	197	5,910
Sanchez Energy Corp.*	293	5,837
Warren Resources, Inc.*	1,791	5,749
Penn Virginia Corp.	1,375	5,555
Mitcham Industries, Inc.*	314	5,313
Midstates Petroleum Company, Inc.*	600	5,130
Panhandle Oil and Gas, Inc. — Class A	177	5,071
Knightsbridge Tankers Ltd.	610	5,002
Abraxas Petroleum Corp.*,1	2,066	4,772
Uranium Energy Corp.*	2,121	4,666
Alon USA Energy, Inc.	239	4,553
Teekay Tankers Ltd. — Class A	1,572	4,480
FX Energy, Inc.*	1,326	4,455
Cal Dive International, Inc.*	2,407	4,333
Evolution Petroleum Corp.*	418	4,243
Bolt Technology Corp.	219	3,824
Callon Petroleum Co.*	987	3,652
TGC Industries, Inc.	360	3,564
Harvest Natural Resources, Inc.*	984	3,454
Endeavour International Corp.*	1,168	3,446
REX American Resources Corp.*	143	3,163
Matador Resources Co.*	355	3,145
Westmoreland Coal Co.*	274	3,113
KiOR, Inc. — Class A*,1	657	3,055
Frontline Ltd.*	1,290	3,019
Miller Energy Resources, Inc.*	773	2,868
Apco Oil and Gas International, Inc.	228	2,827
Emerald Oil, Inc.*	400	2,816
Gastar Exploration Ltd.*	1,474	2,594
Adams Resources & Energy, Inc.	49	2,499
Amyris, Inc.*,1	757	2,332
Isramco, Inc.*	22	2,181
Uranerz Energy Corp.*,1	1,654	2,101
Gevo, Inc.*	768	1,720
Crimson Exploration, Inc.*	534	1,527
Renewable Energy Group, Inc.*	182	1,400
Forbes Energy Services Ltd.*	368	1,354
Saratoga Resources, Inc.*	508	1,351
Global Geophysical Services, Inc.*	487	1,193
ZaZa Energy Corp.*	620	1,122
Hallador Energy Co.	160	1,104
Ceres, Inc.*	151	525
Total Energy		2,057,503
Materials - 3.2%
Axiall Corp.	1,741	108,220
Eagle Materials, Inc.	1,227	81,755
Louisiana-Pacific Corp.*	3,445	74,412
PolyOne Corp.	2,492	60,830
Chemtura Corp.*	2,474	53,463
Olin Corp.	2,003	50,516
HB Fuller Co.	1,250	48,850
Sensient Technologies Corp.	1,249	48,823
Coeur d’Alene Mines Corp.*	2,251	42,454
Worthington Industries, Inc.	1,307	40,491
Stillwater Mining Co.*	2,901	37,510
Minerals Technologies, Inc.	884	36,695
Texas Industries, Inc.*	568	35,846
Resolute Forest Products*	2,032	32,877
Balchem Corp.	729	32,032
Kaiser Aluminum Corp.	485	31,355
Clearwater Paper Corp.*	581	30,613
Schweitzer-Mauduit International, Inc.	781	30,248
Buckeye Technologies, Inc.	989	29,621
Innophos Holdings, Inc.	542	29,572
SunCoke Energy, Inc.*	1,750	28,577
Hecla Mining Co.	7,143	28,215
KapStone Paper and Packaging Corp.	1,014	28,189
Graphic Packaging Holding Co.*	3,670	27,489
Stepan Co.	421	26,565
Calgon Carbon Corp.*	1,426	25,810
Innospec, Inc.	576	25,505
PH Glatfelter Co.	1,068	24,970
RTI International Metals, Inc.*	754	23,893
A. Schulman, Inc.	734	23,165
Koppers Holdings, Inc.	522	22,957
Boise, Inc.	2,511	21,745
Globe Specialty Metals, Inc.	1,535	21,367
American Vanguard Corp.	693	21,164
Flotek Industries, Inc.*	1,236	20,209
Headwaters, Inc.*	1,823	19,871
Quaker Chemical Corp.	323	19,063
OM Group, Inc.*	810	19,019
AMCOL International Corp.	629	18,990
Kraton Performance Polymers, Inc.*	808	18,907
Deltic Timber Corp.	271	18,623
Tredegar Corp.	606	17,841
Haynes International, Inc.	309	17,088
Schnitzer Steel Industries, Inc. — Class A	629	16,769
LSB Industries, Inc.*	466	16,207
McEwen Mining, Inc.*	5,435	15,544
Ferro Corp.*	2,167	14,627
Materion Corp.	506	14,421
Berry Plastics Group, Inc.*	740	14,098
Neenah Paper, Inc.	392	12,058
Horsehead Holding Corp.*	1,094	11,903
Wausau Paper Corp.	1,100	11,858
Myers Industries, Inc.	841	11,740
AK Steel Holding Corp.[1]	3,400	11,254
Golden Star Resources Ltd.*	6,481	10,370
Century Aluminum Co.*	1,288	9,969
Gold Resource Corp.	750	9,773
Landec Corp.*	642	9,290
Hawkins, Inc.	229	9,149
OMNOVA Solutions, Inc.*	1,161	8,905
Zep, Inc.	558	8,376
Zoltek Companies, Inc.*	693	8,281

See Notes to Financial Statements.	THE Rydex FUNDS annual report | 77

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
Russell 2000® 2x Strategy Fund

	Shares	Value
AEP Industries, Inc.*	104	$7,468
Paramount Gold and Silver Corp.*	3,271	7,294
AM Castle & Co.*	416	7,280
US Silica Holdings, Inc.	291	6,862
Universal Stainless & Alloy*	169	6,143
Metals USA Holdings Corp.	295	6,092
ADA-ES, Inc.*	228	6,058
FutureFuel Corp.	485	5,893
Olympic Steel, Inc.	227	5,425
Arabian American Development Co.*	499	4,207
Midway Gold Corp.*	3,201	3,905
KMG Chemicals, Inc.	194	3,771
Noranda Aluminum Holding Corp.	838	3,763
General Moly, Inc.*	1,679	3,711
Vista Gold Corp.*	1,539	3,324
Chase Corp.	158	3,053
UFP Technologies, Inc.*	141	2,776
US Antimony Corp.*	1,350	2,336
United States Lime & Minerals, Inc.*	43	2,287
Handy & Harman Ltd.*	133	2,047
Golden Minerals Co.*	823	1,959
GSE Holding, Inc.*	197	1,627
Revett Minerals, Inc.*	635	1,448
Total Materials		1,778,726
Consumer Staples - 2.1%
United Natural Foods, Inc.*	1,227	60,368
TreeHouse Foods, Inc.*	899	58,569
Hain Celestial Group, Inc.*	919	56,132
Casey’s General Stores, Inc.	951	55,444
Darling International, Inc.*	2,941	52,821
Harris Teeter Supermarkets, Inc.	1,097	46,853
B&G Foods, Inc. — Class A	1,313	40,032
PriceSmart, Inc.	458	35,646
Lancaster Colony Corp.	460	35,420
Spectrum Brands Holdings, Inc.	575	32,540
Universal Corp.	578	32,391
Prestige Brands Holdings, Inc.*	1,257	32,292
Sanderson Farms, Inc.	577	31,516
Rite Aid Corp.*	16,520	31,388
Boston Beer Company, Inc. — Class A*	193	30,810
Post Holdings, Inc.*	660	28,334
J&J Snack Foods Corp.	368	28,296
Snyders-Lance, Inc.	1,100	27,786
SUPERVALU, Inc.[1]	5,310	26,762
Fresh Del Monte Produce, Inc.	950	25,631
Elizabeth Arden, Inc.*	635	25,559
Andersons, Inc.	463	24,780
Vector Group Ltd.	1,389	22,391
WD-40 Co.	398	21,798
Tootsie Roll Industries, Inc.[1]	614	18,367
Cal-Maine Foods, Inc.	366	15,577
Susser Holdings Corp.*	277	14,157
Pilgrim’s Pride Corp.*	1,508	13,859
Boulder Brands, Inc.*	1,471	13,210
Weis Markets, Inc.	273	11,111
Inter Parfums, Inc.	412	10,065
Dole Food Company, Inc.*	900	9,810
Spartan Stores, Inc.	541	9,495
Diamond Foods, Inc.*	550	9,273
Chiquita Brands International, Inc.*	1,146	8,893
Calavo Growers, Inc.	302	8,692
Alliance One International, Inc.*	2,191	8,523
Harbinger Group, Inc.*	1,029	8,500
Seaboard Corp.	3	8,400
Medifast, Inc.*	350	8,022
Central Garden and Pet Co. — Class A*	970	7,973
USANA Health Sciences, Inc.*	151	7,298
Pantry, Inc.*	582	7,258
Village Super Market, Inc. — Class A	215	7,243
Coca-Cola Bottling Company Consolidated	118	7,118
Seneca Foods Corp. — Class A*	206	6,802
Ingles Markets, Inc. — Class A	314	6,745
Revlon, Inc. — Class A*	279	6,238
Star Scientific, Inc.*,1	3,645	6,051
Nash Finch Co.	309	6,050
Omega Protein Corp.*	489	5,257
Chefs’ Warehouse, Inc.*	273	5,042
Limoneira Co.	243	4,695
Annie’s, Inc.*	121	4,629
Nature’s Sunshine Products, Inc.	279	4,252
Natural Grocers by Vitamin Cottage, Inc.*	180	4,059
National Beverage Corp.	287	4,032
John B Sanfilippo & Son, Inc.	199	3,976
Alico, Inc.	85	3,931
Nutraceutical International Corp.	220	3,817
Female Health Co.	484	3,504
Orchids Paper Products Co.	146	3,406
Oil-Dri Corporation of America	123	3,349
Roundy’s, Inc.	499	3,278
Arden Group, Inc. — Class A	31	3,134
Inventure Foods, Inc.*	331	2,575
Farmer Bros Co.*	168	2,470
Synutra International, Inc.*	437	2,054
Craft Brew Alliance, Inc.*	259	1,927
Griffin Land & Nurseries, Inc.	63	1,893
Lifeway Foods, Inc.	115	1,599
Central European Distribution Corp.*,1	1,654	554
Total Consumer Staples		1,181,722
Utilities - 2.0%
Cleco Corp.	1,526	71,769
Piedmont Natural Gas Company, Inc.	1,891	62,176
IDACORP, Inc.	1,253	60,482
Portland General Electric Co.	1,893	57,415
WGL Holdings, Inc.	1,290	56,889
Southwest Gas Corp.	1,155	54,816
UIL Holdings Corp.	1,264	50,042
UNS Energy Corp.	1,010	49,429
Black Hills Corp.	1,108	48,797
New Jersey Resources Corp.	1,044	46,823
ALLETE, Inc.	952	46,667
PNM Resources, Inc.	1,991	46,370
South Jersey Industries, Inc.	760	42,248
Avista Corp.	1,471	40,305
NorthWestern Corp.	906	36,113

78 | the Rydex FUNDS annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
Russell 2000® 2x Strategy Fund

	Shares	Value
El Paso Electric Co.	998	$33,583
MGE Energy, Inc.	576	31,933
Northwest Natural Gas Co.	674	29,535
Otter Tail Corp.	906	28,213
American States Water Co.	471	27,115
CH Energy Group, Inc.	376	24,587
Laclede Group, Inc.	565	24,126
Empire District Electric Co.	1,051	23,542
California Water Service Group	1,051	20,915
Atlantic Power Corp.	2,994	14,761
Chesapeake Utilities Corp.	235	11,527
Unitil Corp.	342	9,620
Ormat Technologies, Inc.	448	9,251
SJW Corp.	349	9,249
Connecticut Water Service, Inc.	272	7,951
Middlesex Water Co.	391	7,632
York Water Co.	316	5,941
Artesian Resources Corp. — Class A	188	4,224
Consolidated Water Company Ltd.	369	3,653
Delta Natural Gas Company, Inc.	165	3,607
Genie Energy Ltd. — Class B	378	3,500
Cadiz, Inc.*	326	2,204
American DG Energy, Inc.*	643	1,350
Total Utilities		1,108,360
Telecommunication Services - 0.4%
Cogent Communications Group, Inc.	1,175	31,020
Consolidated Communications Holdings, Inc.	999	17,532
Cincinnati Bell, Inc.*	4,934	16,085
Premiere Global Services, Inc.*	1,253	13,770
8x8, Inc.*	1,767	12,104
Vonage Holdings Corp.*	3,772	10,901
Atlantic Tele-Network, Inc.	221	10,721
Shenandoah Telecommunications Co.	599	9,123
General Communication, Inc. — Class A*	924	8,473
Leap Wireless International, Inc.*	1,344	7,916
inContact, Inc.*	939	7,597
Iridium Communications, Inc.*	1,240	7,465
USA Mobility, Inc.	558	7,405
Hawaiian Telcom Holdco, Inc.*	260	5,998
Lumos Networks Corp.	383	5,163
Cbeyond, Inc.*	680	5,052
magicJack VocalTec Ltd.*	350	4,900
NTELOS Holdings Corp.	374	4,791
ORBCOMM, Inc.*	891	4,642
IDT Corp. — Class B	377	4,547
Fairpoint Communications, Inc.*	519	3,877
HickoryTech Corp.	338	3,431
Primus Telecommunications Group, Inc.	300	3,315
Towerstream Corp.*	1,415	3,155
Neutral Tandem, Inc.	699	2,286
Boingo Wireless, Inc.*	391	2,158
Total Telecommunication Services		213,427
Total Common Stocks
(Cost $29,068,953)		33,482,303
WARRANTS†† - 0.0%
Magnum Hunter Resources Corp.
$10.50, 08/16/13*	47	$—
Total Warrants
(Cost $—)		—
RIGHTS†† - 0.0%
BlueLinx Holdings, Inc.
Expires 04/01/13*	505	199
Total Rights
(Cost $148)		199
CLOSED-END FUNDS† - 0.0%
Firsthand Technology Value Fund, Inc.*	210	4,051
Total Closed-End Funds
(Cost $3,797)		4,051

	Face
	Amount
CORPORATE BONDS†† - 0.0%
FINANCIALS - 0.0%
GAMCO Investors, Inc.
0.00% due 12/31/15	$200	180
Total Corporate Bonds
(Cost $—)		180

REPURCHASE AGREEMENT††,2 - 95.0%
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	53,491,699	53,491,699

Total Repurchase Agreement
(Cost $53,491,699)		53,491,699

SECURITIES LENDING COLLATERAL††,3 - 0.3%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	105,871	105,871
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	83,285	83,285
Total Securities Lending Collateral
(Cost $189,156)		189,156
Total Investments - 154.8%
(Cost $82,753,753)		$87,167,588
Other Assets & Liabilities, net - (54.8)%		(30,880,942)
Total Net Assets - 100.0%		$56,286,646

See Notes to Financial Statements.	THE Rydex FUNDS annual report | 79

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
Russell 2000® 2x Strategy Fund

		Unrealized
	Contracts	Gain
EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $2,461,680)	26	$32,799

	Units
EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International April 2013
Russell 2000 Index Swap,
Terminating 04/29/13[4]
(Notional Value $22,677,735)	23,833	$50,477
Barclays Bank plc April 2013
Russell 2000 Index Swap,
Terminating 04/30/13[4]
(Notional Value $31,898,511)	33,523	49,363
Credit Suisse Capital, LLC April 2013
Russell 2000 Index Swap,
Terminating 04/30/13[4]
(Notional Value $22,154,193)	23,282	31,132
(Total Notional Value $76,730,439)		$130,972

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at March 28, 2013 — See Note 10.

[2]	Repurchase Agreement — See Note 5.

[3]	Securities lending collateral — See Note 10.

[4]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

plc — Public Limited Company

REIT — Real Estate Investment Trust

80 | The Rydex Funds Annual Report	See Notes to Financial Statements.

Russell 2000® 2x Strategy Fund

STATEMENT OF ASSETS

AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $182,127 of securities loaned
(cost $29,072,898)	$33,486,733
Repurchase agreements, at value
(cost $53,680,855)	53,680,855
Total investments
(cost $82,753,753)	87,167,588
Foreign currency, at value
(cost $138)	138
Segregated cash with broker	15,626,329
Receivable for swap settlement	240,434
Unrealized appreciation on swap agreements	130,972
Receivables:
Fund shares sold	2,644,256
Variation margin	59,099
Dividends	35,372
Securities sold	14,940
Interest	1,324
Total assets	105,920,452
Liabilities:
Overdraft due to custodian bank	172,055
Payable for:
Fund shares redeemed	49,133,212
Upon return of securities loaned	189,156
Management fees	47,904
Distribution and service fees	14,880
Transfer agent and administrative fees	13,307
Portfolio accounting fees	7,984
Miscellaneous	55,308
Total liabilities	49,633,806
Net assets	$56,286,646
Net assets consist of:
Paid in capital	$54,317,653
Accumulated net investment loss	(16,952)
Accumulated net realized loss on investments	(2,591,661)
Net unrealized appreciation on investments	4,577,606
Net assets	$56,286,646
A-Class:
Net assets	$5,149,285
Capital shares outstanding	23,714
Net asset value per share	$217.14
Maximum offering price per share
(Net asset value divided by 95.25%)	$227.97
C-Class:
Net assets	$2,300,550
Capital shares outstanding	11,153
Net asset value per share	$206.27
H-Class:
Net assets	$48,836,811
Capital shares outstanding	225,174
Net asset value per share	$216.88

STATEMENTS OF

OPERATIONS

	Period	Year Ended
	January 1, 2013 to	December 31,
	March 28, 2013*	2012
Investment Income:
Dividends**	$67,676	$324,786
Interest	5,701	22,780
Income from securities lending, net	2,563	1,653
Total investment income	75,940	349,219
Expenses:
Management fees	126,897	345,406
Transfer agent and administrative fees	35,250	95,947
Distribution and service fees:
A-Class	1,752	6,269
C-Class	5,797	18,400
H-Class	32,049	85,079
Professional fees	24,285	9,917
Portfolio accounting fees	21,150	57,569
Custodian fees	1,690	7,827
Trustees’ fees†	866	3,735
Miscellaneous	11,371	79,354
Total expenses	261,107	709,503
Net investment loss	(185,167)	(360,284)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,385,231	3,153,078
Swap agreements	6,811,757	12,343,065
Futures contracts	2,143,577	(641,859)
Foreign currency	(2)	(5)
Net realized gain	10,340,563	14,854,279
Net change in unrealized appreciation
(depreciation) on:
Investments	1,751,936	(5,776)
Swap agreements	(697,044)	943,723
Futures contracts	(221,148)	(127,827)
Foreign currency	(1)	—
Net change in unrealized appreciation
(depreciation)	833,743	810,120
Net realized and unrealized gain	11,174,306	15,664,399
Net increase in net assets resulting
from operations	$10,989,139	$15,304,115

*	The Fund changed its fiscal year end from December to March in 2013.
**	Net of foreign withholding tax of $164 and $346 for period January 1, 2012 to March 28, 2013 and year ended December 31, 2012, respectively.
†	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE Rydex FUNDS annual report | 81

Russell 2000® 2x Strategy Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Period	Year Ended	Year Ended
	January 1, 2013 to	December 31,	December 31,
	March 28, 2013*	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(185,167)	$(360,284)	$(678,626)
Net realized gain (loss) on investments	10,340,563	14,854,279	(7,734,467)
Net change in unrealized appreciation (depreciation) on investments	833,743	810,120	(1,619,961)
Net increase (decrease) in net assets resulting from operations	10,989,139	15,304,115	(10,033,054)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,570,328	5,037,656	10,074,129
C-Class	14,105,565	53,115,224	156,272,513
H-Class	577,611,151	2,005,261,845	1,891,218,731
Cost of shares redeemed
A-Class	(642,042)	(7,400,995)	(8,604,460)
C-Class	(15,768,902)	(51,128,780)	(156,531,878)
H-Class	(582,536,433)	(2,006,194,742)	(1,892,269,714)
Net increase (decrease) from capital share transactions	(3,660,333)	(1,309,792)	159,321
Net increase (decrease) in net assets	7,328,806	13,994,323	(9,873,733)

Net assets:
Beginning of period	48,957,840	34,963,517	44,837,250
End of period	$56,286,646	$48,957,840	$34,963,517
Accumulated net investment loss at end of period	$(16,952)	$(245)	$(3,128)

Capital share activity:
Shares sold
A-Class	17,079	32,384	63,400
C-Class	74,434	349,533	1,054,439
H-Class	2,882,840	12,829,378	12,335,564
Shares redeemed
A-Class	(3,196)	(47,341)	(57,437)
C-Class	(83,861)	(338,986)	(1,056,059)
H-Class	(2,910,639)	(12,800,388)	(12,346,693)
Net increase (decrease) in shares	(23,343)	24,580	(6,786)

* The Fund changed its fiscal year end from December to March in 2013.

82 | the Rydex FUNDS annual report	See Notes to Financial Statements.

Russell 2000® 2x Strategy Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
A-Class	2013[a,b]	2012	2011	2010	2009[e]	2008[e]
Per Share Data
Net asset value, beginning of period	$173.53	$135.39	$169.09	$113.55	$80.46	$239.10
Income (loss) from investment operations:
Net investment loss[c]	(.60)	(1.50)	(2.46)	(1.49)	(.83)	(.10)
Net gain (loss) on investments
(realized and unrealized)	44.21	39.64	(31.24)	57.03	33.92	(158.44)
Total from investment operations	43.61	38.14	(33.70)	55.54	33.09	(158.54)
Less distributions from:
Return of capital	—	—	—	—	—	(.10)
Total distributions	—	—	—	—	—	(.10)
Net asset value, end of period	$217.14	$173.53	$135.39	$169.09	$113.55	$80.46

Total Return[d]	25.14%	28.18%	(19.93%)	48.89%	41.13%	(66.27%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,149	$1,706	$3,356	$3,183	$1,890	$893
Ratios to average net assets:
Net investment loss	(1.21%)	(0.95%)	(1.52%)	(1.16%)	(1.00%)	(0.05%)
Total expenses	1.79%	1.82%	1.94%	1.80%	1.87%	1.75%
Portfolio turnover rate	88%	622%	150%	148%	335%	631%

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
C-Class	2013[a,b]	2012	2011	2010	2009[e]	2008[e]
Per Share Data
Net asset value, beginning of period	$165.09	$129.68	$163.02	$110.27	$78.83	$236.20
Income (loss) from investment operations:
Net investment loss[c]	(.96)	(2.28)	(3.51)	(2.28)	(1.32)	(1.20)
Net gain (loss) on investments
(realized and unrealized)	42.14	37.69	(29.83)	55.03	32.76	(156.07)
Total from investment operations	41.18	35.41	(33.34)	52.75	31.44	(157.27)
Less distributions from:
Return of capital	—	—	—	—	—	(.10)
Total distributions	—	—	—	—	—	(.10)
Net asset value, end of period	$206.27	$165.09	$129.68	$163.02	$110.27	$78.83

Total Return[d]	24.95%	27.32%	(20.45%)	47.82%	39.88%	(66.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,301	$3,398	$1,301	$1,900	$3,116	$1,446
Ratios to average net assets:
Net investment loss	(2.00%)	(1.48%)	(2.28%)	(1.91%)	(1.77%)	(0.78%)
Total expenses	2.49%	2.51%	2.69%	2.56%	2.63%	2.50%
Portfolio turnover rate	88%	622%	150%	148%	335%	631%

See Notes to Financial Statements.	THE Rydex FUNDS annual report | 83

Russell 2000® 2x Strategy Fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
H-Class	2013[a,b]	2012	2011	2010	2009[e]	2008[e]
Per Share Data
Net asset value, beginning of period	$173.36	$135.31	$169.09	$113.58	$80.37	$239.40
Income (loss) from investment operations:
Net investment income (loss)[c]	(.62)	(1.42)	(2.48)	(1.57)	(.81)	.04
Net gain (loss) on investments
(realized and unrealized)	44.14	39.47	(31.30)	57.08	34.02	(158.97)
Total from investment operations	43.52	38.05	(33.78)	55.51	33.21	(158.93)
Less distributions from:
Return of capital	—	—	—	—	—	(.10)
Total distributions	—	—	—	—	—	(.10)
Net asset value, end of period	$216.88	$173.36	$135.31	$169.09	$113.58	$80.37

Total Return[d]	25.12%	28.13%	(19.98%)	48.86%	41.32%	(66.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,837	$43,854	$30,306	$39,755	$21,811	$26,162
Ratios to average net assets:
Net investment income (loss)	(1.29%)	(0.91%)	(1.56%)	(1.20%)	(1.00%)	0.03%
Total expenses	1.83%	1.82%	1.94%	1.81%	1.84%	1.75%
Portfolio turnover rate	88%	622%	150%	148%	335%	631%

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Per share amounts for the year ended December 31, 2008 and the period January 1, 2009 through April 19, 2009 have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

84 | the Rydex FUNDS annual report	See Notes to Financial Statements.

This page intentionally left blank.

THE Rydex FUNDS annual report | 85

Performance Report and FUND PROFILE (Unaudited)	March 28, 2013

INVERSE RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, Inverse Russell 2000® 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® 2x Strategy Fund H-Class returned -33.53%, while the Russell 2000 Index returned 16.30% over the same period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Industrials. Telecommunication Services contributed least to performance of the underlying index for the period. Energy was the only sector that detracted from performance of the underlying index for the period.

Pharmacyclics, Inc., Ocwen Financial Corp. and Onyx Pharmaceuticals, Inc. were the largest contributors to performance of the underlying index for the year. MAKO Surgical Corp., Vivus, Inc. and Quality Systems, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

86 | the Rydex FUNDS annual report

Performance Report and FUND PROFILE (Unaudited)(concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

			Since
			Inception
	1 Year	5 Year	(05/31/06)
A-Class Shares	-33.43%	-38.90%	-30.34%
A-Class Shares with sales charge†	-36.58%	-39.50%	-30.83%
C-Class Shares	-33.52%	-39.27%	-30.79%
C-Class Shares with CDSC‡	-34.18%	-39.27%	-30.79%
H-Class Shares	-33.53%	-38.99%	-30.41%
Russell 2000 Index	16.30%	8.24%	5.59%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE Rydex FUNDS annual report | 87

SCHEDULE OF INVESTMENTS	March 28, 2013

INVERSE Russell 2000® 2x Strategy Fund

	Face
	Amount	Value
REPURCHASE AGREEMENT††,1 - 23.1%
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	$10,476,841	$10,476,841
Total Repurchase Agreement
(Cost $10,476,841)		10,476,841
Total Investments - 23.1%
(Cost $10,476,841)		$10,476,841
Other Assets & Liabilities,
net - 76.9%		34,785,681
Total Net Assets - 100.0%		$45,262,522

		Unrealized
	Contracts	Gain (Loss)
EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2013 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $9,468,000)	100	$18,422

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc
April 2013 Russell 2000 Index Swap,
Terminating 04/30/13[2]
(Notional Value $51,572,031)	54,198	$(15,448)
Goldman Sachs International
April 2013 Russell 2000 Index Swap,
Terminating 04/29/13[2]
(Notional Value $7,931,207)	8,335	(16,722)
Credit Suisse Capital, LLC
April 2013 Russell 2000 Index Swap,
Terminating 04/30/13[2]
(Notional Value $21,244,924)	22,327	(28,325)
(Total Notional Value
$80,748,162)		$(60,495)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.

[2]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

plc — Public Limited Company

88 | the Rydex FUNDS annual report	See Notes to Financial Statements.

INVERSE Russell 2000® 2x Strategy Fund

STATEMENT OF ASSETS
AND LIABILITIES

March 28, 2013

Assets:
Repurchase agreements, at value
(cost $10,476,841)	$10,476,841
Segregated cash with broker	7,477,292
Receivables:
Fund shares sold	28,477,650
Variation margin	18,422
Interest	128
Total assets	46,450,333

Liabilities:
Unrealized depreciation on swap agreements	60,495
Payable for:
Fund shares redeemed	1,041,506
Management fees	23,503
Swap settlement	17,460
Distribution and service fees	6,967
Transfer agent and administrative fees	6,529
Portfolio accounting fees	3,917
Miscellaneous	27,434
Total liabilities	1,187,811
Net assets	$45,262,522
Net assets consist of:
Paid in capital	$157,299,711
Undistributed net investment income	—
Accumulated net realized loss on investments	(111,995,116)
Net unrealized depreciation on investments	(42,073)
Net assets	$45,262,522
A-Class:
Net assets	$822,972
Capital shares outstanding	72,148
Net asset value per share	$11.41
Maximum offering price per share
(Net asset value divided by 95.25%)	$11.98
C-Class:
Net assets	$532,728
Capital shares outstanding	49,302
Net asset value per share	$10.81
H-Class:
Net assets	$43,906,822
Capital shares outstanding	3,878,100
Net asset value per share	$11.32

STATEMENTS OF
OPERATIONS

	Period	Year Ended
	January 1, 2013 to	December 31,
	March 28, 2013*	2012
Investment Income:
Interest	$5,370	$33,081
Total investment income	5,370	33,081

Expenses:
Management fees	63,788	259,056
Transfer agent and administrative fees	17,719	71,960
Distribution and service fees:
A-Class	538	2,329
C-Class	2,126	14,707
H-Class	16,650	65,956
Professional fees	12,194	7,966
Portfolio accounting fees	10,632	43,177
Registration fees	8,072	16,412
Licensing fees	3,542	29,606
Custodian fees	808	5,546
Trustees’ fees**	633	3,072
Miscellaneous	(7,191)	25,813
Total expenses	129,511	545,600
Net investment loss	(124,141)	(512,519)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(4,627,868)	(3,396,086)
Futures contracts	(1,528,798)	(2,590,256)
Net realized loss	(6,156,666)	(5,986,342)
Net change in unrealized appreciation
(depreciation) on:
Swap agreements	342,250	(726,601)
Futures contracts	(4,391)	(12,374)
Net change in unrealized appreciation
(depreciation)	337,859	(738,975)
Net realized and unrealized loss	(5,818,807)	(6,725,317)
Net decrease in net assets resulting
from operations	$(5,942,948)	$(7,237,836)

* The Fund changed its fiscal year end from December to March in 2013.

** Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE Rydex FUNDS annual report | 89

INVERSE Russell 2000® 2x Strategy Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Period	Year Ended	Year Ended
	January 1, 2013 to	December 31,	December 31,
	March 28, 2013*	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(124,141)	$(512,519)	$(652,149)
Net realized loss on investments	(6,156,666)	(5,986,342)	(9,058,226)
Net change in unrealized appreciation (depreciation) on investments	337,859	(738,975)	(39,587)
Net decrease in net assets resulting from operations	(5,942,948)	(7,237,836)	(9,749,962)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,584,711	3,825,671	9,866,313
C-Class	13,667,153	103,494,688	203,560,060
H-Class	430,039,207	1,664,693,322	1,799,938,174
Cost of shares redeemed
A-Class	(3,506,211)	(3,198,645)	(9,442,327)
C-Class	(13,910,883)	(104,592,364)	(203,307,012)
H-Class	(394,186,486)	(1,668,707,308)	(1,792,376,733)
Net increase (decrease) from capital share transactions	35,687,491	(4,484,636)	8,238,475
Net decrease in net assets	29,744,543	(11,722,472)	(1,511,487)

Net assets:
Beginning of period	15,517,979	27,240,451	28,751,938
End of period	$45,262,522	$15,517,979	$27,240,451
Undistributed net investment income at end of period	$—	$—	$—

Capital share activity:
Shares sold
A-Class	300,008	208,066	347,749 [1]
C-Class	1,111,982	6,196,679	8,025,398 [1]
H-Class	34,953,178	94,523,775	67,615,839 [1]
Shares redeemed
A-Class	(295,805)	(177,495)	(339,425)[1]
C-Class	(1,138,799)	(6,256,294)	(7,989,606)[1]
H-Class	(32,000,764)	(94,654,473)	(67,421,219)[1]
Net increase (decrease) in shares	2,929,800	(159,742)	238,736

*	The Fund changed its fiscal year end from December to March in 2013.
[1]	The share activity for the period January 1, 2011 through December 2, 2011 has been restated to reflect a 1:4 reverse share split effective December 2, 2011.

90 | the Rydex FUNDS annual report	See Notes to Financial Statements.

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
A-Class	2013[a,b]	2012	2011[c]	2010[c]	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$14.67	$22.38	$29.28	$58.36	$142.48	$161.36
Income (loss) from investment operations:
Net investment income (loss)[d]	(.05)	(.29)	(.53)	(.72)	(1.64)	2.80
Net gain (loss) on investments (realized and unrealized)	(3.21)	(7.42)	(6.37)	(28.36)	(82.44)	45.64
Total from investment operations	(3.26)	(7.71)	(6.90)	(29.08)	(84.08)	48.44
Less distributions from:
Net investment income	—	—	—	—	—	(8.44)
Net realized gains	—	—	—	—	(.04)	(58.88)
Total distributions	—	—	—	—	(.04)	(67.32)
Net asset value, end of period	$11.41	$14.67	$22.38	$29.28	$58.36	$142.48

Total Return[e]	(22.22%)	(34.45%)	(23.57%)	(49.83%)	(59.01%)	25.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$823	$997	$837	$851	$1,385	$1,941
Ratios to average net assets:
Net investment income (loss)	(1.86%)	(1.69%)	(1.95%)	(1.66%)	(1.70%)	1.50%
Total expenses	1.94%	1.81%	1.99%	1.81%	1.83%	2.39%
Portfolio turnover rate	—	—	—	—	—	174%

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
C-Class	2013[a,b]	2012	2011[c]	2010[c]	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$13.91	$21.26	$28.00	$56.12	$137.96	$159.48
Income (loss) from investment operations:
Net investment loss[d]	(.08)	(.41)	(.68)	(.96)	(2.16)	(.64)
Net gain (loss) on investments (realized and unrealized)	(3.02)	(6.94)	(6.06)	(27.16)	(79.64)	46.44
Total from investment operations	(3.10)	(7.35)	(6.74)	(28.12)	(81.80)	45.80
Less distributions from:
Net investment income	—	—	—	—	—	(8.44)
Net realized gains	—	—	—	—	(.04)	(58.88)
Total distributions	—	—	—	—	(.04)	(67.32)
Net asset value, end of period	$10.81	$13.91	$21.26	$28.00	$56.12	$137.96

Total Return[e]	(22.29%)	(34.57%)	(24.07%)	(50.11%)	(59.29%)	23.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$533	$1,059	$2,886	$2,798	$2,107	$1,509
Ratios to average net assets:
Net investment loss	(2.32%)	(2.46%)	(2.65%)	(2.39%)	(2.44%)	(0.35%)
Total expenses	2.39%	2.57%	2.73%	2.56%	2.59%	3.08%
Portfolio turnover rate	—	—	—	—	—	174%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

INVERSE RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	December 31,	December 31,	December 31,	December 31,	December 31,
H-Class	2013[a,b]	2012	2011[c]	2010[c]	2009[c]	2008[c]
Per Share Data
Net asset value, beginning of period	$14.54	$22.26	$29.12	$58.08	$142.00	$161.48
Income (loss) from investment operations:
Net investment income (loss)[d]	(.05)	(.30)	(.51)	(.72)	(1.52)	.76
Net gain (loss) on investments (realized and unrealized)	(3.17)	(7.42)	(6.35)	(28.24)	(82.36)	47.08
Total from investment operations	(3.22)	(7.72)	(6.86)	(28.96)	(83.88)	47.84
Less distributions from:
Net investment income	—	—	—	—	—	(8.44)
Net realized gains	—	—	—	—	(.04)	(58.88)
Total distributions	—	—	—	—	(.04)	(67.32)
Net asset value, end of period	$11.32	$14.54	$22.26	$29.12	$58.08	$142.00

Total Return[e]	(22.15%)	(34.68%)	(23.56%)	(49.86%)	(59.07%)	24.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,907	$13,462	$23,518	$25,103	$41,895	$38,460
Ratios to average net assets:
Net investment income (loss)	(1.73%)	(1.75%)	(1.94%)	(1.66%)	(1.70%)	0.42%
Total expenses	1.81%	1.86%	1.97%	1.81%	1.83%	2.32%
Portfolio turnover rate	—	—	—	—	—	174%

[a]	Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	The Fund changed its fiscal year end from December to March in 2013.
[c]	Per share amounts for years ended December 31, 2008–December 31, 2010 and the period January 1, 2011 through December 2, 2011 have been restated to reflect a 1:4 share split effective December 2, 2011.
[d]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Dynamic Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company, and is authorized to issue an unlimited number of shares (no par value). The Trust offers three separate classes of shares, A-Class shares, C-Class shares, and H-Class shares. Sales of shares of each Class are made without a sales charge at the NAV, with the exception of A-Class Shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase.

At March 28, 2013, the Trust consisted of eight separate Funds: the S&P 500® 2x Strategy Fund, the Inverse S&P 500® 2x Strategy Fund, the NASDAQ-100® 2x Strategy Fund, the Inverse NASDAQ-100® 2x Strategy Fund, the Dow 2x Strategy Fund, the Inverse Dow 2x Strategy Fund, the Russell 2000® 2x Strategy Fund, and the Inverse Russell 2000® 2x Strategy Fund (the “Funds”).

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

Since March 28, 2013 represents the last day during the Funds’ annual period on which the New York Stock Exchange was open for trading, the Funds’ financial statements have been presented through that date to maintain consistency with the Funds’ net asset value calculations used for shareholder transactions.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. The NAV is calculated using the current market value of each Fund’s total assets, as of the respective time of calculation. These financial statements are based on the March 28, 2013, afternoon NAV.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4.00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

The value of futures is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the last quoted sales price on the valuation date for the morning pricing cycle. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

The value of equity index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements. For the afternoon pricing cycle, unrealized gain or loss is calculated using the close of the NYSE to the relevant index or, if there is an afternoon trade, to the “fill”, adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include,

THE RYDEX FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

F. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

G. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

I. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize a variety of derivative instruments including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s or an underlying fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

94 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In conjunction with the use of futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Trust pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of each of the Funds.

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each of the Funds. RFS also provides accounting services to the Funds for fees calculated at an annualized rate of 0.15% of the average daily net assets of each Fund.

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to GDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GDL, in turn, will pay the Service Provider out of its fees. GDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GDL for paying the shareholder’s financial advisor an ongoing sales commission. GDL advances the first year’s service and distribution fees to the financial advisor. GDL retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended March 28, 2013, GDL retained sales charges of $13,768 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

THE RYDEX FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at March 28, 2013:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
S&P 500® 2x Strategy Fund	$55,400,856	$28,019	$62,573,745	$473,191	$—	$118,475,811
Inverse S&P 500® 2x Strategy Fund	—	—	43,916,970	—	—	43,916,970
NASDAQ-100® 2x Strategy Fund	276,707,793	713,848	32,646,990	956,850	—	311,025,481
Inverse NASDAQ-100® 2x Strategy Fund	—	—	42,764,341	—	—	42,764,341
Dow 2x Strategy Fund	42,352,692	50,736	4,093,596	56,574	—	46,553,598
Inverse Dow 2x Strategy Fund	—	—	6,357,840	—	—	6,357,840
Russell 2000® 2x Strategy Fund	33,486,354	32,799	53,681,234	130,972	—	87,331,359
Inverse Russell 2000® 2x Strategy Fund	—	18,422	10,476,841	—	—	10,495,263
Liabilities
Inverse S&P 500® 2x Strategy Fund	$—	$10,915	$—	$401,453	$—	$412,368
Inverse NASDAQ-100® 2x Strategy Fund	—	1,479	—	344,038	—	345,517
Inverse Dow 2x Strategy Fund	—	5,234	—	47,853	—	53,087
Inverse Russell 2000® 2x Strategy Fund	—	—	—	60,495	—	60,495

* Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the period ended March 28, 2013, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 28, 2013, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Mizuho Financial Group, Inc.			U.S. Treasury Bills
0.11%			0.00%
Due 04/01/13	$193,258,106	$193,260,468	09/05/13 – 02/06/14	$192,908,900	$192,739,115
			U.S. Treasury Note
			1.75%
			05/31/16	4,158,900	4,384,392
Credit Suisse Group			U.S. Treasury Note
0.10%			0.50%
Due 04/01/13	22,549,529	22,549,654	07/31/17	22,992,800	23,000,873

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

96 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended March 28, 2013, the Funds sought to gain exposure to their respective benchmarks by investing in financial-linked derivative instruments, including swap agreements and futures. The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of
	Fund’s net assets on a daily basis
Fund	Long	Short
S&P 500® 2x Strategy Fund	140%	—
Inverse S&P 500® 2x Strategy Fund	—	200%
NASDAQ-100® 2x Strategy Fund	115%	—
Inverse NASDAQ-100® 2x Strategy Fund	—	200%
Dow 2x Strategy Fund	125%	—
Inverse Dow 2x Strategy Fund	—	200%
Russell 2000® 2x Strategy Fund	140%	—
Inverse Russell 2000® 2x Strategy Fund	—	200%

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 28, 2013:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 28, 2013:

Asset Derivative Investments Value
	Futures	Swaps	Total Value at
	Equity	Equity	March 28,
Fund	Contracts*	Contracts	2013
S&P 500® 2x Strategy Fund	$28,019	$473,191	$501,210
NASDAQ-100® 2x Strategy Fund	713,848	956,850	1,670,698
Dow 2x Strategy Fund	50,736	56,574	107,310
Russell 2000® 2x Strategy Fund	32,799	130,972	163,771
Inverse Russell 2000® 2x Strategy Fund	18,422	—	18,422

Liability Derivative Investments Value
	Futures	Swaps	Total Value at
	Equity	Equity	March 28,
Fund	Contracts*	Contracts	2013
Inverse S&P 500® 2x Strategy Fund	$10,915	$401,453	$412,368
Inverse NASDAQ-100® 2x Strategy Fund	1,479	344,038	345,517
Inverse Dow 2x Strategy Fund	5,234	47,853	53,087
Inverse Russell 2000® 2x Strategy Fund	—	60,495	60,495

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended March 28, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on swap agreements
Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts

THE RYDEX FUNDS ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended March 28, 2013:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps
	Equity	Equity
Fund	Contracts	Contracts	Total
S&P 500® 2x Strategy Fund	$2,599,218	$12,712,631	$15,311,849
Inverse S&P 500® 2x Strategy Fund	(2,455,666)	(11,633,856)	(14,089,522)
NASDAQ-100® 2x Strategy Fund	(598,576)	12,039,981	11,441,405
Inverse NASDAQ-100® 2x Strategy Fund	(1,315,974)	(5,445,566)	(6,761,540)
Dow 2x Strategy Fund	743,235	3,263,051	4,006,286
Inverse Dow 2x Strategy Fund	(442,055)	(2,639,208)	(3,081,263)
Russell 2000® 2x Strategy Fund	2,143,577	6,811,757	8,955,334
Inverse Russell 2000® 2x Strategy Fund	(1,528,798)	(4,627,868)	(6,156,666)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps
	Equity	Equity
Fund	Contracts	Contracts	Total
S&P 500® 2x Strategy Fund	$(253,540)	$(433,894)	$(687,434)
Inverse S&P 500® 2x Strategy Fund	108,641	(168,735)	(60,094)
NASDAQ-100® 2x Strategy Fund	397,869	(1,528,735)	(1,130,866)
Inverse NASDAQ-100® 2x Strategy Fund	(209,466)	506,887	297,421
Dow 2x Strategy Fund	61,025	(62,690)	(1,665)
Inverse Dow 2x Strategy Fund	(31,126)	17,474	(13,652)
Russell 2000® 2x Strategy Fund	(221,148)	(697,044)	(918,192)
Inverse Russell 2000® 2x Strategy Fund	(4,391)	342,250	337,859

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2012:

Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
	Futures	Swaps
	Equity	Equity
Fund	Contracts	Contracts	Total
S&P 500® 2x Strategy Fund	$3,979,513	$14,506,890	$18,486,403
Inverse S&P 500® 2x Strategy Fund	(11,504,725)	(20,311,435)	(31,816,160)
NASDAQ-100® 2x Strategy Fund	12,388,497	26,622,145	39,010,642
Inverse NASDAQ-100® 2x Strategy Fund	(2,536,320)	(13,548,358)	(16,084,678)
Dow 2x Strategy Fund	1,680,643	2,176,372	3,857,015
Inverse Dow 2x Strategy Fund	(2,671,076)	(3,760,689)	(6,431,765)
Russell 2000® 2x Strategy Fund	(641,859)	12,343,065	11,701,206
Inverse Russell 2000® 2x Strategy Fund	(2,590,256)	(3,396,086)	(5,986,342)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
	Futures	Swaps
	Equity	Equity
Fund	Contracts	Contracts	Total
S&P 500® 2x Strategy Fund	$191,680	$1,544,160	$1,735,840
Inverse S&P 500® 2x Strategy Fund	(204,453)	(851,124)	(1,055,577)
NASDAQ-100® 2x Strategy Fund	(324,427)	2,973,685	2,649,258
Inverse NASDAQ-100® 2x Strategy Fund	184,062	(1,208,830)	(1,024,768)
Dow 2x Strategy Fund	(342,711)	280,783	(61,928)
Inverse Dow 2x Strategy Fund	21,437	(206,538)	(185,101)
Russell 2000® 2x Strategy Fund	(127,827)	943,723	815,896
Inverse Russell 2000® 2x Strategy Fund	(12,374)	(726,601)	(738,975)

98 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

7. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2010 – 2013), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010. It simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the period ended March 28, 2013, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
S&P 500® 2x Strategy Fund	$(15,163,880)
Inverse S&P 500® 2x Strategy Fund	(58,089,386)
NASDAQ-100® 2x Strategy Fund	(15,244,059)
Inverse Nasdaq 100® 2x Strategy Fund	(38,003,206)
Dow 2x Strategy Fund	(890,916)
Russell 2000® 2x Strategy Fund	(9,843,594)

The Funds did not pay distributions during the period ended March 28, 2013 and during the year ended December 31, 2012.

The tax character of distributions paid during the year ended December 31, 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Dow 2x Strategy Fund	$5,957	$—	$5,957

The tax character of distributable earnings/(accumulated losses) at March 28, 2013 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]
S&P 500® 2x Strategy Fund	$—	$—	$4,943,721	$(31,662,054)
Inverse S&P 500® 2x Strategy Fund	—	—	(399,445)	(404,880,578)
NASDAQ-100® 2x Strategy Fund	—	—	49,926,123	(68,190,965)
Inverse NASDAQ-100® 2x Strategy Fund	—	—	(342,090)	(402,104,732)
Dow 2x Strategy Fund	—	—	(554,819)	(15,278,171)
Inverse Dow 2x Strategy Fund	—	—	(47,853)	(61,823,263)
Russell 2000® 2x Strategy Fund	—	—	2,944,508	(975,515)
Inverse Russell 2000® 2x Strategy Fund	—	—	(60,495)	(111,976,694)

Note: Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

1 A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

THE RYDEX FUNDS ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (continued)

								Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2014	2015	2016	2017	2018	Short Term	Long Term	Carryforward
S&P 500® 2x Strategy Fund	$—	$—	$(31,662,054)	$—	$—	$—	$—	$(31,662,054)
Inverse S&P 500® 2x Strategy Fund	(104,028,982)	(22,695,519)	-	(68,859,274)	(116,286,366)	(77,983,901)	(15,026,536)	(404,880,578)
NASDAQ-100® 2x Strategy Fund	-	-	(68,190,965)	-	-	-	-	(68,190,965)
Inverse NASDAQ-100® 2x Strategy Fund	(95,162,970)	(111,374,734)	-	(100,324,296)	(50,483,391)	(41,188,655)	(3,570,686)	(402,104,732)
Dow 2x Strategy Fund	-	-	(7,559,724)	(7,718,447)	-	-	-	(15,278,171)
Inverse Dow 2x Strategy Fund	-	-	-	(25,983,806)	(19,579,661)	(14,386,105)	(1,873,691)	(61,823,263)
Russell 2000® 2x Strategy Fund	-	-	-	(975,515)	-	-	-	(975,515)
Inverse Russell 2000® 2x Strategy Fund	-	-	-	(53,655,098)	(28,383,576)	(25,234,050)	(4,703,970)	(111,976,694)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market of passive foreign investment companies, and foreign currency gains and losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
S&P 500® 2x Strategy Fund	$(168,386)	$168,633	$(247)
Inverse S&P 500® 2x Strategy Fund	(58,375,234)	285,847	58,089,387
NASDAQ-100® 2x Strategy Fund	(485,956)	485,956	—
Inverse NASDAQ-100® 2x Strategy Fund	(38,206,909)	203,703	38,003,206
Dow 2x Strategy Fund	(65,126)	65,126	—
Inverse Dow 2x Strategy Fund	(66,531)	66,532	(1)
Russell 2000® 2x Strategy Fund	(172,078)	168,460	3,618
Inverse Russell 2000® 2x Strategy Fund	(124,141)	124,141	—

At March 28, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for allsecurities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain
S&P 500® 2x Strategy Fund	$113,504,070	$5,281,615	$(811,084)	$4,470,531
Inverse S&P 500® 2x Strategy Fund	43,914,962	2,008	—	2,008
NASDAQ-100® 2x Strategy Fund	260,385,511	52,025,709	(3,056,437)	48,969,272
Inverse NASDAQ-100® 2x Strategy Fund	42,762,393	1,948	—	1,948
Dow 2x Strategy Fund	47,057,682	—	(611,394)	(611,394)
Inverse Dow 2x Strategy Fund	6,357,840	—	—	—
Russell 2000® 2x Strategy Fund	84,354,052	3,183,390	(369,854)	2,813,536
Inverse Russell 2000® 2x Strategy Fund	10,476,841	—	—	—

Appropriate tax adjustments have been made to the tax cost of investments, accumulated earnings on a tax basis, capital loss carryforwards, post-October losses and utilized capital loss carryforwards in accordance with March 31, 2013 tax year end of the Funds.

8. Securities Transactions

For the period ended March 28, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
S&P 500® 2x Strategy Fund	$263,394	$15,211,646
Inverse S&P 500® 2x Strategy Fund	—	—
NASDAQ-100® 2x Strategy Fund	258,989,384	108,100,910
Inverse NASDAQ-100® 2x Strategy Fund	—	—
Dow 2x Strategy Fund	212,666,931	188,641,238
Inverse Dow 2x Strategy Fund	—	—
Russell 2000® 2x Strategy Fund	23,148,776	29,361,264
Inverse Russell 2000® 2x Strategy Fund	—	—

100 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

9. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2013. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the period ended March 28, 2013. The Funds did not have any borrowings under this agreement at March 28, 2013.

The average daily balances borrowed for the period ended March 28, 2013 were as follows:

Fund	Average Daily Balance
S&P 500® 2x Strategy Fund	$3,828
NASDAQ-100® 2x Strategy Fund	21,874
Dow 2x Strategy Fund	3,069
Russell 2000® 2x Strategy Fund	27,345

The average daily balances borrowed for the year ended December 31, 2012 were as follows:

Fund	Average Daily Balance
S&P 500® 2x Strategy Fund	$174,249
NASDAQ-100® 2x Strategy Fund	56,847
Dow 2x Strategy Fund	6,986
Russell 2000® 2x Strategy Fund	19,598

10. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At March 28, 2013, the Funds participated in securities lending as follows:

	Value of	Cash
Fund	Securities Loaned	Collateral Received
S&P 500® 2x Strategy Fund	$40,486	$41,279
NASDAQ-100® 2x Strategy Fund	466,274	479,419
Russell 2000® 2x Strategy Fund	182,127	189,156

The following represents a breakdown of the collateral for the joint repurchase agreements at March 28, 2013:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities (USA), Inc.			Fannie Mae
0.17%			0.00%
Due 04/01/13	$312,546	$312,552	11/15/17	$60,825	$58,121
			Fannie Mae
			0.00%
			11/15/19	291,375	260,679
RBS Securities, Inc.			Federal Home Loan Bank
0.18%			0.375%
Due 04/01/13	397,308	397,316	10/18/13	39,938	40,051
			Fannie Mae
			0.50%
			05/27/15	363,375	365,188

THE RYDEX FUNDS ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (concluded)

11. Legal Proceedings

Tribune Company

Rydex Dynamic Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Dynamic Funds when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and major shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from shareholders, including Rydex Dynamic Funds, the proceeds paid out in connection with the LBO.

In June 2011, a group of Tribune creditors, not including the UCC, filed multiple actions involving state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”). Rydex Dynamic Funds has been named as a defendant in one or more of these suits.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not issued a decision on the motion.

None of these lawsuits allege any wrongdoing on the part of Rydex Dynamic Funds. The following series of Rydex Dynamic Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: S&P 500® 2x Strategy Fund (the “Fund”). The value of the proceeds received by the foregoing Fund was $52,020. At this stage of the proceedings, Rydex Dynamic Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

12. Fiscal Year End Change

At a meeting of the Board of Trustees of the Rydex Dynamic Funds held on February 14, 2013, the Board unanimously voted to change the fiscal year end of the Funds from December 31 to March 31. The change in fiscal year end will have no impact on the Funds’ investment objectives, principal investment strategies or fees and expenses.

13. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending. The new disclosure is effective for Funds whose annual or interim periods begin on or after January 1, 2013. Management is evaluating the impact of this update on its current disclosures.

102 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Dynamic Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rydex Dynamic Funds (comprising, the S&P 500® 2x Strategy Fund, Inverse S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® 2x Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Russell 2000® 2x Strategy Fund and Inverse Russell 2000® 2x Strategy Fund) (the “Funds”) as of March 28, 2013, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 28, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Rydex Dynamic Funds at March 28, 2013, and the results of their operations, the changes in their net assets, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 24, 2013

THE RYDEX FUNDS ANNUAL REPORT | 103

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Distributor Name Change

Effective January 1, 2013, Rydex Distributors, LLC changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

104 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER
Length of Service
Name and	as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	136
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES
Length of Service
Name and	as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Corey A. Colehour	Rydex Series Funds – 1993	136
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	136
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	136
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

THE RYDEX FUNDS ANNUAL REPORT | 105

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded
Length of Service
Name and	as Trustee	Number of
Year of Birth	(Year Began)	Funds Overseen
Werner E. Keller	Rydex Series Funds – 2005	136
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous:Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	136
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	136
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	136
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Michael P. Byrum* Vice President (1970	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC.), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President & Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005–2008)

106 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years
Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003–2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Secretary (1961)	Current: Managing Director, Guggenheim Investments; Senior Vice President & Secretary, Security Investors, LLC; Secretary & Vice President, Rydex ETF Trust, Rydex Dynamic Funds, Rydex Variable Trust, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Guggenheim Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC

Previous: Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987–2012); Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/ka/ PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

THE RYDEX FUNDS ANNUAL REPORT | 107

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

108 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE RYDEX FUNDS ANNUAL REPORT | 109

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended March 28, 2013 and December 31, 2012 were $108,000 and $138,570, respectively.

(b) The aggregate Audit Related Fees by the Trust’s principal accountant billed for the fiscal years ended March 28, 2013 and December 31, 2012 were $0 and $0 respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 28, 2013 and December 31, 2012 were $35,000 and $35,000, respectively.

(c) The aggregate Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 28, 2013 and December 31, 2012 was $0 and $0, respectively.

(d) The aggregate All Other Fees billed by the Trust’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 28, 2013 and December 31, 2012 were $0 and $0, respectively.

(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $35,000 and $35,000, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rydex Dynamic Funds

By (Signature and Title)*   /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date June 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _/s/ Donald C. Cacciapaglia_

Donald C. Cacciapaglia, President

Date June 5, 2013

By (Signature and Title)*   /s/ Nikolaos Bonos _         _

Nikolaos Bonos, Vice President and Treasurer

Date June 5, 2013

* Print the name and title of each signing officer under his or her signature.